                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4708
                                   ---------------------------------------------

                             SunAmerica Income Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                  John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: March 31
                        --------------------------

Date of reporting period:  March 31, 2013
                         -------------------------

Item 1. Reports to Stockholders

                                                             ANNUAL REPORT 2013

SUNAMERICA
Income Funds

[PHOTO]





[LOGO]

        MARCH 31, 2013                                             ANNUAL REPORT

SUNAMERICA INCOME FUNDS

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND (SGTAX)

SUNAMERICA GNMA FUND (GNMAX)

SUNAMERICA STRATEGIC BOND FUND (SDIAX)

SUNAMERICA HIGH YIELD BOND FUND (SHNAX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 11
        PORTFOLIO OF INVESTMENTS.................................... 15
        NOTES TO FINANCIAL STATEMENTS............................... 65
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 84
        TRUSTEE AND OFFICER INFORMATION............................. 85
        SHAREHOLDER TAX INFORMATION................................. 89
        COMPARISONS: PORTFOLIOS VS. INDICES......................... 90

        SHAREHOLDER LETTER -- (UNAUDITED)


Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Income Funds for the 12 months ended March 31, 2013. It was a period wherein fixed income market performance was generally positive, yet volatile. For the annual period overall, the Barclays U.S. Aggregate Bond Index/*/, a broad measure of the U.S. fixed income market, returned 3.77%.

Non-U.S. Treasury sectors began the annual period under pressure, as U.S. economic data softened in April after a strong start to the year 2012. In particular, payroll data released in April and May showed a significant slowing in job gains. U.S. Treasury yields declined, and non-U.S. Treasury sectors experienced a broad sell-off. As the second quarter of 2012 progressed, the growing potential for a Greek exit from the euro and contagion in other peripheral countries exacerbated market fears. Even a pro-bailout party win in the Greek elections in mid-June failed to prop up markets as borrowing costs in Spain soared to new highs. In addition, global manufacturing indicators worsened significantly, with weakness spreading to Germany, Europe's key growth engine. It was not until the end of June 2012, when significant progress was made in stabilizing the European crisis, that sentiment began to improve. A summit meeting of European Union leaders produced unexpectedly market-friendly initiatives, including allowing bailout funds to recapitalize banks directly and dropping the senior status of loans by these funds over private bondholders. The U.S. Federal Reserve (the "Fed") extended through year end 2012 its economic stimulus program Operation Twist, meant to lower long-term interest rates, and the European Central Bank (the "ECB") expanded its balance sheet considerably, while the U.K. central bank continued to favor additional quantitative easing. Even as non-U.S. Treasury sectors, including higher-yielding corporate and emerging market bonds, gained ground, U.S. Treasury yields continued to decline as weakness in U.S. and global economic data weighed on investor sentiment.

Virtually all non-U.S. Treasury sectors outperformed U.S. Treasuries during the third quarter of 2012, driven in large part by investors searching for yield in an environment of extremely low interest rates. Market expectations for more quantitative easing by the Fed increased in August based on the Fed's August meeting minutes and Fed Chairman Bernanke's comments at the Fed's annual conference in Jackson Hole, Wyoming. September then proved to be a particularly eventful month, starting with the ECB's plan, called its Outright Monetary Transactions ("OMT") program, to buy potentially unlimited amounts of short-term government bonds in order to reduce borrowing costs in fiscally challenged countries. The German Constitutional Court's early anticipated ruling to ratify the European Stability Mechanism with immediate effect further fanned market enthusiasm. Finally, the Fed announced a third round of quantitative easing, dubbed QE3, which exceeded most market expectations. The Fed agreed to purchase additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost economic growth and reduce unemployment. The announcement marked a meaningful policy shift in that it focused on growth and employment rather than on inflation. Additionally, the Fed extended its guidance on near-zero short-term interest rates from mid-2014 to at least mid-2015, stating it expects to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens. With the Fed holding short-term interest rates at low levels, demand for higher yielding sectors was strong.

Market jitters returned, however, by the end of September 2012, as challenges in Spain, including a lack of clarity over a formal bailout request, quickly shifted back into focus. Also, discord emerged among European policymakers over measures to stem the banking and sovereign debt crisis, causing non-U.S. Treasury sectors to pare back some of their earlier gains. Adding to market pressures were growing signs of a global industrial decline, led by Europe and Asia, and including countries such as Germany and China.

During the fourth quarter of 2012, major central banks maintained their exceptionally accommodative stance. In the U.S., the Fed announced plans for additional purchases of U.S. Treasury securities at a pace of $45 billion per month, further expanding its balance sheet. The Fed also adopted inflation and unemployment rate thresholds in place of its prior mid-2015 time frame, noting that it would keep short-term rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near its 2% target.

All major central banks reiterated their support for easy monetary policy during the first quarter of 2013. The Fed maintained its bond-buying program, purchasing $85 billion per month in mortgage-backed securities and U.S. Treasuries, while keeping policy rates unchanged. Meanwhile, the Bank of England, the Bank of Japan and the ECB reiterated their commitment to maintaining accommodative monetary policy as long as needed. In Europe, we witnessed increasing signs of "austerity fatigue," as evidenced by the rise of anti-establishment parties in Italy's elections. Similarly, "bailout fatigue" among creditor nations, such as Germany and the Netherlands, led to a reversal of the earlier proposal of recapitalizing banks directly through the Eurozone's rescue funds. Rather, this proposal of bank bailouts by taxpayers was replaced by a "bail-in" of bank creditors, shareholders and even uninsured depositors in the case of Cyprus.

In the U.S., economic data released during the first three months of 2013 was largely upbeat, with further improvement in the labor market and housing sector. However, European economic activity and domestic demand remained depressed; its unemployment rate came in at a record high of 11.9%. In China, economic activity showed some signs of fragility even as the government continued to implement measures to cool excessive activity in areas like property and off-balance-sheet funding vehicles. Japan continued to post large trade deficits and most manufacturing indicators signaled weakness. Conditions in non-manufacturing sectors, including real estate, were slightly more optimistic as the government reiterated its commitment to domestic reflation.

For the annual period overall, U.S. Treasuries posted positive returns that outpaced select fixed income sectors, including mortgage-backed securities and asset-backed securities. By the end of March 2013, the yield on the 10-year U.S. Treasury had fallen 36 basis points+ to 1.86%. Most other non-U.S. Treasury sectors performed better. Emerging market bonds and corporate bonds, both investment grade and high yield, were the best performing fixed income sectors for the annual period as a whole. Commercial mortgage-backed securities also posted strong gains.

On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Income Funds during the most recent annual period.

We thank you for being a part of the SunAmerica Income Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial advisor or get in touch with us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA INCOME FUNDS INVESTMENT PROFESSIONALS

Michael Cheah              Robert Vanden Assem        Christopher Jones
Anthony King               John Yovanovic             John Dunlevy
Rajeev Mittal

--------
Past performance is no guarantee of future results.

*The Barclays U.S. Aggregate Bond Index represents securities that are
 SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.
+A basis point is 1/100/th/ of a percentage point.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2013 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively the "Funds") in the SunAmerica Income Funds (the "Trust"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2012 and held until March 31, 2013.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2013" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended March 31, 2013" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2013" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Trust's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2013" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended March 31, 2013" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2013" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2013" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2013 -- (UNAUDITED) (CONTINUED)


                                              ACTUAL                                  HYPOTHETICAL
                            ------------------------------------------ ------------------------------------------
                                                                                     ENDING ACCOUNT
                                          ENDING ACCOUNT EXPENSES PAID                VALUE USING   EXPENSES PAID
                                           VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE    EXPENSE
                              BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS     RATIO
                            ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED       AS OF
                            AT OCTOBER 1,   MARCH 31,      MARCH 31,   AT OCTOBER 1,   MARCH 31,      MARCH 31,   MARCH 31,
FUND                            2012           2013          2013*         2012           2013          2013*       2013*
----                        ------------- -------------- ------------- ------------- -------------- ------------- ---------
U.S. GOVERNMENT SECURITIES
  Class A#.................   $1,000.00     $  989.58       $ 4.91       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $  986.41       $ 8.12       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C#.................   $1,000.00     $  986.39       $ 8.12       $1,000.00     $1,016.75       $ 8.25       1.64%
GNMA
  Class A#.................   $1,000.00     $  988.78       $ 4.91       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $  985.65       $ 8.12       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C#.................   $1,000.00     $  985.70       $ 8.12       $1,000.00     $1,016.75       $ 8.25       1.64%
STRATEGIC BOND
  Class A..................   $1,000.00     $1,023.94       $ 6.56       $1,000.00     $1,018.45       $ 6.54       1.30%
  Class B..................   $1,000.00     $1,020.59       $ 9.87       $1,000.00     $1,015.16       $ 9.85       1.96%
  Class C..................   $1,000.00     $1,020.65       $ 9.77       $1,000.00     $1,015.26       $ 9.75       1.94%
HIGH YIELD BOND
  Class A#.................   $1,000.00     $1,054.93       $ 6.97       $1,000.00     $1,018.15       $ 6.84       1.36%
  Class B#.................   $1,000.00     $1,051.53       $10.28       $1,000.00     $1,014.91       $10.10       2.01%
  Class C#.................   $1,000.00     $1,051.37       $10.28       $1,000.00     $1,014.91       $10.10       2.01%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2013" and the "Expense Ratios" would have been higher.

        SUNAMERICA INCOME FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2013

                                                                                               U.S. GOVERNMENT
                                                                                                 SECURITIES        GNMA
                                                                                                    FUND           FUND
                                                                                               --------------- ------------
ASSETS:
Investments at value (unaffiliated)*..........................................................  $121,260,464   $241,595,953
Repurchase agreements (cost approximates value)...............................................    17,578,000     44,598,000
                                                                                                ------------   ------------
Total investments.............................................................................   138,838,464    286,193,953
                                                                                                ------------   ------------
Cash..........................................................................................           471         10,965
Foreign cash*.................................................................................            --             --
Receivable for:...............................................................................
  Shares of beneficial interest sold..........................................................       152,924        563,129
  Dividends and interest......................................................................       555,796        634,404
  Investments sold............................................................................            --     20,412,234
Prepaid expenses and other assets.............................................................           455          1,081
Due from investment adviser for expense reimbursements/fee waivers............................        42,954         42,013
                                                                                                ------------   ------------
Total assets..................................................................................   139,591,064    307,857,779
                                                                                                ============   ============
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................................................       584,551        699,682
  Investments purchased.......................................................................            --     86,107,479
  Investment advisory and management fees.....................................................        75,758         88,989
  Distribution and service maintenance fees...................................................        50,350        101,854
  Transfer agent fees and expenses............................................................        33,251         57,557
  Trustees' fees and expenses.................................................................         6,844          3,963
  Other accrued expenses......................................................................        86,700        102,664
  Dividends payable...........................................................................        19,890         63,322
Unrealized depreciation on forward foreign currency contracts.................................            --             --
                                                                                                ------------   ------------
Total liabilities.............................................................................       857,344     87,225,510
                                                                                                ------------   ------------
Net assets....................................................................................  $138,733,720   $220,632,269
                                                                                                ============   ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01..........................................................  $    139,945   $    195,713
Paid-in capital...............................................................................   129,759,781    218,267,411
                                                                                                ------------   ------------
                                                                                                 129,899,726    218,463,124
Accumulated undistributed net investment income (loss)........................................        48,069       (447,124)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options
 contracts, securities sold short, and foreign exchange transactions..........................      (181,052)    (2,448,546)
Unrealized appreciation (depreciation) on investments.........................................     8,966,977      5,064,815
Unrealized appreciation (depreciation) on foreign exchange transactions.......................            --             --
                                                                                                ------------   ------------
Net assets....................................................................................  $138,733,720   $220,632,269
                                                                                                ============   ============
* Cost........................................................................................
  Investments (unaffiliated)..................................................................  $112,293,487   $236,531,138
                                                                                                ============   ============
  Foreign cash................................................................................  $         --   $         --
                                                                                                ============   ============

                                                                                                 STRATEGIC    HIGH YIELD
                                                                                                   BOND          BOND
                                                                                                   FUND          FUND
                                                                                               ------------  ------------
ASSETS:
Investments at value (unaffiliated)*.......................................................... $657,857,829  $119,530,204
Repurchase agreements (cost approximates value)...............................................    3,387,000       785,000
                                                                                               ------------  ------------
Total investments.............................................................................  661,244,829   120,315,204
                                                                                               ------------  ------------
Cash..........................................................................................      150,161        14,291
Foreign cash*.................................................................................      377,217            --
Receivable for:...............................................................................
  Shares of beneficial interest sold..........................................................    2,986,750       678,451
  Dividends and interest......................................................................    9,755,761     2,303,070
  Investments sold............................................................................   22,452,463       463,488
Prepaid expenses and other assets.............................................................        1,862         2,155
Due from investment adviser for expense reimbursements/fee waivers............................           --         9,538
                                                                                               ------------  ------------
Total assets..................................................................................  696,969,043   123,786,197
                                                                                               ============  ============
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................................................    1,444,167       201,954
  Investments purchased.......................................................................   29,560,801     1,058,644
  Investment advisory and management fees.....................................................      351,373        79,723
  Distribution and service maintenance fees...................................................      377,849        63,762
  Transfer agent fees and expenses............................................................      134,728        32,442
  Trustees' fees and expenses.................................................................        4,415         3,022
  Other accrued expenses......................................................................      170,194       175,357
  Dividends payable...........................................................................      425,420       121,281
Unrealized depreciation on forward foreign currency contracts.................................           --         1,627
                                                                                               ------------  ------------
Total liabilities.............................................................................   32,468,947     1,737,812
                                                                                               ------------  ------------
Net assets.................................................................................... $664,500,096  $122,048,385
                                                                                               ============  ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01.......................................................... $  1,845,450  $    340,653
Paid-in capital...............................................................................  703,889,492   179,448,717
                                                                                               ------------  ------------
                                                                                                705,734,942   179,789,370
Accumulated undistributed net investment income (loss)........................................   (1,118,244)       55,507
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, securities sold short, and foreign exchange transactions..........................  (52,964,010)  (53,323,691)
Unrealized appreciation (depreciation) on investments.........................................   12,877,449    (4,471,167)
Unrealized appreciation (depreciation) on foreign exchange transactions.......................      (30,041)       (1,634)
                                                                                               ------------  ------------
Net assets.................................................................................... $664,500,096  $122,048,385
                                                                                               ============  ============
* Cost........................................................................................
  Investments (unaffiliated).................................................................. $644,980,380  $124,001,371
                                                                                               ============  ============
  Foreign cash................................................................................ $    383,382  $         --
                                                                                               ============  ============

        SUNAMERICA INCOME FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2013 (CONTINUED)

                                                                                                    U.S. GOVERNMENT
                                                                                                      SECURITIES        GNMA
                                                                                                         FUND           FUND
                                                                                                    --------------- ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $121,806,536   $158,830,331
Shares of beneficial interest issued and outstanding...............................................    12,286,300     14,104,243
Net asset value and redemption price per share (excluding any applicable contingent deferred sales
 charge)...........................................................................................  $       9.91   $      11.26
Maximum sales charge (4.75% of offering price).....................................................  $       0.49   $       0.56
                                                                                                     ------------   ------------
Maximum offering price to public...................................................................  $      10.40   $      11.82
                                                                                                     ============   ============
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $  4,700,724   $ 14,331,024
Shares of beneficial interest issued and outstanding...............................................       474,006      1,269,079
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................  $       9.92   $      11.29
                                                                                                     ============   ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $ 12,226,460   $ 47,470,914
Shares of beneficial interest issued and outstanding...............................................     1,234,223      4,197,999
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................  $       9.91   $      11.31
                                                                                                     ============   ============

                                                                                                     STRATEGIC   HIGH YIELD
                                                                                                       BOND         BOND
                                                                                                       FUND         FUND
                                                                                                    ------------ -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $336,758,554 $74,175,230
Shares of beneficial interest issued and outstanding...............................................   93,667,336  20,738,812
Net asset value and redemption price per share (excluding any applicable contingent deferred sales
 charge)........................................................................................... $       3.60 $      3.58
Maximum sales charge (4.75% of offering price)..................................................... $       0.18 $      0.18
                                                                                                    ------------ -----------
Maximum offering price to public................................................................... $       3.78 $      3.76
                                                                                                    ============ ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $ 56,776,138 $13,955,536
Shares of beneficial interest issued and outstanding...............................................   15,797,080   3,896,915
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................ $       3.59 $      3.58
                                                                                                    ============ ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $270,965,404 $33,917,619
Shares of beneficial interest issued and outstanding...............................................   75,080,539   9,429,547
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................ $       3.61 $      3.60
                                                                                                    ============ ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED MARCH 31, 2013

                                                                                                 U.S. GOVERNMENT
                                                                                                 SECURITIES FUND  GNMA FUND
                                                                                                 --------------- -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)......................................................................   $       --    $        --
  Interest (unaffiliated).......................................................................    3,287,204      3,992,678
                                                                                                   ----------    -----------
   Total investment income*.....................................................................    3,287,204      3,992,678
                                                                                                   ----------    -----------
EXPENSES:
  Investment advisory and management fees.......................................................      893,537      1,346,818
  Distribution and service maintenance fees:
   Class A......................................................................................      415,126        755,252
   Class B......................................................................................       48,447        151,590
   Class C......................................................................................      140,152        600,142
  Transfer agent fees and expenses:
   Class A......................................................................................      280,623        500,063
   Class B......................................................................................       13,490         37,417
   Class C......................................................................................       34,618        139,580
  Registration fees:
   Class A......................................................................................       17,234         24,154
   Class B......................................................................................        8,150          9,080
   Class C......................................................................................        8,092         10,670
  Custodian and accounting fees.................................................................       71,348        175,146
  Reports to shareholders.......................................................................       22,914         47,544
  Audit and tax fees............................................................................       48,940         48,403
  Legal fees....................................................................................       13,854         17,736
  Trustees' fees and expenses...................................................................       13,188         30,383
  Interest expense..............................................................................           --          2,342
  Other expenses................................................................................       18,319         21,676
                                                                                                   ----------    -----------
   Total expenses before fee waivers, expense reimbursements, expense recoupments and custody
    credits.....................................................................................    2,048,032      3,917,996
   Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)............     (564,503)      (547,769)
   Custody credits earned on cash balances......................................................          (13)        (1,099)
                                                                                                   ----------    -----------
   Net expenses.................................................................................    1,483,516      3,369,128
                                                                                                   ----------    -----------
Net investment income (loss)....................................................................    1,803,688        623,550
                                                                                                   ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)..........................................      635,015      5,819,811
Net realized foreign exchange gain (loss) on other assets and liabilities.......................           --             --
                                                                                                   ----------    -----------
Net realized gain (loss) on investments and foreign currencies..................................      635,015      5,819,811
                                                                                                   ----------    -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)..................      127,518     (7,628,267)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities...............           --             --
                                                                                                   ----------    -----------
Net unrealized gain (loss) on investments and foreign currencies................................      127,518     (7,628,267)
                                                                                                   ----------    -----------
Net realized and unrealized gain (loss) on investments and foreign currencies...................      762,533     (1,808,456)
                                                                                                   ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................   $2,566,221    $(1,184,906)
                                                                                                   ----------    -----------
* Net of foreign withholding taxes on interest and dividends of.................................   $       --    $        --
                                                                                                   ==========    ===========

                                                                                                  STRATEGIC    HIGH YIELD
                                                                                                  BOND FUND    BOND FUND
                                                                                                 -----------  -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)...................................................................... $   141,241  $   195,274
  Interest (unaffiliated).......................................................................  30,783,105    8,948,648
                                                                                                 -----------  -----------
   Total investment income*.....................................................................  30,924,346    9,143,922
                                                                                                 -----------  -----------
EXPENSES:
  Investment advisory and management fees.......................................................   3,890,736      954,873
  Distribution and service maintenance fees:
   Class A......................................................................................   1,056,643      273,664
   Class B......................................................................................     548,986      131,243
   Class C......................................................................................   2,624,929      360,024
  Transfer agent fees and expenses:
   Class A......................................................................................     687,199      186,477
   Class B......................................................................................     127,325       31,801
   Class C......................................................................................     590,749       83,615
  Registration fees:
   Class A......................................................................................      35,378       13,834
   Class B......................................................................................      12,520        9,647
   Class C......................................................................................      19,851       11,353
  Custodian and accounting fees.................................................................     260,112       74,918
  Reports to shareholders.......................................................................      83,347       25,877
  Audit and tax fees............................................................................      59,114       62,952
  Legal fees....................................................................................      23,574       10,041
  Trustees' fees and expenses...................................................................      58,726       12,356
  Interest expense..............................................................................         213          336
  Other expenses................................................................................      28,248       18,046
                                                                                                 -----------  -----------
   Total expenses before fee waivers, expense reimbursements, expense recoupments and custody
    credits.....................................................................................  10,107,650    2,261,057
   Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)............          --     (210,169)
   Custody credits earned on cash balances......................................................        (251)         (57)
                                                                                                 -----------  -----------
   Net expenses.................................................................................  10,107,399    2,050,831
                                                                                                 -----------  -----------
Net investment income (loss)....................................................................  20,816,947    7,093,091
                                                                                                 -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)..........................................  19,690,814    1,615,182
Net realized foreign exchange gain (loss) on other assets and liabilities.......................    (165,800)       1,082
                                                                                                 -----------  -----------
Net realized gain (loss) on investments and foreign currencies..................................  19,525,014    1,616,264
                                                                                                 -----------  -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)..................   6,599,388    4,750,820
Change in unrealized foreign exchange gain (loss) on other assets and liabilities...............      (3,881)      (1,634)
                                                                                                 -----------  -----------
Net unrealized gain (loss) on investments and foreign currencies................................   6,595,507    4,749,186
                                                                                                 -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies...................  26,120,521    6,365,450
                                                                                                 -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................. $46,937,468  $13,458,541
                                                                                                 -----------  -----------
* Net of foreign withholding taxes on interest and dividends of................................. $   (15,640) $    (4,097)
                                                                                                 ===========  ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF CHANGES IN NET ASSETS

                                                                                                U.S. GOVERNMENT
                                                                                                SECURITIES FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2013          2012
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).......................................................... $  1,803,688  $  2,493,983
   Net realized gain (loss) on investments and foreign currencies........................      635,015     4,794,812
   Net unrealized gain (loss) on investments and foreign currencies......................      127,518     5,367,042
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................    2,566,221    12,655,837
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (2,407,603)   (2,871,740)
  Net investment income (Class B)........................................................      (66,885)      (77,643)
  Net investment income (Class C)........................................................     (193,462)     (214,636)
  Net realized gain on securities (Class A)..............................................   (1,485,196)     (275,963)
  Net realized gain on securities (Class B)..............................................      (64,225)      (11,071)
  Net realized gain on securities (Class C)..............................................     (181,121)      (33,009)
                                                                                          ------------  ------------
  Total distributions to shareholders....................................................   (4,398,492)   (3,484,062)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).    2,700,859   (34,156,481)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................      868,588   (24,984,706)

NET ASSETS:
Beginning of period......................................................................  137,865,132   162,849,838
                                                                                          ------------  ------------
End of period+........................................................................... $138,733,720  $137,865,132
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $     48,069  $    472,266
                                                                                          ============  ============

                                                                                                   GNMA FUND
                                                                                          ---------------------------
                                                                                           FOR THE YEAR  FOR THE YEAR
                                                                                              ENDED         ENDED
                                                                                            MARCH 31,     MARCH 31,
                                                                                               2013          2012
                                                                                          -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).......................................................... $     623,550  $  5,421,635
   Net realized gain (loss) on investments and foreign currencies........................     5,819,811    16,510,253
   Net unrealized gain (loss) on investments and foreign currencies......................    (7,628,267)   (1,005,185)
                                                                                          -------------  ------------
Net increase (decrease) in net assets resulting from operations..........................    (1,184,906)   20,926,703
                                                                                          -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................    (5,347,575)   (7,212,565)
  Net investment income (Class B)........................................................      (279,727)     (356,993)
  Net investment income (Class C)........................................................    (1,102,427)   (1,345,266)
  Net realized gain on securities (Class A)..............................................      (639,911)   (8,344,491)
  Net realized gain on securities (Class B)..............................................       (46,181)     (492,879)
  Net realized gain on securities (Class C)..............................................      (185,523)   (1,924,819)
                                                                                          -------------  ------------
  Total distributions to shareholders....................................................    (7,601,344)  (19,677,013)
                                                                                          -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (108,594,379)   12,359,389
                                                                                          -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (117,380,629)   13,609,079

NET ASSETS:
Beginning of period......................................................................   338,012,898   324,403,819
                                                                                          -------------  ------------
End of period+........................................................................... $ 220,632,269  $338,012,898
                                                                                          =============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $    (447,124) $   (343,846)
                                                                                          =============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                              STRATEGIC BOND FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2013          2012
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $ 20,816,947  $ 25,175,085
  Net realized gain (loss) on investments and foreign currencies.........................   19,525,014     6,258,584
  Net unrealized gain (loss) on investments and foreign currencies.......................    6,595,507    (3,926,690)
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   46,937,468    27,506,979
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................  (12,197,323)  (14,928,172)
  Net investment income (Class B)........................................................   (1,852,378)   (2,461,123)
  Net investment income (Class C)........................................................   (8,911,106)  (11,924,376)
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................  (22,960,807)  (29,313,671)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).   37,772,753    46,800,108
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................   61,749,414    44,993,416

NET ASSETS:
Beginning of period......................................................................  602,750,682   557,757,266
                                                                                          ------------  ------------
End of period+........................................................................... $664,500,096  $602,750,682
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $ (1,118,244) $ (2,256,649)
                                                                                          ============  ============

                                                                                             HIGH YIELD BOND FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2013          2012
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  7,093,091  $  8,226,224
  Net realized gain (loss) on investments and foreign currencies.........................    1,616,264     1,121,000
  Net unrealized gain (loss) on investments and foreign currencies.......................    4,749,186    (4,152,876)
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   13,458,541     5,194,348
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (4,437,764)   (5,570,893)
  Net investment income (Class B)........................................................     (658,906)     (883,098)
  Net investment income (Class C)........................................................   (1,809,761)   (2,451,920)
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................   (6,906,431)   (8,905,911)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (14,215,891)    2,148,997
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................   (7,663,781)   (1,562,566)

NET ASSETS:
Beginning of period......................................................................  129,712,166   131,274,732
                                                                                          ------------  ------------
End of period+........................................................................... $122,048,385  $129,712,166
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $     55,507  $   (911,835)
                                                                                          ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS

                                                              U.S. GOVERNMENT SECURITIES FUND
                                                              -------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET                 NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET              ASSETS,
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   --------
                                                                          CLASS A
                                                                          -------
  03/31/09    $ 9.68     $0.26      $ 0.36      $ 0.62     $(0.28)     $   --     $(0.28) $10.02    6.52%    $178,963
  03/31/10     10.02      0.21       (0.28)      (0.07)     (0.21)      (0.19)     (0.40)   9.55   (0.75)(4)  159,028
  03/31/11      9.55      0.17        0.13        0.30      (0.18)      (0.16)     (0.34)   9.51    3.12      143,978
  03/31/12      9.51      0.17        0.62        0.79      (0.22)      (0.02)     (0.24)  10.06    8.34(5)   118,434
  03/31/13     10.06      0.14        0.05        0.19      (0.21)      (0.13)     (0.34)   9.91    1.84      121,807
                                                                          CLASS B
                                                                          -------
  03/31/09    $ 9.68     $0.20      $ 0.35      $ 0.55     $(0.21)     $   --     $(0.21) $10.02    5.83%    $ 15,803
  03/31/10     10.02      0.16       (0.29)      (0.13)     (0.14)      (0.19)     (0.33)   9.56   (1.29)(4)    8,578
  03/31/11      9.56      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.51    2.35        5,710
  03/31/12      9.51      0.11        0.62        0.73      (0.15)      (0.02)     (0.17)  10.07    7.74(5)     4,758
  03/31/13     10.07      0.08        0.04        0.12      (0.14)      (0.13)     (0.27)   9.92    1.18        4,701
                                                                          CLASS C
                                                                          -------
  03/31/09    $ 9.67     $0.20      $ 0.35      $ 0.55     $(0.21)     $   --     $(0.21) $10.01    5.83%    $ 20,094
  03/31/10     10.01      0.15       (0.28)      (0.13)     (0.14)      (0.19)     (0.33)   9.55   (1.30)(4)   14,894
  03/31/11      9.55      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.50    2.35       13,161
  03/31/12      9.50      0.11        0.61        0.72      (0.15)      (0.02)     (0.17)  10.05    7.64(5)    14,673
  03/31/13     10.05      0.08        0.05        0.13      (0.14)      (0.13)     (0.27)   9.91    1.28       12,226



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------


    0.99%         2.73%         84%
    0.99          2.17         472
    0.99          1.77         254
    0.99          1.73         152
    0.99          1.40          89


    1.64%         2.08%         84%
    1.64          1.59         472
    1.64          1.10         254
    1.64          1.09         152
    1.64          0.75          89


    1.64%         2.05%         84%
    1.64          1.55         472
    1.64          1.12         254
    1.64          1.08         152
    1.64          0.76          89

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/09 03/31/10 03/31/11 03/31/12 03/31/13
                                         -------- -------- -------- -------- --------
U.S. Government Securities Fund Class A.   0.35%    0.38%    0.37%    0.39%    0.40%
U.S. Government Securities Fund Class B.   0.40     0.50     0.53     0.60     0.59
U.S. Government Securities Fund Class C.   0.40     0.44     0.44     0.46     0.45

(4)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized from a violation of an investment restriction.
(5)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        GNMA FUND
                                                                        ---------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,    RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF     EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------
                                                                         CLASS A
                                                                         -------
  03/31/09    $11.53     $ 0.37     $ 0.41      $ 0.78     $(0.42)     $(0.11)    $(0.53) $11.78    6.98%  $346,091     0.99%
  03/31/10     11.78       0.27       0.14        0.41      (0.29)      (0.18)     (0.47)  11.72    3.55    290,728     0.99
  03/31/11     11.72       0.31       0.24        0.55      (0.36)      (0.35)     (0.71)  11.56    4.79    243,801     0.99
  03/31/12     11.56       0.21       0.55        0.76      (0.33)      (0.37)     (0.70)  11.62    6.69    257,413     0.99
  03/31/13     11.62       0.04      (0.07)      (0.03)     (0.29)      (0.04)     (0.33)  11.26   (0.34)   158,830     0.99
                                                                         CLASS B
                                                                         -------
  03/31/09    $11.56     $ 0.31     $ 0.40      $ 0.71     $(0.35)     $(0.11)    $(0.46) $11.81    6.28%  $ 44,467     1.64%
  03/31/10     11.81       0.20       0.13        0.33      (0.21)      (0.18)     (0.39)  11.75    2.88     31,715     1.64
  03/31/11     11.75       0.23       0.25        0.48      (0.29)      (0.35)     (0.64)  11.59    4.11     19,293     1.64
  03/31/12     11.59       0.14       0.55        0.69      (0.26)      (0.37)     (0.63)  11.65    5.99     15,595     1.64
  03/31/13     11.65      (0.03)     (0.08)      (0.11)     (0.21)      (0.04)     (0.25)  11.29   (0.97)    14,331     1.64
                                                                         CLASS C
                                                                         -------
  03/31/09    $11.57     $ 0.28     $ 0.43      $ 0.71     $(0.35)     $(0.11)    $(0.46) $11.82    6.27%  $ 75,943     1.64%
  03/31/10     11.82       0.19       0.15        0.34      (0.21)      (0.18)     (0.39)  11.77    2.96     72,985     1.64
  03/31/11     11.77       0.23       0.24        0.47      (0.29)      (0.35)     (0.64)  11.60    4.02     61,310     1.64
  03/31/12     11.60       0.13       0.57        0.70      (0.26)      (0.37)     (0.63)  11.67    6.07     65,005     1.64
  03/31/13     11.67      (0.03)     (0.08)      (0.11)     (0.21)      (0.04)     (0.25)  11.31   (0.97)    47,471     1.64



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


     3.32%        73%
     2.28        104
     2.59        148
     1.76         96
     0.38        150


     2.67%        73%
     1.63        104
     1.89        148
     1.14         96
    (0.27)       150


     2.55%        73%
     1.63        104
     1.94        148
     1.12         96
    (0.26)       150

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                 03/31/09 03/31/10 03/31/11 03/31/12 03/31/13
                                 -------- -------- -------- -------- --------
  GNMA Fund Class A.............   0.13%    0.15%    0.15%    0.15%    0.18%
  GNMA Fund Class B.............   0.15     0.19     0.21     0.22     0.25
  GNMA Fund Class C.............   0.15     0.16     0.17     0.17     0.19

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                STRATEGIC BOND FUND
                                                                -------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS           NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET             ASSET            ASSETS,   RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,            END OF    EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF    TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD+ RETURN(2) (000'S)  NET ASSETS
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------- --------- -------- ----------
                                                                      CLASS A
                                                                      -------
  03/31/09     $3.50     $0.21      $(0.71)     $(0.50)    $(0.27)       $--      $(0.27)  $2.73   (14.67)% $227,601    1.31%
  03/31/10      2.73      0.19        0.62        0.81      (0.21)        --       (0.21)   3.33    30.31    287,960    1.29
  03/31/11      3.33      0.19        0.15        0.34      (0.21)        --       (0.21)   3.46    10.45    255,546    1.31
  03/31/12      3.46      0.16        0.02        0.18      (0.19)        --       (0.19)   3.45     5.30    299,325    1.31
  03/31/13      3.45      0.13        0.16        0.29      (0.14)        --       (0.14)   3.60     8.64    336,759    1.30
                                                                      CLASS B
                                                                      -------
  03/31/09     $3.50     $0.19      $(0.71)     $(0.52)    $(0.25)       $--      $(0.25)  $2.73   (15.25)% $ 38,281    1.99%
  03/31/10      2.73      0.17        0.61        0.78      (0.19)        --       (0.19)   3.32    29.05     50,125    1.97
  03/31/11      3.32      0.16        0.17        0.33      (0.19)        --       (0.19)   3.46    10.04     52,171    1.98
  03/31/12      3.46      0.14        0.01        0.15      (0.16)        --       (0.16)   3.45     4.60     52,000    1.98
  03/31/13      3.45      0.11        0.15        0.26      (0.12)        --       (0.12)   3.59     7.62     56,776    1.97
                                                                      CLASS C
                                                                      -------
  03/31/09     $3.51     $0.19      $(0.71)     $(0.52)    $(0.25)       $--      $(0.25)  $2.74   (15.16)% $200,180    1.96%
  03/31/10      2.74      0.17        0.62        0.79      (0.19)        --       (0.19)   3.34    29.39    256,239    1.94
  03/31/11      3.34      0.17        0.16        0.33      (0.19)        --       (0.19)   3.48    10.04    250,040    1.96
  03/31/12      3.48      0.14        0.02        0.16      (0.17)        --       (0.17)   3.47     4.63    251,425    1.96
  03/31/13      3.47      0.11        0.15        0.26      (0.12)        --       (0.12)   3.61     7.62    270,965    1.94



  RATIO
  OF NET
INVESTMENT
INCOME TO
 AVERAGE   PORTFOLIO
NET ASSETS TURNOVER
---------- ---------


   6.54%      112%
   6.13       157
   5.50       152
   4.72       144
   3.70       166


   6.00%      112%
   5.44       157
   4.83       152
   4.07       144
   3.02       166


   6.03%      112%
   5.48       157
   4.85       152
   4.09       144
   3.05       166

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                  HIGH YIELD BOND FUND
                                                                  --------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,   RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENT   BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------
                                                                        CLASS A
                                                                        -------
  03/31/09     $4.16     $0.38      $(1.69)     $(1.31)    $(0.33)       $--      $(0.33) $2.52   (32.66)% $59,210     1.36%
  03/31/10      2.52      0.29        0.89        1.18      (0.34)        --       (0.34)  3.36    48.44    79,245     1.36
  03/31/11      3.36      0.25        0.16        0.41      (0.27)        --       (0.27)  3.50    12.76    76,156     1.36
  03/31/12      3.50      0.23       (0.08)       0.15      (0.25)        --       (0.25)  3.40     4.52    81,477     1.36
  03/31/13      3.40      0.20        0.18        0.38      (0.20)        --       (0.20)  3.58    11.42    74,175     1.36
                                                                        CLASS B
                                                                        -------
  03/31/09     $4.17     $0.36      $(1.69)     $(1.33)    $(0.31)       $--      $(0.31) $2.53   (33.00)% $17,018     2.01%
  03/31/10      2.53      0.27        0.89        1.16      (0.32)        --       (0.32)  3.37    47.35    18,186     2.01
  03/31/11      3.37      0.23        0.16        0.39      (0.25)        --       (0.25)  3.51    12.02    15,818     2.01
  03/31/12      3.51      0.21       (0.09)       0.12      (0.23)        --       (0.23)  3.40     3.55    11,512     2.01
  03/31/13      3.40      0.18        0.17        0.35      (0.17)        --       (0.17)  3.58    10.70    13,956     2.01
                                                                        CLASS C
                                                                        -------
  03/31/09     $4.18     $0.36      $(1.69)     $(1.33)    $(0.31)       $--      $(0.31) $2.54   (32.90)% $33,394     2.01%
  03/31/10      2.54      0.27        0.89        1.16      (0.32)        --       (0.32)  3.38    47.21    44,656     2.01
  03/31/11      3.38      0.23        0.17        0.40      (0.25)        --       (0.25)  3.53    12.33    39,301     2.01
  03/31/12      3.53      0.21       (0.09)       0.12      (0.23)        --       (0.23)  3.42     3.56    36,723     2.01
  03/31/13      3.42      0.18        0.18        0.36      (0.18)        --       (0.18)  3.60    10.67    33,918     2.01



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


    10.74%        77%
     9.34        110
     7.47         48
     6.72         52
     5.82         44


    10.18%        77%
     8.77        110
     6.84         48
     6.19         52
     5.16         44


    10.16%        77%
     8.70        110
     6.83         48
     6.11         52
     5.18         44

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/09 03/31/10 03/31/11 03/31/12 03/31/13
                                         -------- -------- -------- -------- --------
High Yield Bond Fund Class A............   0.14%    0.18%    0.16%    0.18%    0.16%
High Yield Bond Fund Class B............   0.16     0.23     0.21     0.25     0.22
High Yield Bond Fund Class C............   0.15     0.18     0.16     0.19     0.16

See Notes to Financial Statements

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO PROFILE -- MARCH 31, 2013 -- (UNAUDITED)

                    INDUSTRY ALLOCATION*

                    United States Treasury Notes....  37.2%
                    Government National Mtg. Assoc..  31.1
                    United States Treasury Bonds....  15.6
                    Repurchase Agreements...........  12.7
                    United States Treasury Bills....   2.9
                    Federal Farm Credit Bank........   0.4
                    Small Business Administration...   0.2
                    Federal National Mtg. Assoc.....   0.0
                                                     -----
                                                     100.1%
                                                     =====

                      CREDIT QUALITY ALLOCATION+#

                              Aaa.................  99.7%
                              Not Rated@..........   0.3
                                                   -----
                                                   100.0%
                                                   =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 2)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 31.7%
        FEDERAL FARM CREDIT BANK -- 0.4%
           6.30% due 12/03/2013.................. $  500,000 $  520,752
                                                             ----------
        FEDERAL NATIONAL MTG. ASSOC. -- 0.0%
           8.00% due 01/01/2023..................      6,407      6,427
           11.00% due 02/01/2015.................         11         11
           11.50% due 09/01/2019.................        558        571
                                                             ----------
                                                                  7,009
                                                             ----------
        GOVERNMENT NATIONAL MTG. ASSOC. -- 31.1%
           4.50% due 05/15/2018..................    238,133    260,968
           4.50% due 08/15/2018..................    386,482    423,542
           4.50% due 09/15/2018..................  1,053,937  1,155,466
           4.50% due 10/15/2018..................  1,048,996  1,149,734
           4.50% due 09/15/2033..................  1,009,436  1,109,780
           4.50% due 02/15/2039..................      9,712     10,620
           4.50% due 04/15/2039..................    478,879    523,639
           4.50% due 05/15/2039..................    586,240    641,035
           4.50% due 06/15/2039..................    194,182    212,329
           4.50% due 07/15/2039..................    165,682    181,168
           4.50% due 09/15/2039..................    686,426    750,586
           4.50% due 10/15/2039..................    752,996    823,400
           4.50% due 12/15/2039..................  1,270,283  1,389,014
           4.50% due 01/15/2040..................    749,208    822,628
           4.50% due 02/15/2040..................  1,004,925  1,102,622
           4.50% due 03/15/2040..................    860,591    944,257
           4.50% due 04/15/2040..................    593,719    651,738
           4.50% due 05/15/2040..................    534,353    586,960
           4.50% due 06/15/2040..................  1,071,327  1,176,900
           4.50% due 07/15/2040..................    841,686    923,961
           4.50% due 08/15/2040..................    366,541    402,176
           4.50% due 09/15/2040..................     19,065     20,918
           4.50% due 03/15/2041..................  1,763,131  1,935,957
           4.50% due 04/15/2041..................    168,036    187,050
           4.50% due 06/15/2041..................    951,536  1,051,351
           4.50% due 07/15/2041..................     66,209     72,397
           4.50% due 08/15/2041..................  1,248,150  1,364,814
           5.00% due 04/15/2018..................  1,031,728  1,115,028
           5.00% due 04/15/2033..................      7,426      8,086
           5.00% due 08/15/2033..................    661,950    725,047
           5.00% due 09/15/2033..................    308,622    340,604
           5.00% due 10/15/2033..................    204,736    225,826
           5.00% due 04/15/2034..................      8,275      9,067
           5.00% due 11/15/2034..................     69,249     75,884
           5.00% due 02/15/2035..................      6,353      6,942
           5.00% due 03/15/2035..................    134,956    148,139
           5.00% due 04/15/2035..................     18,368     20,071
           5.00% due 05/15/2035..................    507,289    554,308
           5.00% due 09/15/2035..................    250,344    274,494
           5.00% due 10/15/2035..................     42,101     46,003
           5.00% due 12/15/2035..................     23,922     26,139
           5.00% due 03/15/2036..................    440,704    482,867
           5.00% due 05/15/2036..................    383,009    417,552
           5.00% due 06/15/2036..................    265,592    289,545
           5.00% due 09/15/2036..................    607,215    663,116
           5.00% due 10/15/2036..................    246,576    268,814
           5.00% due 11/15/2036..................     18,731     20,420
           5.00% due 12/15/2036..................     86,262     94,043
           5.00% due 01/15/2037..................  1,041,010  1,132,293
           5.00% due 02/15/2037..................    376,054    409,307

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          5.00% due 03/15/2037..................... $  367,403 $  399,620
          5.00% due 04/15/2037.....................    363,094    394,933
          5.00% due 08/15/2038.....................  2,535,121  2,757,419
          5.50% due 11/15/2032.....................      3,734      4,118
          5.50% due 03/15/2033.....................    111,573    123,030
          5.50% due 04/15/2033.....................    228,401    251,602
          5.50% due 05/15/2033.....................    382,748    421,490
          5.50% due 06/15/2033.....................  1,799,421  1,983,355
          5.50% due 07/15/2033.....................    518,002    570,950
          5.50% due 10/15/2033.....................    455,399    501,949
          5.50% due 12/15/2033.....................     98,527    108,598
          5.50% due 01/15/2034.....................  1,363,237  1,500,455
          5.50% due 02/15/2034.....................    783,563    861,878
          6.00% due 01/15/2028.....................      1,201      1,373
          6.00% due 04/15/2028.....................    391,906    442,792
          6.00% due 10/15/2028.....................      3,043      3,478
          6.00% due 04/15/2029.....................     19,362     21,939
          6.00% due 05/15/2029.....................     34,170     38,893
          6.00% due 06/15/2029.....................     10,700     12,064
          6.00% due 04/15/2031.....................     10,148     11,565
          6.00% due 05/15/2031.....................     14,663     16,757
          6.00% due 11/15/2031.....................    119,885    136,483
          6.00% due 12/15/2031.....................      3,420      3,896
          6.00% due 01/15/2032.....................     53,031     60,304
          6.00% due 02/15/2032.....................      8,354      9,496
          6.00% due 03/15/2032.....................      2,998      3,415
          6.00% due 08/15/2032.....................    116,212    132,824
          6.00% due 11/15/2032.....................     13,530     15,437
          6.00% due 12/15/2032.....................      4,929      5,605
          6.00% due 01/15/2033.....................     10,788     12,258
          6.00% due 02/15/2033.....................     13,128     14,896
          6.00% due 03/15/2033.....................     37,089     42,083
          6.00% due 04/15/2033.....................    169,739    192,575
          6.00% due 07/15/2033.....................     83,571     94,824
          6.00% due 08/15/2033.....................    703,985    801,630
          6.00% due 09/15/2033.....................    122,150    138,598
          6.00% due 10/15/2033.....................    412,996    468,751
          6.00% due 11/15/2033.....................     48,803     55,490
          6.00% due 12/15/2033.....................    273,890    313,619
          6.00% due 02/15/2034.....................     89,428    101,917
          6.00% due 05/15/2034.....................      8,646      9,810
          6.00% due 06/15/2034.....................     17,385     20,481
          6.00% due 07/15/2034.....................    506,573    573,802
          6.00% due 08/15/2034.....................     62,581     70,954
          6.00% due 09/15/2034.....................    208,650    239,073
          6.00% due 10/15/2034.....................    734,778    830,735
          6.00% due 12/15/2034.....................    142,964    161,635
          6.00% due 08/15/2035.....................     66,625     75,203
          6.50% due 02/15/2029.....................      4,894      5,529
          6.50% due 06/15/2031.....................      6,974      8,246
          6.50% due 07/15/2031.....................     19,751     23,354
          6.50% due 08/15/2031.....................     23,412     27,488
          6.50% due 09/15/2031.....................     62,527     71,730
          6.50% due 10/15/2031.....................    102,530    121,229
          6.50% due 11/15/2031.....................      3,370      3,859
          6.50% due 01/15/2032.....................      7,817      8,888
          6.50% due 02/15/2032.....................     98,191    112,282
          7.00% due 07/15/2023.....................      9,634     11,211

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      U.S. GOVERNMENT AGENCIES (CONTINUED)
      GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
         7.00% due 10/15/2023..................... $    22,456 $    26,133
         7.00% due 09/15/2025.....................      89,919     105,903
         7.00% due 03/20/2029.....................       8,232      10,079
         7.00% due 06/20/2029.....................       1,197       1,435
         7.00% due 11/20/2030.....................      20,594      24,730
         7.50% due 04/15/2017.....................       1,845       1,851
         7.50% due 08/15/2023.....................      42,061      44,162
         7.50% due 09/15/2023.....................     202,299     215,678
         9.00% due 12/15/2016.....................      18,799      19,448
         11.00% due 08/20/2015....................          27          28
         11.00% due 09/20/2015....................          84          90
         11.50% due 05/20/2015....................         455         458
         12.50% due 09/15/2014....................         611         614
                                                               -----------
                                                                43,087,082
                                                               -----------
      SMALL BUSINESS ADMINISTRATION -- 0.2%
         6.30% due 06/01/2018.....................     288,129     313,536
                                                               -----------
      TOTAL U.S. GOVERNMENT AGENCIES
         (cost $40,762,441).......................              43,928,379
                                                               -----------
      U.S. GOVERNMENT TREASURIES -- 52.8%
      UNITED STATES TREASURY BONDS -- 15.6%
         3.88% due 08/15/2040.....................   1,000,000   1,156,719
         4.25% due 11/15/2040.....................   8,000,000   9,836,248
         4.75% due 02/15/2041.....................   8,000,000  10,625,000
                                                               -----------
                                                                21,617,967
                                                               -----------
      UNITED STATES TREASURY NOTES -- 37.2%
         1.25% due 10/31/2015.....................   2,000,000   2,047,656
         1.50% due 07/31/2016.....................  16,000,000  16,564,992

                                                 PRINCIPAL      VALUE
                SECURITY DESCRIPTION              AMOUNT       (NOTE 2)
      --------------------------------------------------------------------
      UNITED STATES TREASURY NOTES (CONTINUED)
         1.63% due 08/15/2022.................. $ 2,000,000  $  1,974,218
         1.63% due 11/15/2022..................  15,000,000    14,733,990
         2.00% due 02/15/2022..................   5,000,000     5,140,235
         2.00% due 02/15/2023..................  10,000,000    10,126,560
         3.13% due 05/15/2019..................   1,000,000     1,126,562
                                                             ------------
                                                               51,714,213
                                                             ------------
      TOTAL U.S. GOVERNMENT TREASURIES
         (cost $67,531,141)....................                73,332,180
                                                             ------------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $108,293,582)...................               117,260,559
                                                             ------------
      SHORT-TERM INVESTMENT SECURITIES -- 2.9%
      U.S. GOVERNMENT TREASURIES -- 2.9%
        United States Treasury Bills
         0.05% due 04/18/2013
         (cost $3,999,905).....................   4,000,000     3,999,905
                                                             ------------
      REPURCHASE AGREEMENT -- 12.7%
        State Street Bank and Trust Co.
         Joint Repurchase Agreement(1)
         (cost $17,578,000)....................  17,578,000    17,578,000
                                                             ------------
      TOTAL INVESTMENTS --
         (cost $129,871,487)(2)................       100.1%  138,838,464
      Liabilities in excess of other assets....        (0.1)     (104,744)
                                                -----------  ------------
      NET ASSETS --                                   100.0% $138,733,720
                                                ===========  ============

--------
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2013 (see Note 2):

                                     LEVEL 1 -- UNADJUSTED  LEVEL 2 --OTHER  LEVEL 3 -- SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                     --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies:
   Federal Farm Credit Bank.........          $--            $    520,752             $--           $    520,752
   Federal National Mtg. Assoc......           --                   7,009              --                  7,009
   Government National Mtg. Assoc...           --              43,087,082              --             43,087,082
   Small Business Administration....           --                 313,536                                313,536
  U.S. Government Treasuries:
   United States Treasury Bonds.....           --              21,617,967              --             21,617,967
   United States Treasury Notes.....           --              51,714,213              --             51,714,213
Short-Term Investment Securities:
   U.S. Government Treasuries.......           --               3,999,905              --              3,999,905
Repurchase Agreement................           --              17,578,000              --             17,578,000
                                              ---            ------------             ---           ------------
Total...............................          $--            $138,838,464             $--           $138,838,464
                                              ===            ============             ===           ============

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA GNMA FUND
        PORTFOLIO PROFILE -- MARCH 31, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                    Government National Mtg. Assoc.. 100.2%
                    Repurchase Agreements...........  20.2
                    U.S. Government Treasuries......   9.3
                    Small Business Administration...   0.0
                                                     -----
                                                     129.7%
                                                     =====

CREDIT QUALITY ALLOCATION+#

                               Aaa........ 100.0%
                               Not Rated@.   0.0
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES -- 100.2%
       GOVERNMENT NATIONAL MTG. ASSOC. -- 100.2%
          3.00% due April TBA.................... $23,000,000 $24,042,187
          3.50% due 11/15/2041...................   1,304,464   1,404,582
          3.50% due 01/15/2042...................     497,333     535,503
          3.50% due 02/15/2042...................     554,807     597,389
          3.50% due 03/15/2042...................   1,297,458   1,397,789
          3.50% due 06/15/2042...................   6,362,213   6,850,513
          3.50% due 07/15/2042...................   2,723,548   2,932,581
          3.50% due April TBA....................  39,000,000  41,949,375
          4.00% due 03/15/2039...................     607,618     662,992
          4.00% due 04/15/2039...................     612,129     667,885
          4.00% due 05/15/2039...................      38,697      42,223
          4.00% due 06/15/2039...................   1,715,048   1,871,343
          4.00% due 08/15/2039...................     147,179     160,592
          4.00% due 11/15/2039...................      21,298      23,239
          4.00% due 12/15/2039...................     781,877     853,097
          4.00% due 08/15/2040...................     743,050     814,714
          4.00% due 09/15/2040...................   1,215,730   1,332,981
          4.00% due 11/15/2040...................     853,721     936,059
          4.00% due 12/15/2040...................   2,305,946   2,534,021
          4.00% due 01/15/2041...................      26,303      28,691
          4.00% due 02/15/2041...................   1,086,313   1,184,972
          4.00% due 03/15/2041...................     691,222     753,999
          4.00% due 04/15/2041...................     171,466     187,039
          4.00% due 06/15/2041...................      63,998      69,810
          4.00% due 07/15/2041...................   1,655,523   1,805,878
          4.00% due 08/15/2041...................   2,198,342   2,397,997
          4.00% due 09/15/2041...................   4,949,806   5,399,349
          4.00% due 10/15/2041...................   2,687,937   2,932,058
          4.00% due 11/15/2041...................   6,266,864   6,836,021
          4.00% due 12/15/2041...................   2,642,748   2,882,668
          4.00% due 01/15/2042...................   4,694,305   5,134,340
          4.00% due 02/15/2042...................   3,137,144   3,429,057
          4.00% due 03/15/2042...................     917,437   1,001,333
          4.00% due 04/15/2042...................     141,713     154,672
          4.00% due 05/15/2042...................     149,650     163,335
          4.00% due 06/15/2042...................   1,340,176   1,462,729
          4.50% due 05/15/2018...................     376,790     412,920
          4.50% due 08/15/2018...................     194,589     213,248
          4.50% due 09/15/2018...................     627,006     687,523
          4.50% due 10/15/2018...................     869,846     953,473
          4.50% due 08/15/2033...................      58,724      64,561
          4.50% due 09/15/2033...................     158,395     174,140
          4.50% due 10/15/2038...................     134,900     147,509
          4.50% due 12/15/2038...................     194,127     212,272
          4.50% due 02/15/2039...................      58,060      63,497
          4.50% due 03/15/2039...................     410,941     449,351
          4.50% due 04/15/2039...................     120,479     131,741
          4.50% due 05/15/2039...................   1,444,662   1,579,691
          4.50% due 06/15/2039...................   5,313,312   5,809,941
          4.50% due 07/15/2039...................   2,203,298   2,409,238
          4.50% due 08/15/2039...................     143,431     157,214
          4.50% due 09/15/2039...................     204,145     223,227
          4.50% due 10/15/2039...................     107,474     117,520
          4.50% due 11/15/2039...................     852,351     932,018
          4.50% due 12/15/2039...................     764,314     836,584
          4.50% due 01/15/2040...................     102,270     112,250
          4.50% due 02/15/2040...................   3,325,071   3,651,313
          4.50% due 03/15/2040...................   1,199,505   1,317,148

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          4.50% due 04/15/2040..................... $2,380,810 $2,612,038
          4.50% due 05/15/2040.....................    389,171    427,941
          4.50% due 06/15/2040.....................    797,371    875,085
          4.50% due 07/15/2040.....................    460,454    505,220
          4.50% due 08/15/2040.....................     49,620     54,443
          4.50% due 09/15/2040.....................    517,065    567,863
          4.50% due 10/15/2040.....................     50,297     55,061
          4.50% due 11/15/2040.....................    568,010    623,231
          4.50% due 01/15/2041.....................    608,508    665,385
          4.50% due 02/15/2041.....................    737,124    806,022
          4.50% due 03/15/2041.....................  2,987,012  3,281,025
          4.50% due 04/15/2041.....................  4,000,733  4,374,677
          4.50% due 05/15/2041.....................  1,159,704  1,268,101
          4.50% due 06/15/2041.....................    614,487    672,290
          4.50% due 07/15/2041.....................    536,530    586,679
          4.50% due 08/15/2041.....................    425,328    465,083
          5.00% due 03/15/2018.....................    109,472    117,732
          5.00% due 04/15/2018.....................  1,350,448  1,450,835
          5.00% due 05/15/2018.....................  2,658,296  2,880,111
          5.00% due 01/15/2033.....................      5,242      5,754
          5.00% due 05/15/2033.....................      4,230      4,644
          5.00% due 08/15/2033.....................    883,107    969,374
          5.00% due 09/15/2033.....................    918,750  1,018,043
          5.00% due 10/15/2033.....................  2,203,332  2,420,268
          5.00% due 04/15/2034.....................     13,921     15,281
          5.00% due 05/15/2034.....................     53,927     59,094
          5.00% due 11/15/2034.....................    236,931    259,632
          5.00% due 12/15/2034.....................    213,525    233,983
          5.00% due 09/15/2035.....................      4,965      5,420
          5.00% due 10/15/2035.....................     36,569     39,959
          5.00% due 11/15/2035.....................     38,589     42,166
          5.00% due 12/15/2035.....................     16,293     17,803
          5.00% due 02/15/2036.....................     81,800     89,379
          5.00% due 04/15/2036.....................    161,414    175,999
          5.00% due 06/15/2036.....................    344,735    376,029
          5.00% due 07/15/2036.....................    267,294    291,401
          5.00% due 08/15/2036.....................      8,276      9,217
          5.00% due 09/15/2036.....................    266,798    291,596
          5.00% due 10/15/2036.....................     17,031     18,738
          5.00% due 11/15/2036.....................    146,390    159,592
          5.00% due 12/15/2036.....................    387,010    421,913
          5.00% due 01/15/2037.....................    141,956    154,404
          5.00% due 02/15/2037.....................    465,629    506,459
          5.00% due 04/15/2037.....................  1,910,470  2,082,368
          5.00% due 12/15/2037.....................      5,542      6,027
          5.00% due 04/15/2038.....................  2,155,789  2,344,825
          5.00% due 05/15/2038.....................  1,403,926  1,527,032
          5.00% due 06/15/2038.....................     72,154     78,481
          5.00% due 08/15/2038.....................    178,292    193,925
          5.00% due 10/15/2038.....................    293,481    319,215
          5.00% due 01/15/2039.....................    530,656    579,178
          5.00% due 02/15/2039.....................    608,555    664,200
          5.00% due 03/15/2039.....................  1,236,203  1,349,238
          5.00% due 04/15/2039.....................    675,260    737,004
          5.00% due 08/15/2039.....................  1,123,863  1,226,627
          5.00% due 09/15/2039.....................     46,943     51,235
          5.00% due 10/15/2039.....................  3,127,728  3,413,719
          5.00% due 11/15/2039.....................  2,202,100  2,403,455

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          5.00% due 12/15/2039..................... $1,902,786 $2,075,289
          5.00% due 04/15/2040.....................  1,966,426  2,156,678
          5.00% due 05/15/2040.....................  4,479,972  4,885,811
          5.00% due 06/15/2040.....................    218,360    238,520
          5.50% due 06/15/2029.....................      1,703      1,865
          5.50% due 01/15/2032.....................     15,025     16,570
          5.50% due 03/15/2033.....................    209,528    230,806
          5.50% due 04/15/2033.....................    443,147    488,466
          5.50% due 05/15/2033.....................    438,684    483,484
          5.50% due 06/15/2033.....................    158,050    174,245
          5.50% due 07/15/2033.....................      2,231      2,459
          5.50% due 08/15/2033.....................      4,177      4,589
          5.50% due 12/15/2033.....................     24,811     27,696
          5.50% due 01/15/2034.....................    117,325    130,521
          5.50% due 02/15/2034.....................    132,076    145,515
          5.50% due 04/15/2034.....................     84,524     93,177
          5.50% due 06/15/2035.....................    103,699    114,040
          5.50% due 09/15/2035.....................    967,884  1,089,536
          5.50% due 10/15/2035.....................    899,783    989,830
          5.50% due 11/15/2035.....................     13,763     15,137
          5.50% due 12/15/2035.....................     23,285     25,745
          5.50% due 02/15/2036.....................    169,884    186,064
          5.50% due 03/15/2036.....................     60,181     66,056
          5.50% due 05/15/2036.....................     54,992     60,201
          5.50% due 09/15/2036.....................    127,964    140,084
          5.50% due 03/15/2037.....................     74,016     81,027
          5.50% due 05/15/2037.....................     46,970     51,419
          5.50% due 12/15/2037.....................    215,546    235,962
          5.50% due 01/15/2038.....................    104,690    114,606
          5.50% due 02/15/2038.....................    752,034    823,265
          5.50% due 04/15/2038.....................    380,523    416,565
          5.50% due 05/15/2038.....................    834,318    932,627
          5.50% due 06/15/2038.....................    425,782    466,112
          5.50% due 07/15/2038.....................    346,812    380,345
          5.50% due 08/15/2038.....................    352,007    386,156
          5.50% due 10/15/2038.....................    183,973    201,493
          5.50% due 11/15/2038.....................     77,330     84,655
          5.50% due 12/15/2038.....................    309,522    338,839
          5.50% due 01/15/2039.....................    151,619    165,996
          5.50% due 02/15/2039.....................    274,233    300,545
          5.50% due 03/15/2039.....................    165,667    181,829
          5.50% due 05/15/2039.....................     51,722     56,622
          5.50% due 08/15/2039.....................    238,892    261,519
          5.50% due 09/15/2039.....................    352,532    385,924
          5.50% due 10/15/2039.....................    105,825    115,849
          5.50% due 11/15/2039.....................      3,537      3,872
          5.50% due 01/15/2040.....................     59,209     64,817
          5.50% due 03/15/2040.....................    661,931    724,627
          5.50% due 04/15/2040.....................    218,912    244,167
          5.50% due 05/15/2040.....................    108,360    118,624
          5.50% due 08/15/2040.....................    441,080    482,859
          5.50% due 09/15/2040.....................    191,337    209,460
          5.50% due 11/15/2040.....................    183,202    200,596
          5.50% due 02/15/2041.....................    130,270    142,598
          5.50% due 03/15/2041.....................     53,944     59,054
          5.50% due 04/15/2041.....................    127,211    139,261
          5.50% due 05/15/2041.....................     29,537     32,335
          5.50% due 06/15/2041.....................    212,428    232,549

                                                     PRINCIPAL  VALUE
                   SECURITY DESCRIPTION               AMOUNT   (NOTE 2)
        ---------------------------------------------------------------
        GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
           5.50% due 09/15/2041..................... $  8,245  $  9,026
           6.00% due 11/15/2023.....................    1,363     1,529
           6.00% due 01/15/2024.....................    2,946     3,313
           6.00% due 07/15/2028.....................    1,818     2,077
           6.00% due 12/15/2028.....................   26,575    30,370
           6.00% due 01/15/2029.....................  181,955   206,836
           6.00% due 02/15/2029.....................  112,574   127,440
           6.00% due 03/15/2029.....................  127,316   145,192
           6.00% due 04/15/2029.....................  141,130   160,171
           6.00% due 05/15/2029.....................   29,269    33,393
           6.00% due 06/15/2029.....................   67,120    76,370
           6.00% due 07/15/2029.....................   14,379    16,296
           6.00% due 08/15/2029.....................    7,085     8,084
           6.00% due 04/15/2031.....................    6,428     7,283
           6.00% due 07/15/2031.....................   13,419    15,284
           6.00% due 10/15/2031.....................   34,286    38,921
           6.00% due 11/15/2031.....................  138,871   158,199
           6.00% due 12/15/2031.....................   44,020    50,038
           6.00% due 01/15/2032.....................   34,683    39,455
           6.00% due 02/15/2032.....................   11,685    13,310
           6.00% due 07/15/2032.....................   37,769    42,949
           6.00% due 09/15/2032.....................   16,236    18,494
           6.00% due 10/15/2032.....................   72,396    82,326
           6.00% due 11/15/2032.....................      781       888
           6.00% due 12/15/2032.....................   25,339    28,814
           6.00% due 01/15/2033.....................   53,005    60,227
           6.00% due 02/15/2033.....................   82,113    93,210
           6.00% due 03/15/2033.....................   48,983    55,648
           6.00% due 04/15/2033.....................  150,770   171,219
           6.00% due 05/15/2033.....................   51,712    58,823
           6.00% due 06/15/2033.....................    9,390    10,655
           6.00% due 08/15/2033.....................   61,306    69,637
           6.00% due 10/15/2033.....................   13,782    15,638
           6.00% due 11/15/2033.....................   17,711    20,132
           6.00% due 12/15/2033.....................  156,525   178,244
           6.00% due 01/15/2034.....................   89,614   101,443
           6.00% due 02/15/2034.....................   96,762   110,085
           6.00% due 03/15/2034.....................   23,520    26,592
           6.00% due 04/15/2034.....................  128,733   145,699
           6.00% due 05/15/2034.....................    8,458     9,578
           6.00% due 06/15/2034.....................   65,666    74,233
           6.00% due 07/15/2034.....................   71,615    81,287
           6.00% due 09/15/2034.....................   43,774    49,521
           6.00% due 10/15/2034.....................   39,731    44,920
           6.00% due 12/15/2034.....................   42,247    48,042
           6.00% due 01/15/2035.....................   14,929    16,939
           6.00% due 04/15/2035.....................   29,111    32,821
           6.00% due 05/15/2035.....................    6,152     6,976
           6.00% due 06/15/2035.....................   45,257    51,026
           6.00% due 11/15/2035.....................    2,666     3,009
           6.00% due 12/15/2035.....................   57,482    65,101
           6.00% due 01/15/2036.....................   46,191    52,053
           6.00% due 02/15/2036.....................   52,380    59,243
           6.00% due 03/15/2036.....................   29,613    33,600
           6.00% due 04/15/2036.....................   81,660    92,160
           6.00% due 05/15/2036.....................  149,283   169,214
           6.00% due 06/15/2036.....................   65,812    74,097
           6.00% due 08/15/2036.....................    5,428     6,111

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                            PRINCIPAL  VALUE
                   SECURITY DESCRIPTION      AMOUNT   (NOTE 2)
                  -------------------------------------------
                  U.S. GOVERNMENT AGENCIES (CONTINUED)
                  GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
                     6.00% due 09/15/2036.. $ 42,105  $ 47,465
                     6.00% due 10/15/2036..   53,114    59,832
                     6.00% due 11/15/2036..   45,237    50,933
                     6.00% due 07/15/2037..    9,348    10,572
                     6.00% due 09/15/2037..    9,352    10,530
                     6.00% due 11/15/2037..   12,704    14,304
                     6.00% due 12/15/2037..   12,703    14,302
                     6.00% due 01/15/2038..    1,818     2,047
                     6.00% due 02/15/2038..   12,431    13,996
                     6.00% due 05/15/2038..   29,495    33,209
                     6.00% due 06/15/2038..   18,756    21,118
                     6.00% due 07/15/2038..   53,261    59,966
                     6.00% due 08/15/2038..    7,302     8,221
                     6.00% due 10/15/2038..   98,536   110,943
                     6.00% due 11/15/2038..   66,491    74,772
                     6.00% due 12/15/2038..   78,901    88,835
                     6.00% due 01/15/2039..  120,934   136,158
                     6.00% due 02/15/2039..   32,235    36,294
                     6.00% due 08/15/2039..   37,637    42,384
                     6.00% due 09/15/2039..   21,030    23,678
                     6.00% due 10/15/2039..   27,278    30,712
                     6.00% due 02/15/2040..    5,271     5,934
                     6.00% due 04/15/2040..   17,628    19,848
                     6.00% due 05/15/2040..    2,539     2,859
                     6.50% due 03/15/2028..    8,295     9,572
                     6.50% due 08/15/2028..   12,339    13,823
                     6.50% due 01/15/2029..    1,251     1,471
                     6.50% due 02/15/2029..      572       668
                     6.50% due 03/15/2029..   52,548    60,967
                     6.50% due 04/15/2029..      528       617
                     6.50% due 05/15/2029..    4,397     5,067
                     6.50% due 06/15/2029..   14,717    17,144
                     6.50% due 07/15/2029..    1,089     1,224
                     6.50% due 10/15/2029..    2,703     3,179
                     6.50% due 08/15/2031..   66,103    78,151
                     6.50% due 09/15/2031..    9,684    11,451
                     6.50% due 10/15/2031..  102,530   121,229
                     6.50% due 11/15/2031..   45,737    53,272
                     6.50% due 12/15/2031..   57,433    65,336
                     6.50% due 02/15/2032..  116,912   131,473
                     6.50% due 05/15/2032..  327,787   379,842
                     6.50% due 06/15/2032..   35,036    41,516
                     7.00% due 03/15/2023..    9,207    10,715
                     7.00% due 01/20/2024..      242       283
                     7.00% due 03/20/2024..      228       267
                     7.00% due 07/20/2025..      755       889
                     7.00% due 09/15/2025..   39,050    45,991
                     7.00% due 01/20/2029..   17,203    21,025
                     7.00% due 02/20/2029..    2,884     3,452
                     7.00% due 06/20/2029..    5,946     7,118
                     7.00% due 07/20/2029..   20,313    24,881
                     7.00% due 09/20/2029..    2,090     2,502

                                               PRINCIPAL      VALUE
               SECURITY DESCRIPTION             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          7.00% due 10/20/2029............... $     4,006  $      4,796
          7.00% due 11/20/2029...............       1,312         1,570
          7.00% due 03/20/2030...............       2,501         3,003
          7.00% due 06/20/2030...............       2,440         2,931
          7.00% due 08/20/2030...............       5,551         6,666
          7.00% due 09/20/2030...............       8,444        10,140
          7.00% due 10/20/2030...............       9,420        11,311
          8.00% due 11/15/2026...............      44,294        51,379
          8.00% due 12/15/2029...............       6,412         7,365
          8.00% due 04/15/2030...............      12,669        14,842
          8.00% due 05/15/2030...............       1,198         1,335
          8.00% due 08/15/2030...............      21,382        25,000
          8.50% due 03/15/2017...............       6,482         6,687
          8.50% due 12/15/2022...............      13,447        13,502
          8.50% due 01/15/2023...............      17,668        18,101
          8.50% due 09/15/2024...............       9,275        10,824
          9.00% due 07/15/2016...............       4,621         4,641
          9.00% due 10/15/2016...............       2,095         2,104
                                                           ------------
                                                            221,050,924
                                                           ------------
       SMALL BUSINESS ADMINISTRATION -- 0.0%
          6.30% due 06/01/2018...............      96,043       104,512
                                                           ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $216,090,621)................               221,155,436
                                                           ------------
       SHORT-TERM INVESTMENT SECURITIES -- 9.3%
       U.S. GOVERNMENT TREASURIES -- 9.3%
         United States Treasury Bills
          0.05% due 04/18/2013
          (cost $20,440,517).................  20,441,000    20,440,517
                                                           ------------
       REPURCHASE AGREEMENTS -- 20.2%
          State Street Bank and Trust Co.
           Joint Repurchase Agreement(1).....  28,390,000    28,390,000
          UBS Securities LLC
           Joint Repurchase Agreement(1).....  16,208,000    16,208,000
                                                           ------------
       TOTAL REPURCHASE AGREEMENTS
          (cost $44,598,000).................                44,598,000
                                                           ------------
       TOTAL INVESTMENTS --
          (cost $281,129,138)(2).............       129.7%  286,193,953
       Liabilities in excess of other assets.       (29.7)  (65,561,684)
                                              -----------  ------------
       NET ASSETS --                                100.0% $220,632,269
                                              ===========  ============

--------
(1)  See Note 2 for details of Joint Repurchase Agreements.
(2)  See Note 5 for cost of investments on a tax basis.
TBA --Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2013 (see Note 2):

                                     LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
-                                    --------------------- ----------------- --------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies:
   Government National Mtg. Assoc...          $--            $221,050,924             $--          $221,050,924
   Small Business Administration....           --                 104,512              --               104,512
Short-Term Investment Securities:
  U.S. Government Treasuries........           --              20,440,517              --            20,440,517
Repurchase Agreements...............           --              44,598,000              --            44,598,000
                                              ---            ------------             ---          ------------
Total...............................          $--            $286,193,953             $--          $286,193,953
                                              ===            ============             ===          ============

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Sovereign.............................. 22.1%
                 Federal National Mtg. Assoc............  6.7
                 Oil Companies-Exploration & Production.  4.1
                 Banks-Commercial.......................  4.0
                 Federal Home Loan Mtg. Corp............  3.0
                 Diversified Financial Services.........  2.7
                 Diversified Banking Institutions.......  2.4
                 Pipelines..............................  1.9
                 Telephone-Integrated...................  1.7
                 Casino Hotels..........................  1.5
                 Medical-Hospitals......................  1.3
                 Cable/Satellite TV.....................  1.2
                 Paper & Related Products...............  1.1
                 Oil Companies-Integrated...............  1.0
                 Electric-Integrated....................  1.0
                 Real Estate Investment Trusts..........  1.0
                 Finance-Leasing Companies..............  1.0
                 Coal...................................  1.0
                 Cellular Telecom.......................  0.9
                 Containers-Metal/Glass.................  0.9
                 Building Products-Cement...............  0.9
                 Retail-Restaurants.....................  0.8
                 Real Estate Operations & Development...  0.7
                 Building-Residential/Commercial........  0.7
                 Auto-Cars/Light Trucks.................  0.7
                 United States Treasury Notes...........  0.7
                 Telecom Services.......................  0.7
                 Oil-Field Services.....................  0.7
                 Medical-Drugs..........................  0.7
                 Independent Power Producers............  0.7
                 Diversified Manufacturing Operations...  0.6
                 Chemicals-Specialty....................  0.6
                 Chemicals-Diversified..................  0.6
                 Banks-Special Purpose..................  0.6
                 Time Deposits..........................  0.6
                 Sovereign Agency.......................  0.6
                 Commercial Services....................  0.6
                 Savings & Loans/Thrifts................  0.5
                 Containers-Paper/Plastic...............  0.5
                 Medical Instruments....................  0.5
                 Consumer Products-Misc.................  0.5
                 Rental Auto/Equipment..................  0.5
                 Banks-Super Regional...................  0.5
                 Repurchase Agreements..................  0.5
                 Electric-Generation....................  0.5
                 Steel-Producers........................  0.5
                 Medical Products.......................  0.5
                 Building & Construction Products-Misc..  0.4
                 Electronic Components-Semiconductors...  0.4
                 Diversified Minerals...................  0.4
                 Municipal Bonds........................  0.4
                 Therapeutics...........................  0.4
                 Cruise Lines...........................  0.4
                 Government National Mtg. Assoc.........  0.4
                 Finance-Auto Loans.....................  0.4
                 Casino Services........................  0.4
                 Airlines...............................  0.4
                 Transport-Services.....................  0.4
                 Home Furnishings.......................  0.4
                 Insurance-Multi-line...................  0.4
                 Oil & Gas Drilling.....................  0.4



               Printing-Commercial.......................... 0.3%
               Theaters..................................... 0.3
               Retail-Apparel/Shoe.......................... 0.3
               Steel Pipe & Tube............................ 0.3
               Travel Services.............................. 0.3
               Television................................... 0.3
               Satellite Telecom............................ 0.3
               Special Purpose Entities..................... 0.3
               Music........................................ 0.3
               Alternative Waste Technology................. 0.3
               Multimedia................................... 0.3
               Insurance-Life/Health........................ 0.3
               Web Hosting/Design........................... 0.3
               Non-Hazardous Waste Disposal................. 0.3
               MRI/Medical Diagnostic Imaging............... 0.3
               Beverages-Non-alcoholic...................... 0.3
               Transport-Rail............................... 0.3
               Commercial Services-Finance.................. 0.3
               Marine Services.............................. 0.3
               Data Processing/Management................... 0.3
               Retail-Toy Stores............................ 0.3
               Medical-Generic Drugs........................ 0.3
               Retail-Drug Store............................ 0.3
               Oil Refining & Marketing..................... 0.2
               Metal-Iron................................... 0.2
               Real Estate Management/Services.............. 0.2
               Food-Misc./Diversified....................... 0.2
               Advertising Services......................... 0.2
               Aerospace/Defense-Equipment.................. 0.2
               Transport-Equipment & Leasing................ 0.2
               Enterprise Software/Service.................. 0.2
               Communications Software...................... 0.2
               Medical-HMO.................................. 0.2
               Publishing-Newspapers........................ 0.2
               Storage/Warehousing.......................... 0.2
               Broadcast Services/Program................... 0.2
               Chemicals-Plastics........................... 0.2
               Financial Guarantee Insurance................ 0.2
               Regional Authority........................... 0.2
               Semiconductor Equipment...................... 0.2
               Retail-Office Supplies....................... 0.2
               Finance-Investment Banker/Broker............. 0.2
               E-Commerce/Products.......................... 0.2
               Firearms & Ammunition........................ 0.2
               Finance-Commercial........................... 0.2
               Retail-Pet Food & Supplies................... 0.2
               Shipbuilding................................. 0.2
               Pharmacy Services............................ 0.2
               Hazardous Waste Disposal..................... 0.2
               Banks-Money Center........................... 0.2
               Trucking/Leasing............................. 0.2
               Insurance-Mutual............................. 0.2
               Consulting Services.......................... 0.2
               Coatings/Paint............................... 0.2
               Computers-Memory Devices..................... 0.2
               Precious Metals.............................. 0.1
               Radio........................................ 0.1
               Chemicals-Other.............................. 0.1
               Semiconductor Components-Integrated Circuits. 0.1
               Computer Services............................ 0.1
               Petrochemicals............................... 0.1

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2013 -- (UNAUDITED) (CONTINUED)

INDUSTRY ALLOCATION* (CONTINUED)

                  Direct Marketing......................  0.1%
                  Wire & Cable Products.................  0.1
                  Retail-Propane Distribution...........  0.1
                  Auction Houses/Art Dealers............  0.1
                  Building & Construction-Misc..........  0.1
                  Sugar.................................  0.1
                  United States Treasury Bonds..........  0.1
                  Insurance-Property/Casualty...........  0.1
                  Food-Meat Products....................  0.1
                  Security Services.....................  0.1
                  Metal-Copper..........................  0.1
                  Schools...............................  0.1
                  Food-Dairy Products...................  0.1
                  Auto/Truck Parts & Equipment-Original.  0.1
                  Diversified Operations................  0.1
                  Pastoral & Agricultural...............  0.1
                  Banks-Fiduciary.......................  0.1
                  Investment Companies..................  0.1
                  Retail-Misc./Diversified..............  0.1
                  Computers.............................  0.1
                  Retail-Major Department Stores........  0.1
                  Appliances............................  0.1
                  Motion Pictures & Services............  0.1
                  Disposable Medical Products...........  0.1
                  Steel-Specialty.......................  0.1
                  Electric-Transmission.................  0.1
                  Finance-Consumer Loans................  0.1
                  Industrial Gases......................  0.1
                  Advertising Agencies..................  0.1
                  Gold Mining...........................  0.1
                                                         ----
                                                         99.5%
                                                         ====

                      CREDIT QUALITY ALLOCATION+#

                              Aaa.................  15.4%
                              Aa..................   2.1
                              A...................   5.9
                              Baa.................  20.7
                              Ba..................  15.6
                              B...................  24.3
                              Caa.................   7.6
                              Ca..................   0.1
                              Not Rated@..........   8.3
                                                   -----
                                                   100.0%
                                                   =====

--------
*Calculated as a percentage of net assets
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    ASSET BACKED SECURITIES -- 2.2%
    DIVERSIFIED FINANCIAL SERVICES -- 2.2%
      Ally Auto Receivables Trust
       Series 2012-5, Class A4
       0.85% due 01/16/2018.......................... $  350,000 $  350,218
      AmeriCredit Automobile Receivables Trust
       Series 2012-4, Class B
       1.31% due 11/08/2017..........................    300,000    301,715
      AmeriCredit Automobile Receivables Trust
       Series 2012-3, Class B
       1.59% due 07/10/2017..........................    263,000    266,398
      Banc of America Alternative Loan Trust
       Series 2004-10, Class 1CB1
       6.00% due 11/25/2034(1).......................    190,711    191,658
      Banc of America Funding Trust FRS
       Series 2006-A, Class 1A1
       2.69% due 02/20/2036(1).......................    695,953    675,337
      Banc of America Funding Trust
       Series 2005-8, Class 1A1
       5.50% due 01/25/2036(1).......................    914,441    911,055
      Banc of America Funding Trust
       Series 2005-8, Class 2A4
       6.00% due 01/25/2036(1).......................      2,004      1,995
      Banc of America Funding Trust
       Series 2006-2, Class 2A22
       6.00% due 03/25/2036(1).......................    268,995    265,928
      Carrington Mtg. Loan Trust FRS
       Series 2007-RFC1, Class A1
       0.25% due 12/25/2036..........................    569,608    546,650
      Chase Issuance Trust
       Series 2012-A4, Class A4
       1.58% due 08/16/2021..........................    225,000    224,199
      Citibank Omni Master Trust
       Series 2009-A17, Class A17
       4.90% due 11/15/2018*.........................  1,000,000  1,069,229
      Citicorp Mtg. Securities Trust
       Series 2006-2, Class 1A8
       5.75% due 04/25/2036(1).......................     31,437     31,450
      Citicorp Mtg. Securities Trust
       Series 2006-4, Class 1A2
       6.00% due 08/25/2036(1).......................    191,176    196,276
      CLI Funding V LLC
       Series 2013-1A Class NOTE
       2.83% due 03/18/2028*.........................    239,000    239,166
      Commercial Mtg. Pass Through Certs.
       Series 2013-CR6, Class A4
       3.10% due 03/10/2046(2).......................    400,000    409,332
      Countrywide Alternative Loan Trust
       Series 2004-24CB, Class 1A1
       6.00% due 11/25/2034(1).......................    520,196    522,460
      Countrywide Asset-Backed Certs. FRS
       Series 2004-6, Class 1A2
       0.57% due 12/25/2034..........................    314,319    306,005
      Countrywide Asset-Backed Certs. FRS
       Series 2004-BC2, Class M2
       1.78% due 02/25/2034..........................     74,015     72,944
      Countrywide Home Loan Mtg. Pass Through Trust
       Series 2005-6, Class 1A11
       5.25% due 02/25/2026(1).......................    300,000    302,766

                                                         PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT**    (NOTE 2)
  ---------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
    Countrywide Home Loan Mtg.
     Pass Through Trust
     Series 2005-12, Class 2A4
     5.50% due 05/25/2035(1)............................ $  170,431 $  171,337
    Discover Card Master Trust
     Series 2007-A1, Class A1
     5.65% due 03/16/2020...............................    330,000    395,016
    Entergy Arkansas Restoration Funding LLC
     Series 2010A, Class A-1
     2.30% due 08/01/2021...............................    204,623    214,073
    Enterprise Fleet Financing LLC
     Series 2012-2, Class A3
     0.93% due 04/20/2018*..............................    450,000    450,381
    Fairway Outdoor Funding LLC
     Series 2012-1A, Class A2
     4.21% due 10/15/2042*..............................    247,590    260,317
    First Horizon Mtg. Pass-Through Trust
     Series 2006-2, Class 1A3
     6.00% due 08/25/2036(1)............................    497,639    502,895
    GS Mtg. Securities Corp. II
     Series 2012-GCJ9, Class A2
     1.76% due 11/10/2045(2)............................    468,000    477,508
    HLSS Servicer Advance Receivables Backed Notes
     Series 2013-T1, Class B2
     1.74% due 01/16/2046*..............................    178,000    178,668
    Morgan Stanley Bank of America Merrill Lynch Trust
     Series 2012-C6, Class A2
     1.87% due 11/15/2045(2)............................  1,250,000  1,278,135
    Morgan Stanley Bank of America Merrill Lynch Trust
     Series 2012-C5, Class A2
     1.97% due 08/15/2045(2)............................    245,843    252,671
    MortgageIT Trust FRS
     Series 2004-2, Class A1
     0.57% due 12/25/2034(1)............................    272,000    263,776
    MortgageIT Trust FRS
     Series 2004-1, Class A2
     1.10% due 11/25/2034(1)............................    120,501    105,655
    New Century Home Equity Loan Trust VRS
     Series 2004-A, Class AII9
     4.95% due 08/25/2034...............................    158,351    163,559
    RFMSI Trust
     Series 2006-S1, Class 1A3
     5.75% due 01/25/2036(1)............................    370,663    382,861
    Structured Asset Securities Corp.
     Series 2004-5H, Class A4
     5.54% due 12/25/2033(1)............................    374,684    387,322
    TAL Advantage V, LLC
     Series 2013-1A, Class A
     2.83% due 02/22/2038*..............................    260,808    261,642
    UBS-Barclays Commercial Mtg. Trust
     Series 2012-C2, Class A2
     2.11% due 05/10/2063(2)............................    653,239    675,671
    UBS-Barclays Commercial Mtg. Trust
     Series 2012-C4, Class A5
     2.85% due 12/10/2045(2)............................    681,000    678,546

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)


                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      ------------------------------------------------------------------
      ASSET BACKED SECURITIES (CONTINUED)
      DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
        Wells Fargo Mtg. Backed Securities Trust
         Series 2007-7, Class A36
         6.00% due 06/25/2037(1).................. $   92,026 $    92,456
        Wells Fargo Mtg. Backed Securities Trust
         Series 2007-14, Class 1A1
         6.00% due 10/25/2037(1)..................    314,397     322,227
        Wells Fargo Mtg. Backed Securities Trust
         Series 2007-15, Class A1
         6.00% due 11/25/2037(1)..................    289,522     289,949
        WF-RBS Commercial Mtg. Trust
         Series 2012-C8, Class A2
         1.88% due 08/15/2045(2)..................    165,030     169,123
                                                              -----------
      TOTAL ASSET BACKED SECURITIES
       (cost $14,763,760)                                      14,858,569
                                                              -----------
      U.S. CORPORATE BONDS & NOTES -- 47.3%
      ADVERTISING AGENCIES -- 0.1%
        Interpublic Group of Cos., Inc.
         Senior Notes
         6.25% due 11/15/2014.....................    341,000     365,723
                                                              -----------
      ADVERTISING SERVICES -- 0.2%
        Checkout Holding Corp.
         Senior Notes
         zero coupon due 11/15/2015*..............  1,220,000     927,200
        Visant Corp.
         Company Guar. Notes
         10.00% due 10/01/2017....................    725,000     661,562
                                                              -----------
                                                                1,588,762
                                                              -----------
      AEROSPACE/DEFENSE-EQUIPMENT -- 0.2%
        Exelis, Inc.
         Company Guar. Notes
         5.55% due 10/01/2021.....................    322,000     342,401
        Sequa Corp.
         Company Guar. Notes
         7.00% due 12/15/2017*....................  1,205,000   1,220,062
                                                              -----------
                                                                1,562,463
                                                              -----------
      AIRLINES -- 0.4%
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1999-1, Class A-1
         7.20% due 01/02/2019.....................    918,702     937,076
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1999-1, Class B
         7.63% due 01/02/2015.....................    116,476     101,334
        Atlas Air, Inc.
         Pass Through Certs.
         Series 2000-1, Class B
         9.06% due 01/02/2014.....................    307,561     298,335
        Continental Airlines Pass Through Certs.
         Series 2012-3, Class C
         6.13% due 04/29/2018.....................  1,076,000   1,081,380
                                                              -----------
                                                                2,418,125
                                                              -----------
      ALTERNATIVE WASTE TECHNOLOGY -- 0.3%
        ADS Waste Holdings, Inc.
         Senior Notes
         8.25% due 10/01/2020*....................  1,963,000   2,115,132
                                                              -----------

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      AUCTION HOUSE/ART DEALERS -- 0.1%
        Sotheby's
         Company Guar. Notes
         5.25% due 10/01/2022*...................... $  845,000 $  853,450
                                                                ----------
      AUTO-CARS/LIGHT TRUCKS -- 0.5%
        Chrysler Group LLC/CG Co-Issuer, Inc.
         Sec. Notes
         8.25% due 06/15/2021.......................  2,185,000  2,439,006
        Daimler Finance North America LLC
         Company Guar. Notes
         1.88% due 01/11/2018*......................    380,000    382,945
        Ford Motor Co.
         Senior Notes
         4.75% due 01/15/2043.......................    477,000    443,946
                                                                ----------
                                                                 3,265,897
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.1%
        Delphi Corp.
         Company Guar. Notes
         5.00% due 02/15/2023.......................    658,000    695,835
                                                                ----------
      BANKS-COMMERCIAL -- 1.4%
        Associated Banc-Corp.
         Senior Notes
         5.13% due 03/28/2016.......................    784,000    857,322
        Capital One NA
         Senior Notes
         1.50% due 03/22/2018.......................  1,161,000  1,149,704
        CIT Group, Inc.
         Senior Notes
         5.00% due 08/15/2022.......................    550,000    587,283
        CIT Group, Inc.
         Senior Notes
         5.50% due 02/15/2019*......................  1,870,000  2,052,325
        FirstMerit Corp.
         Sub. Notes
         4.35% due 02/04/2023.......................    311,000    322,354
        PNC Bank NA
         Sub. Notes
         2.95% due 01/30/2023.......................    650,000    646,194
        Regions Bank
         Sub. Notes
         7.50% due 05/15/2018.......................    224,000    274,960
        Synovus Financial Corp.
         Senior Notes
         7.88% due 02/15/2019.......................    970,000  1,100,950
        Union Bank NA
         Senior Notes
         2.13% due 06/16/2017.......................    815,000    838,859
        Zions Bancorporation
         Senior Notes
         4.00% due 06/20/2016.......................    658,000    676,241
        Zions Bancorporation
         Senior Notes
         4.50% due 03/27/2017.......................    783,000    836,344
                                                                ----------
                                                                 9,342,536
                                                                ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     BANKS-FIDUCIARY -- 0.1%
       Bank of New York Mellon Corp.
        Senior Notes
        1.20% due 02/20/2015........................ $  526,000 $  531,954
                                                                ----------
     BANKS-MONEY CENTER -- 0.1%
       Comerica Bank
        Sub. Notes
        5.20% due 08/22/2017........................    386,000    445,070
                                                                ----------
     BANKS-SUPER REGIONAL -- 0.5%
       Capital One Financial Corp. FRS
        Senior Notes
        1.45% due 07/15/2014........................    346,000    349,760
       JPMorgan Chase Bank NA
        Sub. Notes
        6.00% due 07/05/2017........................    801,000    938,020
       JPMorgan Chase Bank NA
        Sub. Notes
        6.00% due 10/01/2017........................    786,000    925,868
       SunTrust Banks, Inc.
        Sub. Notes
        6.00% due 02/15/2026........................     38,000     43,443
       Wachovia Corp.
        Senior Notes
        5.75% due 02/01/2018........................    436,000    518,950
       Wells Fargo & Co. FRS
        Jr. Sub. Bonds
        7.98% due 03/15/2018(3).....................    235,000    271,131
       Wells Fargo Bank NA FRS
        Sub. Notes
        0.50% due 05/16/2016........................    350,000    344,279
                                                                ----------
                                                                 3,391,451
                                                                ----------
     BEVERAGES-NON-ALCOHOLIC -- 0.3%
       Innovation Ventures LLC/Innovation Ventures
        Finance Corp.
        Senior Sec. Notes
        9.50% due 08/15/2019*.......................  2,240,000  1,887,200
                                                                ----------
     BROADCAST SERVICES/PROGRAM -- 0.2%
       Discovery Communications LLC
        Company Guar. Notes
        3.25% due 04/01/2023........................    163,000    165,379
       Nexstar Broadcasting, Inc.
        Company Guar. Notes
        6.88% due 11/15/2020*.......................  1,033,000  1,089,815
                                                                ----------
                                                                 1,255,194
                                                                ----------
     BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.4%
       Building Materials Corp. of America
        Senior Notes
        6.75% due 05/01/2021*.......................    850,000    928,625
       Gibraltar Industries, Inc.
        Company Guar. Notes
        6.25% due 02/01/2021*.......................    730,000    773,800
       Interline Brands, Inc.
        Company Guar. Notes
        7.50% due 11/15/2018........................    910,000    987,350
                                                                ----------
                                                                 2,689,775
                                                                ----------

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     BUILDING & CONSTRUCTION-MISC. -- 0.1%
       Weekley Homes LLC/Weekley Finance Corp.
        Senior Notes
        6.00% due 02/01/2023*....................... $  820,000 $  844,600
                                                                ----------
     BUILDING PRODUCTS-CEMENT -- 0.7%
       Cemex Finance LLC
        Senior Sec. Notes
        9.38% due 10/12/2022*.......................    770,000    895,125
       Cemex Finance LLC
        Senior Sec. Notes
        9.50% due 12/14/2016........................  1,225,000  1,326,062
       Headwaters, Inc.
        Sec. Notes
        7.63% due 04/01/2019........................  2,011,000  2,151,770
                                                                ----------
                                                                 4,372,957
                                                                ----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.7%
       Beazer Homes USA, Inc.
        Company Guar. Notes
        9.13% due 05/15/2019........................    580,000    624,950
       K. Hovnanian Enterprises, Inc.
        Senior Sec. Notes
        7.25% due 10/15/2020*.......................    650,000    719,875
       MDC Holdings, Inc.
        Company Guar. Notes
        6.00% due 01/15/2043........................  1,782,000  1,766,938
       Meritage Homes Corp.
        Company Guar. Notes
        7.00% due 04/01/2022........................    625,000    696,094
       Taylor Morrison Communities, Inc./Monarch
        Communities, Inc.
        Company Guar. Notes
        7.75% due 04/15/2020*.......................    912,000    978,120
                                                                ----------
                                                                 4,785,977
                                                                ----------
     CABLE/SATELLITE TV -- 1.2%
       CCO Holdings LLC/CCO Holdings Capital Corp.
        Company Guar. Notes
        5.13% due 02/15/2023........................  1,506,000  1,460,820
       CCO Holdings LLC/CCO Holdings Capital Corp.
        Company Guar. Notes
        6.50% due 04/30/2021........................  1,838,000  1,943,685
       Comcast Corp.
        Company Guar. Notes
        4.25% due 01/15/2033........................  1,334,000  1,342,829
       COX Communications, Inc.
        Senior Notes
        3.25% due 12/15/2022*.......................    309,000    313,909
       DIRECTV Holdings LLC/DIRECTV
        Financing Co., Inc.
        Company Guar. Notes
        5.15% due 03/15/2042........................    448,000    432,953
       Echostar DBS Corp.
        Company Guar. Notes
        7.75% due 05/31/2015........................    912,000  1,012,320
       TCI Communications, Inc.
        Senior Notes
        7.13% due 02/15/2028........................    250,000    338,285
       Time Warner Cable, Inc.
        Company Guar. Notes
        4.50% due 09/15/2042........................    281,000    255,436

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   CABLE/SATELLITE TV (CONTINUED)
     WideOpenWest Finance LLC/WideOpenWest
      Capital Corp.
      Company Guar. Notes
      10.25% due 07/15/2019*........................... $  550,000 $  611,875
                                                                   ----------
                                                                    7,712,112
                                                                   ----------
   CASINO HOTELS -- 1.3%
     Caesars Entertainment Operating Co., Inc.
      Senior Sec. Notes
      8.50% due 02/15/2020.............................  1,997,000  1,972,037
     Caesars Entertainment Operating Co., Inc
      Company Guar. Notes
      10.75% due 02/01/2016............................    800,000    728,000
     CityCenter Holdings LLC/CityCenter Finance Corp.
      Sec. Notes
      10.75% due 01/15/2017(4)(18).....................  2,448,849  2,705,978
     Downstream Development Authority
      of the Quapaw Tribe of Oklahoma
      Senior Sec. Notes
      10.50% due 07/01/2019*...........................    755,000    838,050
     Eldorado Resorts LLC/Eldorado Capital Corp.
      Senior Sec. Notes
      8.63% due 06/15/2019*............................    987,000    973,429
     Station Casinos LLC
      Company Guar. Notes
      7.50% due 03/01/2021*............................  1,129,000  1,160,048
                                                                   ----------
                                                                    8,377,542
                                                                   ----------
   CASINO SERVICES -- 0.4%
     Chukchansi Economic Development Authority
      Sec. Notes
      9.75% due 05/30/2020*(12)........................    987,091    582,384
     Graton Economic Development Authority
      Senior Sec. Notes
      9.63% due 09/01/2019*............................    950,000  1,064,000
     Greektown Superholdings, Inc.
      Sec. Notes, Series A
      13.00% due 07/01/2015............................    293,000    314,242
     Greektown Superholdings, Inc.
      Sec. Notes, Series B
      13.00% due 07/01/2015............................    450,000    482,625
                                                                   ----------
                                                                    2,443,251
                                                                   ----------
   CELLULAR TELECOM -- 0.7%
     Cricket Communications, Inc.
      Senior Sec. Notes
      7.75% due 05/15/2016.............................  1,620,000  1,690,875
     Cricket Communications, Inc.
      Company Guar. Notes
      7.75% due 10/15/2020.............................    990,000    987,525
     MetroPCS Wireless, Inc.
      Company Guar. Notes
      6.63% due 04/01/2023*............................  1,208,000  1,232,160
     Sprint Nextel Corp.
      Senior Notes
      7.00% due 08/15/2020.............................    918,000  1,009,800
                                                                   ----------
                                                                    4,920,360
                                                                   ----------

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   -------------------------------------------------------------------------
   CHEMICALS-DIVERSIFIED -- 0.3%
     Axiall Corp.
      Company Guar. Notes
      4.88% due 05/15/2023*............................ $  639,000 $  650,182
     Eagle Spinco, Inc.
      Company Guar. Notes
      4.63% due 02/15/2021*............................    490,000    498,575
     Olin Corp.
      Senior Notes
      5.50% due 08/15/2022.............................    980,000  1,013,075
                                                                   ----------
                                                                    2,161,832
                                                                   ----------
   CHEMICALS-OTHER -- 0.1%
     Taminco Global Chemical Corp.
      Sec. Notes
      9.75% due 03/31/2020*............................    870,000    967,875
                                                                   ----------
   CHEMICALS-PLASTICS -- 0.2%
     PolyOne Corp.
      Senior Notes
      5.25% due 03/15/2023*............................  1,229,000  1,238,217
                                                                   ----------
   CHEMICALS-SPECIALTY -- 0.6%
     Huntsman International LLC
      Company Guar. Notes
      4.88% due 11/15/2020*............................  1,248,000  1,257,360
     Huntsman International LLC
      Company Guar. Notes
      4.88% due 11/15/2020.............................    682,000    687,115
     Lubrizol Corp.
      Company Guar. Notes
      6.50% due 10/01/2034.............................    248,000    329,075
     Tronox Finance LLC
      Company Guar. Notes
      6.38% due 08/15/2020*............................  1,931,000  1,873,070
                                                                   ----------
                                                                    4,146,620
                                                                   ----------
   COAL -- 0.9%
     Alpha Natural Resources, Inc.
      Company Guar. Notes
      6.00% due 06/01/2019.............................  1,429,000  1,318,252
     Arch Coal, Inc.
      Company Guar. Notes
      9.88% due 06/15/2019*............................    965,000    989,125
     CONSOL Energy, Inc.
      Company Guar. Notes
      6.38% due 03/01/2021.............................  1,148,000  1,185,310
     Penn Virginia Resource Partners LP/Penn Virginia
      Resource Finance Corp. II
      Company Guar. Notes
      8.38% due 06/01/2020.............................  1,140,000  1,197,000
     SunCoke Energy Partners LP/SunCoke Energy
      Partners Finance Corp.
      Senior Notes
      7.38% due 02/01/2020*............................    993,000  1,045,133
                                                                   ----------
                                                                    5,734,820
                                                                   ----------
   COATINGS/PAINT -- 0.2%
     US Coatings Acquisition Inc./Flash Dutch 2 BV
      Company Guar. Notes
      7.38% due 05/01/2021*............................    964,000  1,014,610
                                                                   ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                          PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                     AMOUNT**    (NOTE 2)
------------------------------------------------------------------------------
U.S. CORPORATE BONDS & NOTES (CONTINUED)
COMMERCIAL SERVICES -- 0.2%
  Live Nation Entertainment, Inc.
   Company Guar. Notes
   7.00% due 09/01/2020*................................. $  950,000 $1,021,250
                                                                     ----------
COMMERCIAL SERVICES-FINANCE -- 0.3%
  Harland Clarke Holdings Corp.
   Senior Sec. Notes
   9.75% due 08/01/2018*.................................  1,345,000  1,425,700
  Western Union Co.
   Notes
   2.88% due 12/10/2017..................................    428,000    434,383
                                                                     ----------
                                                                      1,860,083
                                                                     ----------
COMMUNICATIONS SOFTWARE -- 0.1%
  Aspect Software, Inc.
   Sec. Notes
   10.63% due 05/15/2017.................................    615,000    615,000
                                                                     ----------
COMPUTER AIDED DESIGN -- 0.0%
  Autodesk, Inc.
   Senior Notes
   1.95% due 12/15/2017..................................    328,000    324,860
                                                                     ----------
COMPUTER SERVICES -- 0.1%
  Affiliated Computer Services, Inc.
   Senior Notes
   5.20% due 06/01/2015..................................    399,000    427,654
  International Business Machines Corp.
   Senior Notes
   6.22% due 08/01/2027..................................    375,000    501,287
                                                                     ----------
                                                                        928,941
                                                                     ----------
COMPUTERS -- 0.1%
  Hewlett-Packard Co.
   Senior Notes
   4.65% due 12/09/2021..................................    491,000    509,118
                                                                     ----------
CONSULTING SERVICES -- 0.2%
  FTI Consulting, Inc.
   Company Guar. Notes
   6.75% due 10/01/2020..................................    940,000  1,017,550
                                                                     ----------
CONSUMER PRODUCTS-MISC. -- 0.5%
  American Achievement Corp.
   Sec. Notes
   10.88% due 04/15/2016*................................  1,373,000  1,331,810
  Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
   Senior Sec. Notes
   5.75% due 10/15/2020..................................  1,100,000  1,120,625
  Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
   Company Guar. Notes
   9.88% due 08/15/2019..................................  1,000,000  1,096,250
                                                                     ----------
                                                                      3,548,685
                                                                     ----------
CONTAINERS-METAL/GLASS -- 0.6%
  Ball Corp.
   Company Guar. Notes
   7.38% due 09/01/2019..................................    684,000    757,530

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   ------------------------------------------------------------------------
   CONTAINERS-METAL/GLASS (CONTINUED)
     Crown Americas LLC/Crown Americas Capital Corp.
      IV Company Guar. Notes
      4.50% due 01/15/2023*........................... $  789,000 $  765,330
     Crown Cork & Seal Co., Inc.
      Senior Notes
      7.38% due 12/15/2026............................  2,200,000  2,453,000
                                                                  ----------
                                                                   3,975,860
                                                                  ----------
   CONTAINERS-PAPER/PLASTIC -- 0.5%
     Consolidated Container Co. LLC/
      Consolidated Container Capital, Inc.
      Company Guar. Notes
      10.13% due 07/15/2020*..........................    650,000    711,750
     Graphic Packaging International, Inc.
      Company Guar. Notes
      4.75% due 04/15/2021............................    281,000    285,215
     Packaging Dynamics Corp.
      Senior Sec. Notes
      8.75% due 02/01/2016*...........................    790,000    826,537
     Rock-Tenn Co.
      Company Guar. Notes
      4.45% due 03/01/2019............................     45,000     48,550
     Sealed Air Corp.
      Company Guar. Notes
      6.50% due 12/01/2020*...........................    754,000    825,630
     Tekni-Plex, Inc.
      Senior Sec. Notes
      9.75% due 06/01/2019*...........................    847,000    935,935
                                                                  ----------
                                                                   3,633,617
                                                                  ----------
   DATA PROCESSING/MANAGEMENT -- 0.3%
     First Data Corp.
      Senior Sec. Notes
      6.75% due 11/01/2020*...........................  1,741,000  1,814,992
                                                                  ----------
   DIRECT MARKETING -- 0.1%
     Catalina Marketing Corp. VRS
      Company Guar. Notes
      11.63% due 10/01/2017*(5).......................    850,100    901,106
                                                                  ----------
   DISPOSABLE MEDICAL PRODUCTS -- 0.1%
     CR Bard, Inc.
      Senior Notes
      1.38% due 01/15/2018............................    438,000    437,387
                                                                  ----------
   DIVERSIFIED BANKING INSTITUTIONS -- 2.3%
     Ally Financial, Inc.
      Company Guar. Notes
      5.50% due 02/15/2017............................  1,045,000  1,130,421
     Ally Financial, Inc.
      Sub. Notes
      8.00% due 12/31/2018............................  2,327,000  2,783,674
     BAC Capital Trust XIII FRS
      Limited Guar. Notes
      4.00% due 05/06/2013(3).........................  1,070,000    936,250
     Bank of America Corp.
      Senior Notes
      2.00% due 01/11/2018............................    333,000    331,416

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                               PRINCIPAL    VALUE
                 SECURITY DESCRIPTION          AMOUNT**    (NOTE 2)
          ----------------------------------------------------------
          U.S. CORPORATE BONDS & NOTES (CONTINUED)
          DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
            Bank of America Corp.
             Senior Notes
             3.30% due 01/11/2023............. $  670,000 $   660,660
            Bank of America Corp.
             Sub. Notes
             5.42% due 03/15/2017.............    360,000     398,942
            Bank of America Corp.
             Senior Notes
             5.88% due 01/05/2021.............    430,000     507,808
            Bank of America Corp.
             Sub. Notes
             7.25% due 10/15/2025.............    117,000     143,151
            Citigroup, Inc.
             Sub. Notes
             5.88% due 02/22/2033.............  1,324,000   1,452,954
            Citigroup, Inc. FRS
             Jr. Sub. Notes
             5.90% due 02/15/2023(3)..........    355,000     368,428
            Goldman Sachs Group, Inc.
             Senior Notes
             2.38% due 01/22/2018.............    656,000     664,943
            Goldman Sachs Group, Inc.
             Senior Notes
             6.15% due 04/01/2018.............    828,000     975,688
            Goldman Sachs Group, Inc.
             Sub. Notes
             6.75% due 10/01/2037.............  1,222,000   1,369,360
            JPMorgan Chase & Co.
             Senior Notes
             6.30% due 04/23/2019.............    386,000     471,465
            JPMorgan Chase & Co. FRS
             Jr. Sub Notes
             7.90% due 04/30/2018(3)..........    304,000     349,244
            JPMorgan Chase Capital XXIII FRS
             Limited Guar. Bonds
             1.29% due 05/15/2077.............    140,000     110,250
            Morgan Stanley
             Sub. Notes
             4.88% due 11/01/2022.............    610,000     646,668
            Morgan Stanley
             Senior Notes
             5.75% due 01/25/2021.............    744,000     859,757
            Morgan Stanley
             Senior Notes
             6.25% due 08/09/2026.............    579,000     692,149
            Morgan Stanley
             Senior Notes
             6.38% due 07/24/2042.............    492,000     591,114
                                                          -----------
                                                           15,444,342
                                                          -----------
          DIVERSIFIED FINANCIAL SERVICES -- 0.4%
            General Electric Capital Corp.
             Senior Sec. Notes
             2.10% due 12/11/2019.............    301,000     305,996
            General Electric Capital Corp.
             Senior Notes
             5.55% due 05/04/2020.............    456,000     543,868
            General Electric Capital Corp.
             Senior Notes
             5.88% due 01/14/2038.............    467,000     544,515

                                               PRINCIPAL    VALUE
                  SECURITY DESCRIPTION         AMOUNT**    (NOTE 2)
            -------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
              General Electric Capital Corp.
               Senior Notes
               6.75% due 03/15/2032........... $1,042,000 $1,326,356
                                                          ----------
                                                           2,720,735
                                                          ----------
            DIVERSIFIED MANUFACTURING OPERATIONS -- 0.3%
              JB Poindexter & Co., Inc.
               Senior Notes
               9.00% due 04/01/2022*..........  1,325,000  1,384,625
              Textron, Inc.
               Senior Notes
               4.63% due 09/21/2016...........    595,000    652,629
                                                          ----------
                                                           2,037,254
                                                          ----------
            E-COMMERCE/PRODUCTS -- 0.2%
              Netflix, Inc.
               Senior Notes
               5.38% due 02/01/2021*..........  1,215,000  1,205,887
                                                          ----------
            ELECTRIC-DISTRIBUTION -- 0.0%
              Oglethorpe Power Corp.
               1/st/ Mtg. Notes
               4.20% due 12/01/2042...........    161,000    156,206
                                                          ----------
            ELECTRIC-GENERATION -- 0.4%
              AES Corp.
               Senior Notes
               8.00% due 10/15/2017...........  1,020,000  1,199,775
              Edison Mission Energy
               Senior Notes
               7.63% due 05/15/2027+(12)(13)..  1,475,000    789,125
              Reliant Energy Mid-Atlantic
               Power Holdings LLC
               Pass Through Certs., Series B
               9.24% due 07/02/2017...........    372,826    411,041
                                                          ----------
                                                           2,399,941
                                                          ----------
            ELECTRIC-INTEGRATED -- 0.8%
              CMS Energy Corp.
               Senior Notes
               2.75% due 05/15/2014...........    157,000    159,602
              Dominion Resources, Inc.
               Senior Notes
               5.25% due 08/01/2033...........    525,000    600,614
              Entergy Louisiana LLC
               1/st/. Mtg. Notes
               3.30% due 12/01/2022...........    237,000    239,363
              Entergy Mississippi, Inc.
               1/st/ Mtg. Notes
               3.10% due 07/01/2023...........    502,000    505,981
              Exelon Generation Co. LLC
               Senior Notes
               5.60% due 06/15/2042...........    536,000    580,724
              FirstEnergy Corp.
               Senior Notes
               2.75% due 03/15/2018...........    441,000    445,994
              FirstEnergy Corp.
               Senior Notes
               4.25% due 03/15/2023...........    785,000    793,933

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      ELECTRIC-INTEGRATED (CONTINUED)
        Florida Power Corp.
         1/st/. Mtg. Notes
         3.85% due 11/15/2042....................... $  284,000 $  270,474
        Georgia Power Co.
         Senior Notes
         3.00% due 04/15/2016.......................    180,000    191,821
        Great Plains Energy, Inc.
         Senior Notes
         5.29% due 06/15/2022.......................    310,000    351,818
        Mirant Mid Atlantic LLC Pass-Through Trust
         Pass Through Certs., Series B
         9.13% due 06/30/2017.......................    435,358    487,601
        PPL Capital Funding, Inc.
         Company Guar. Notes
         3.50% due 12/01/2022.......................    310,000    312,288
        Puget Energy, Inc.
         Senior Sec. Notes
         6.00% due 09/01/2021.......................    376,000    427,331
                                                                ----------
                                                                 5,367,544
                                                                ----------
      ELECTRONIC COMPONENTS-MISC. -- 0.0%
        Jabil Circuit, Inc.
         Senior Notes
         4.70% due 09/15/2022.......................    298,000    296,883
                                                                ----------
      ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.4%
        Amkor Technology, Inc.
         Senior Notes
         6.38% due 10/01/2022.......................  1,697,000  1,692,758
        Amkor Technology, Inc.
         Senior Notes
         6.63% due 06/01/2021.......................    960,000    969,600
        Intel Corp.
         Senior Notes
         4.00% due 12/15/2032.......................    313,000    309,198
                                                                ----------
                                                                 2,971,556
                                                                ----------
      ENTERPRISE SOFTWARE/SERVICE -- 0.2%
        Epicor Software Corp.
         Company Guar. Notes
         8.63% due 05/01/2019.......................  1,340,000  1,450,550
                                                                ----------
      FINANCE-AUTO LOANS -- 0.4%
        General Motors Financial Co., Inc.
         Company Guar. Notes
         4.75% due 08/15/2017*......................  1,654,000  1,725,005
        General Motors Financial Co., Inc.
         Company Guar. Notes
         6.75% due 06/01/2018.......................    675,000    764,437
                                                                ----------
                                                                 2,489,442
                                                                ----------
      FINANCE-COMMERCIAL -- 0.2%
        Jefferies Finance LLC/JFIN Co-Issuer Corp.
         Senior Notes
         7.38% due 04/01/2020*......................    766,000    779,405
        Textron Financial Corp.
         Senior Notes
         5.40% due 04/28/2013.......................    377,000    378,247
                                                                ----------
                                                                 1,157,652
                                                                ----------

                                                         PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT**    (NOTE 2)
  ---------------------------------------------------------------------------
  FINANCE-CONSUMER LOANS -- 0.1%
    HSBC Finance Corp.
     Sub. Notes
     6.68% due 01/15/2021............................... $  322,000 $  381,034
                                                                    ----------
  FINANCE-INVESTMENT BANKER/BROKER -- 0.2%
    Jefferies Group LLC
     Senior Notes
     6.50% due 01/20/2043...............................    327,000    348,580
    Lehman Brothers Holdings, Inc.
     Escrow Notes
     6.75% due 12/28/2017+(10)..........................    280,000         28
    Lehman Brothers Holdings, Inc.
     Escrow Notes
     7.50% due 05/11/2038+(10)..........................    361,000         36
    Merrill Lynch & Co., Inc.
     Sub. Notes
     6.05% due 05/16/2016...............................    400,000    444,712
    Merrill Lynch & Co., Inc.
     Sub. Notes
     6.11% due 01/29/2037...............................    367,000    413,371
                                                                    ----------
                                                                     1,206,727
                                                                    ----------
  FINANCE-LEASING COMPANIES -- 0.4%
    Air Lease Corp.
     Company Guar. Notes
     4.75% due 03/01/2020...............................  1,620,000  1,660,500
    Air Lease Corp.
     Senior Notes
     6.13% due 04/01/2017...............................    678,000    733,935
                                                                    ----------
                                                                     2,394,435
                                                                    ----------
  FINANCE-OTHER SERVICES -- 0.0%
    National Rural Utilities Cooperative Finance Corp.
     Collateral Trust Bonds
     1.00% due 02/02/2015...............................    269,000    271,566
                                                                    ----------
  FINANCIAL GUARANTEE INSURANCE -- 0.2%
    Assured Guaranty Municipal Holdings, Inc. FRS
     Company Guar. Notes
     6.40% due 12/15/2066*..............................  1,360,000  1,230,800
                                                                    ----------
  FIREARMS & AMMUNITION -- 0.2%
    FGI Operating Co. LLC/FGI Finance, Inc.
     Sec. Notes
     7.88% due 05/01/2020*..............................  1,115,000  1,170,750
                                                                    ----------
  FOOD-DAIRY PRODUCTS -- 0.1%
    Land O' Lakes, Inc.
     Senior Notes
     6.00% due 11/15/2022*..............................    665,000    709,888
                                                                    ----------
  FOOD-MISC./DIVERSIFIED -- 0.2%
    Chiquita Brands International, Inc.
     Senior Sec. Notes
     7.88% due 02/01/2021*..............................  1,215,000  1,274,231
    ConAgra Foods, Inc.
     Senior Notes
     6.63% due 08/15/2039*..............................    262,000    327,104
                                                                    ----------
                                                                     1,601,335
                                                                    ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       GAMBLING (NON-HOTEL) -- 0.0%
         Waterford Gaming LLC
          Senior Notes
          8.63% due 09/15/2014*(9)(10)............ $  792,609 $  317,044
                                                              ----------
       GAS-DISTRIBUTION -- 0.0%
         Southern Union Co.
          Senior Notes
          7.60% due 02/01/2024....................    240,000    306,549
                                                              ----------
       HOME FURNISHINGS -- 0.4%
         Norcraft Cos. LP/Norcraft Finance Corp.
          Sec. Notes
          10.50% due 12/15/2015...................  1,033,000  1,082,067
         Sealy Mattress Co.
          Company Guar. Notes
          8.25% due 06/15/2014....................  1,239,000  1,243,659
                                                              ----------
                                                               2,325,726
                                                              ----------
       INDEPENDENT POWER PRODUCERS -- 0.6%
         Calpine Corp.
          Senior Sec. Notes
          7.88% due 07/31/2020*...................    774,000    847,530
         Calpine Corp.
          Senior Sec. Notes
          7.88% due 01/15/2023*...................    785,000    871,350
         GenOn Energy, Inc.
          Senior Notes
          9.50% due 10/15/2018....................    695,000    818,362
         NRG Energy, Inc.
          Company Guar. Notes
          6.63% due 03/15/2023*...................    575,000    609,500
         NRG Energy, Inc.
          Company Guar. Notes
          7.63% due 01/15/2018....................    190,000    216,125
         NRG Energy, Inc.
          Company Guar. Notes
          8.25% due 09/01/2020....................    430,000    485,363
                                                              ----------
                                                               3,848,230
                                                              ----------
       INDUSTRIAL GASES -- 0.1%
         Airgas, Inc.
          Senior Notes
          2.38% due 02/15/2020....................    378,000    377,186
                                                              ----------
       INSURANCE-LIFE/HEALTH -- 0.3%
         Pacific LifeCorp
          Senior Notes
          6.00% due 02/10/2020*...................    295,000    340,371
         Principal Life Global Funding II
          Sec. Notes
          1.00% due 12/11/2015*...................    699,000    700,925
         Prudential Financial, Inc.
          Senior Notes
          4.75% due 09/17/2015....................    274,000    298,513
         Prudential Financial, Inc. FRS
          Jr. Sub. Notes
          5.63% due 06/15/2043....................    628,000    649,980
                                                              ----------
                                                               1,989,789
                                                              ----------

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         ------------------------------------------------------------
         INSURANCE-MULTI-LINE -- 0.2%
           Assurant, Inc.
            Senior Notes
            4.00% due 03/15/2023................ $  451,000 $  444,848
           Metropolitan Life Global Funding I
            Senior Sec. Notes
            2.50% due 09/29/2015*...............    727,000    755,583
                                                            ----------
                                                             1,200,431
                                                            ----------
         INSURANCE-MUTUAL -- 0.2%
           Liberty Mutual Group, Inc.
            Senior Notes
            5.75% due 03/15/2014*...............    195,000    202,334
           New York Life Global Funding
            Sec. Notes
            1.65% due 05/15/2017*...............    829,000    841,425
                                                            ----------
                                                             1,043,759
                                                            ----------
         MARINE SERVICES -- 0.3%
           Great Lakes Dredge & Dock Corp.
            Company Guar. Notes
            7.38% due 02/01/2019................  1,756,000  1,852,580
                                                            ----------
         MEDICAL INSTRUMENTS -- 0.5%
           Accellent, Inc.
            Senior Sec. Notes
            8.38% due 02/01/2017................  2,580,000  2,741,250
           Medtronic, Inc.
            Senior Notes
            4.00% due 04/01/2043................    453,000    440,638
           St Jude Medical, Inc.
            Senior Notes
            3.25% due 04/15/2023................    193,000    193,824
           St Jude Medical, Inc.
            Senior Notes
            4.75% due 04/15/2043................    200,000    203,838
                                                            ----------
                                                             3,579,550
                                                            ----------
         MEDICAL PRODUCTS -- 0.5%
           Becton Dickinson and Co.
            Senior Notes
            7.00% due 08/01/2027................    370,000    494,531
           Biomet, Inc.
            Company Guar. Notes
            6.50% due 08/01/2020*...............    475,000    504,094
           Universal Hospital Services, Inc.
            Sec. Notes
            7.63% due 08/15/2020................    929,000    999,836
           Universal Hospital Services, Inc.
            Sec. Notes
            7.63% due 08/15/2020*...............    965,000  1,037,375
                                                            ----------
                                                             3,035,836
                                                            ----------
         MEDICAL-DRUGS -- 0.5%
           AbbVie, Inc.
            Company Guar. Notes
            1.20% due 11/06/2015*...............    333,000    335,587
           AbbVie, Inc.
            Company Guar. Notes
            2.00% due 11/06/2018*...............    372,000    376,434
           Endo Pharmaceuticals Holdings, Inc.
            Company Guar. Notes
            7.00% due 07/15/2019................    925,000    988,594

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       MEDICAL-DRUGS (CONTINUED)
         Valeant Pharmaceuticals International
          Company Guar. Notes
          6.88% due 12/01/2018*.................... $1,075,000 $1,154,953
         Zoetis, Inc.
          Senior Notes
          1.88% due 02/01/2018*....................    189,000    190,219
         Zoetis, Inc.
          Senior Notes
          3.25% due 02/01/2023*....................    397,000    402,591
                                                               ----------
                                                                3,448,378
                                                               ----------
       MEDICAL-GENERIC DRUGS -- 0.3%
         Actavis, Inc.
          Senior Notes
          4.63% due 10/01/2042.....................    229,000    231,012
         Mylan, Inc.
          Company Guar. Notes
          3.13% due 01/15/2023*....................    498,000    490,369
         Mylan, Inc.
          Company Guar. Notes
          6.00% due 11/15/2018*....................    173,000    189,970
         Mylan, Inc.
          Company Guar. Notes
          7.88% due 07/15/2020*....................    687,000    801,671
                                                               ----------
                                                                1,713,022
                                                               ----------
       MEDICAL-HMO -- 0.2%
         Cigna Corp.
          Senior Notes
          5.38% due 02/15/2042.....................    336,000    379,900
         Cigna Corp.
          Senior Notes
          6.15% due 11/15/2036.....................    145,000    175,262
         WellPoint, Inc.
          Senior Notes
          1.25% due 09/10/2015.....................    708,000    713,854
         WellPoint, Inc.
          Senior Notes
          3.13% due 05/15/2022.....................    159,000    160,078
                                                               ----------
                                                                1,429,094
                                                               ----------
       MEDICAL-HOSPITALS -- 1.3%
         Capella Healthcare, Inc.
          Company Guar. Notes
          9.25% due 07/01/2017.....................  1,855,000  2,008,037
         HCA, Inc.
          Senior Sec. Notes
          6.50% due 02/15/2020.....................    365,000    411,766
         HCA, Inc.
          Senior Notes
          7.50% due 11/15/2095.....................  2,325,000  2,092,500
         IASIS Healthcare LLC/IASIS Capital Corp.
          Company Guar. Notes
          8.38% due 05/15/2019.....................  2,347,000  2,467,284
         Tenet Healthcare Corp.
          Senior Notes
          6.75% due 02/01/2020.....................    585,000    628,875
         Tenet Healthcare Corp.
          Senior Notes
          6.88% due 11/15/2031.....................  1,320,000  1,207,800
                                                               ----------
                                                                8,816,262
                                                               ----------

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         -------------------------------------------------------------
         METAL PROCESSORS & FABRICATION -- 0.0%
           Precision Castparts Corp.
            Senior Notes
            1.25% due 01/15/2018................. $  311,000 $  311,646
                                                             ----------
         METAL-COPPER -- 0.1%
           Freeport-McMoRan Copper & Gold, Inc.
            Senior Notes
            2.38% due 03/15/2018*................    401,000    402,675
           Freeport-McMoRan Copper & Gold, Inc.
            Senior Notes
            5.45% due 03/15/2043*................    339,000    335,032
                                                             ----------
                                                                737,707
                                                             ----------
         METAL-IRON -- 0.2%
           Cliffs Natural Resources, Inc.
            Senior Notes
            4.88% due 04/01/2021.................  1,446,000  1,424,945
                                                             ----------
         MOTION PICTURES & SERVICES -- 0.1%
           NAI Entertainment Holdings LLC
            Senior Sec. Notes
            8.25% due 12/15/2017*................    450,000    488,250
                                                             ----------
         MRI/MEDICAL DIAGNOSTIC IMAGING -- 0.3%
           Radnet Management, Inc.
            Company Guar. Notes
            10.38% due 04/01/2018................  1,840,000  1,918,200
                                                             ----------
         MULTIMEDIA -- 0.3%
           CC Holdings GS V LLC
            Senior Sec. Notes
            2.38% due 12/15/2017*................    275,000    276,778
           NBCUniversal Enterprise, Inc.
            Company Guar. Notes
            1.97% due 04/15/2019*................    437,000    438,209
           Time Warner Cos., Inc.
            Company Guar. Notes
            6.95% due 01/15/2028.................    629,000    813,220
           Time Warner Entertainment Co. LP
            Company Guar. Notes
            8.38% due 07/15/2033.................    385,000    532,209
                                                             ----------
                                                              2,060,416
                                                             ----------
         MUSIC -- 0.3%
           WMG Acquisition Corp.
            Senior Sec. Notes
            6.00% due 01/15/2021*................  2,055,000  2,152,612
                                                             ----------
         NON-FERROUS METALS -- 0.0%
           Renco Metals, Inc.
            Company Guar. Notes
            11.50% due 07/01/2003+(6)(7)(9)(10)..    500,000          0
                                                             ----------
         NON-HAZARDOUS WASTE DISPOSAL -- 0.3%
           Casella Waste Systems, Inc.
            Company Guar. Notes
            7.75% due 02/15/2019.................  2,053,000  1,955,482
                                                             ----------
         OIL & GAS DRILLING -- 0.2%
           Hercules Offshore, Inc.
            Company Guar. Notes
            10.50% due 10/15/2017*...............    635,000    688,975
           Rowan Cos., Inc.
            Company Guar. Notes
            5.40% due 12/01/2042.................    379,000    378,418
                                                             ----------
                                                              1,067,393
                                                             ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   ------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.5%
     Alta Mesa Holdings LP/Alta Mesa Finance
      Services Corp.
      Company Guar. Notes
      9.63% due 10/15/2018............................ $1,140,000 $1,202,700
     Anadarko Holding Co.
      Senior Notes
      7.15% due 05/15/2028............................    687,000    826,888
     Atlas Energy Holdings Operating Co.
      LLC/Atlas Resource Finance Corp.
      Senior Notes
      7.75% due 01/15/2021*...........................  1,271,000  1,220,160
     Carrizo Oil & Gas, Inc.
      Company Guar. Notes
      7.50% due 09/15/2020............................  1,062,000  1,133,685
     Chaparral Energy, Inc.
      Company Guar. Notes
      7.63% due 11/15/2022............................    526,000    574,655
     Chaparral Energy, Inc.
      Company Guar. Notes
      8.25% due 09/01/2021............................    635,000    719,138
     Chesapeake Energy Corp.
      Company Guar. Notes
      5.75% due 03/15/2023............................    499,000    505,861
     Chesapeake Energy Corp.
      Company Guar. Notes
      9.50% due 02/15/2015............................    880,000    994,400
     EP Energy LLC/Everest Acquisition Finance, Inc.
      Company Guar. Notes
      7.75% due 09/01/2022............................  1,213,000  1,340,365
     EPL Oil & Gas, Inc.
      Company Guar. Notes
      8.25% due 02/15/2018*...........................  1,090,000  1,155,400
     EPL Oil & Gas, Inc.
      Company Guar. Notes
      8.25% due 02/15/2018............................    470,000    499,375
     EV Energy Partners LP/EV Energy Finance Corp.
      Company Guar. Notes
      8.00% due 04/15/2019............................  1,555,000  1,640,525
     Halcon Resources Corp.
      Company Guar. Notes
      8.88% due 05/15/2021*...........................  1,700,000  1,831,750
     Linn Energy LLC/Linn Energy Finance Corp.
      Company Guar. Notes
      6.25% due 11/01/2019*...........................    827,000    845,608
     Linn Energy LLC/Linn Energy Finance Corp.
      Company Guar. Notes
      8.63% due 04/15/2020............................    635,000    700,088
     Milagro Oil & Gas, Inc.
      Sec. Notes
      10.50% due 05/15/2016...........................    959,000    748,020
     Noble Energy, Inc.
      Senior Notes
      6.00% due 03/01/2041............................    667,000    796,312
     Penn Virginia Corp.
      Company Guar. Notes
      7.25% due 04/15/2019............................  1,211,000  1,207,972

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
         Pioneer Natural Resources Co.
          Company Guar. Notes
          5.88% due 07/15/2016.................... $  624,000 $   705,678
         Plains Exploration & Production Co.
          Company Guar. Notes
          6.13% due 06/15/2019....................    565,000     618,675
         Plains Exploration & Production Co.
          Company Guar. Notes
          6.50% due 11/15/2020....................    308,000     340,340
         Plains Exploration & Production Co.
          Company Guar. Notes
          6.88% due 02/15/2023....................    761,000     861,833
         QEP Resources, Inc.
          Senior Notes
          6.88% due 03/01/2021....................    754,000     857,675
         Samson Investment Co.
          Senior Notes
          9.75% due 02/15/2020*...................  1,115,000   1,184,687
         Talos Production LLC/Talos
          Production Finance, Inc.
          Senior Notes
          9.75% due 02/15/2018*...................    625,000     618,750
                                                              -----------
                                                               23,130,540
                                                              -----------
       OIL COMPANIES-INTEGRATED -- 0.1%
         Hess Corp.
          Senior Notes
          7.88% due 10/01/2029....................    275,000     354,726
         Murphy Oil Corp.
          Senior Notes
          2.50% due 12/01/2017....................    552,000     554,290
                                                              -----------
                                                                  909,016
                                                              -----------
       OIL REFINING & MARKETING -- 0.2%
         Alon Refining Krotz Springs, Inc.
          Senior Sec. Notes
          13.50% due 10/15/2014...................    735,000     789,206
         Marathon Petroleum Corp.
          Senior Notes
          6.50% due 03/01/2041....................    179,000     222,564
         Reliance Holdings USA, Inc.
          Company Guar. Notes
          5.40% due 02/14/2022....................    550,000     613,088
                                                              -----------
                                                                1,624,858
                                                              -----------
       OIL-FIELD SERVICES -- 0.7%
         Exterran Holdings, Inc.
          Company Guar. Notes
          7.25% due 12/01/2018....................    935,000   1,005,125
         Exterran Partners LP/EXLP Finance Corp.
          Company Guar. Notes
          6.00% due 04/01/2021*...................  1,020,000   1,016,175
         Green Field Energy Services, Inc.
          Senior Sec. Notes
          13.25% due 11/15/2016*..................  1,091,000   1,123,730
         Hiland Partners LP/Hiland Partners
          Finance Corp.
          Company Guar. Notes
          7.25% due 10/01/2020*...................    500,000     546,250

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                            PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                      AMOUNT**    (NOTE 2)
--------------------------------------------------------------------------------
U.S. CORPORATE BONDS & NOTES (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
  Oil States International, Inc.
   Company Guar. Notes
   6.50% due 06/01/2019.................................... $  700,000 $  749,000
                                                                       ----------
                                                                        4,440,280
                                                                       ----------
PAPER & RELATED PRODUCTS -- 1.0%
  Boise Cascade LLC/Boise Cascade Finance Corp.
   Company Guar. Notes
   6.38% due 11/01/2020*...................................  1,000,000  1,061,250
  Clearwater Paper Corp.
   Company Guar. Notes
   4.50% due 02/01/2023*...................................  2,014,000  1,973,720
  Georgia-Pacific LLC
   Company Guar. Notes
   5.40% due 11/01/2020*...................................  1,066,000  1,261,302
  Longview Fibre Paper & Packaging, Inc.
   Senior Sec. Notes
   8.00% due 06/01/2016*...................................    941,000    985,697
  PH Glatfelter Co.
   Company Guar. Notes
   5.38% due 10/15/2020....................................  1,012,000  1,060,070
                                                                       ----------
                                                                        6,342,039
                                                                       ----------
PETROCHEMICALS -- 0.1%
  PetroLogistics LP/PetroLogistics Finance Corp.
   Company Guar. Notes
   6.25% due 04/01/2020*...................................    663,000    667,144
                                                                       ----------
PIPELINES -- 1.9%
  Access Midstream Partners LP/ACMP Finance Corp.
   Company Guar. Notes
   4.88% due 05/15/2023....................................  1,246,000  1,230,425
  Access Midstream Partners LP/ACMP Finance Corp.
   Company Guar. Notes
   6.13% due 07/15/2022....................................  1,020,000  1,093,950
  Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
   Company Guar. Notes
   5.88% due 08/01/2023*...................................    493,000    490,535
  Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
   Company Guar. Notes
   6.63% due 10/01/2020*...................................    775,000    807,938
  Copano Energy LLC/Copano Energy Finance Corp.
   Company Guar. Notes
   7.13% due 04/01/2021....................................    710,000    820,050
  El Paso Pipeline Partners Operating Co. LLC
   Company Guar. Notes
   4.70% due 11/01/2042....................................    440,000    417,759
  El Paso Pipeline Partners Operating Co.
   LLC Company Guar. Notes
   5.00% due 10/01/2021....................................     87,000     97,543
  Energy Transfer Equity LP
   Senior Sec. Notes
   7.50% due 10/15/2020....................................  1,100,000  1,267,750
  Energy Transfer Partners LP
   Senior Notes
   3.60% due 02/01/2023....................................    207,000    205,990
  Energy Transfer Partners LP
   Senior Notes
   6.50% due 02/01/2042....................................    880,000  1,005,508

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
   ------------------------------------------------------------------------
   PIPELINES (CONTINUED)
     Enterprise Products Operating LLC
      Company Guar. Notes
      4.85% due 03/15/2044........................... $  224,000 $   228,675
     Genesis Energy LP/Genesis Energy Finance Corp.
      Company Guar. Notes
      5.75% due 02/15/2021*..........................    220,000     227,150
     Genesis Energy LP/Genesis Energy Finance Corp.
      Company Guar. Notes
      7.88% due 12/15/2018...........................    805,000     883,487
     Inergy Midstream LP/NRGM Finance Corp.
      Company Guar. Notes
      6.00% due 12/15/2020*..........................    840,000     873,600
     MarkWest Energy Partners LP/
      MarkWest Energy Finance Corp.
      Company Guar. Notes
      5.50% due 02/15/2023...........................    275,000     288,063
     MarkWest Energy Partners LP/
      MarkWest Energy Finance Corp.
      Company Guar. Notes
      6.50% due 08/15/2021...........................    614,000     663,120
     Southern Star Central Corp.
      Senior Notes
      6.75% due 03/01/2016...........................    650,000     658,125
     Targa Resources Partners LP/Targa Resources
      Partners Finance Corp.
      Company Guar. Notes
      5.25% due 05/01/2023*..........................    918,000     954,720
     Western Gas Partners LP
      Senior Notes
      4.00% due 07/01/2022...........................    166,000     171,720
                                                                 -----------
                                                                  12,386,108
                                                                 -----------
   PRECIOUS METALS -- 0.1%
     Coeur d'Alene Mines Corp.
      Company Guar. Notes
      7.88% due 02/01/2021*..........................    936,000     988,650
                                                                 -----------
   PRINTING-COMMERCIAL -- 0.3%
     RR Donnelley & Sons Co.
      Senior Notes
      8.25% due 03/15/2019...........................  1,125,000   1,215,000
     Valassis Communications, Inc.
      Company Guar. Notes
      6.63% due 02/01/2021...........................    990,000   1,056,825
                                                                 -----------
                                                                   2,271,825
                                                                 -----------
   PUBLISHING-NEWSPAPERS -- 0.2%
     McClatchy Co.
      Senior Sec. Notes
      9.00% due 12/15/2022*..........................  1,275,000   1,383,375
                                                                 -----------
   RADIO -- 0.1%
     Entercom Radio LLC
      Company Guar. Notes
      10.50% due 12/01/2019..........................    850,000     977,500
                                                                 -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.0%
     American Tower Trust I
      Sec. Notes
      1.55% due 03/15/2043*..........................    260,000     261,011

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
        Brandywine Operating Partnership LP
         Company Guar. Notes
         4.95% due 04/15/2018...................... $  281,000 $  309,802
        Corrections Corp. of America
         Company Guar. Notes
         4.13% due 04/01/2020*.....................  1,300,000  1,324,375
        Geo Group, Inc.
         Company Guar. Notes
         6.63% due 02/15/2021......................     47,000     51,641
        Host Hotels & Resorts LP
         Senior Notes
         3.75% due 10/15/2023......................    187,000    187,731
        Host Hotels & Resorts LP
         Company Guar. Notes
         4.75% due 03/01/2023......................    462,000    496,650
        Host Hotels & Resorts LP
         Senior Notes
         5.25% due 03/15/2022......................    554,000    614,940
        Omega Healthcare Investors, Inc.
         Company Guar. Notes
         5.88% due 03/15/2024......................    957,000  1,019,205
        RHP Hotel Properties LP/RHP Finance Corp.
         Company Guar. Notes
         5.00% due 04/15/2021*.....................    588,000    588,000
        Sabra Health Care LP/Sabra Capital Corp.
         Company Guar. Notes
         8.13% due 11/01/2018......................  1,525,000  1,656,531
                                                               ----------
                                                                6,509,886
                                                               ----------
      REAL ESTATE MANAGEMENT/SERVICES -- 0.2%
        Kennedy-Wilson, Inc.
         Company Guar. Notes
         8.75% due 04/01/2019......................  1,515,000  1,636,200
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.2%
        First Industrial LP
         Senior Notes
         5.75% due 01/15/2016......................  1,535,000  1,636,081
                                                               ----------
      RECYCLING -- 0.0%
        Aleris International, Inc.
         Escrow Notes
         9.00% due 12/15/2014+(9)(10)..............  3,285,000        124
                                                               ----------
      RENTAL AUTO/EQUIPMENT -- 0.5%
        Ashtead Capital, Inc.
         Sec. Notes
         6.50% due 07/15/2022*.....................    425,000    461,656
        H&E Equipment Services, Inc.
         Company Guar. Notes
         7.00% due 09/01/2022*.....................  1,140,000  1,254,000
        Hertz Corp.
         Company Guar. Notes
         5.88% due 10/15/2020......................    450,000    474,750
        United Rentals North America, Inc.
         Company Guar. Notes
         6.13% due 06/15/2023......................  1,170,000  1,251,900
                                                               ----------
                                                                3,442,306
                                                               ----------

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     RETAIL-APPAREL/SHOE -- 0.3%
       CDR DB Sub, Inc.
        Senior Notes
        7.75% due 10/15/2020*....................... $1,274,000 $1,309,035
       Limited Brands, Inc.
        Company Guar. Notes
        6.63% due 04/01/2021........................    820,000    926,600
                                                                ----------
                                                                 2,235,635
                                                                ----------
     RETAIL-DRUG STORE -- 0.3%
       CVS Pass-Through Trust
        Pass Through Certs.
        5.77% due 01/31/2033*.......................    237,920    276,764
       CVS Pass-Through Trust
        Pass Through Certs
        5.93% due 01/10/2034*.......................    617,038    729,285
       Rite Aid Corp.
        Senior Sec. Notes
        8.00% due 08/15/2020........................    600,000    678,000
                                                                ----------
                                                                 1,684,049
                                                                ----------
     RETAIL-OFFICE SUPPLIES -- 0.2%
       Office Depot, Inc.
        Senior Sec. Notes
        9.75% due 03/15/2019*.......................  1,032,000  1,210,020
                                                                ----------
     RETAIL-PET FOOD & SUPPLIES -- 0.2%
       Radio Systems Corp.
        Sec. Notes
        8.38% due 11/01/2019*.......................  1,083,000  1,145,273
                                                                ----------
     RETAIL-PROPANE DISTRIBUTION -- 0.1%
       AmeriGas Finance LLC/AmeriGas Finance Corp.
        Company Guar. Notes
        6.75% due 05/20/2020........................    160,000    174,000
       AmeriGas Finance LLC/AmeriGas Finance Corp.
        Company Guar. Notes
        7.00% due 05/20/2022........................    640,000    696,000
                                                                ----------
                                                                   870,000
                                                                ----------
     RETAIL-REGIONAL DEPARTMENT STORES -- 0.0%
       Macy's Retail Holdings, Inc.
        Company Guar. Notes
        6.90% due 04/01/2029........................    218,000    262,162
                                                                ----------
     RETAIL-RESTAURANTS -- 0.8%
       Dave & Buster's, Inc.
        Company Guar. Notes
        11.00% due 06/01/2018.......................  1,095,000  1,238,719
       Landry's, Inc.
        Senior Notes
        9.38% due 05/01/2020*.......................  1,566,000  1,687,365
       Wok Acquisition Corp.
        Company Guar. Notes
        10.25% due 06/30/2020*......................  1,935,000  2,070,450
                                                                ----------
                                                                 4,996,534
                                                                ----------
     RETAIL-TOY STORES -- 0.3%
       Toys R Us Property Co. II LLC
        Senior Sec. Notes
        8.50% due 12/01/2017........................  1,625,000  1,716,406
                                                                ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         ------------------------------------------------------------
         U.S. CORPORATE BONDS & NOTES (CONTINUED)
         RUBBER/PLASTIC PRODUCTS -- 0.0%
           Venture Holdings Co. LLC
            Escrow Notes
            11.00% due 06/01/2007+(9)(10)....... $  100,000 $        0
                                                            ----------
         SAVINGS & LOANS/THRIFTS -- 0.4%
           Astoria Financial Corp.
            Senior Notes
            5.00% due 06/19/2017................    569,000    609,320
           First Niagara Financial Group, Inc.
            Sub. Notes
            7.25% due 12/15/2021................    820,000    998,685
           People's United Financial, Inc.
            Senior Notes
            3.65% due 12/06/2022................    822,000    837,848
           Santander Holdings USA, Inc.
            Senior Notes
            3.00% due 09/24/2015................    300,000    307,603
                                                            ----------
                                                             2,753,456
                                                            ----------
         SCHOOLS -- 0.1%
           Northwestern University Bonds
            4.20% due 12/01/2047................    386,000    401,074
           University of Pennsylvania
            Senior Notes
            4.67% due 09/01/2112................    292,000    310,627
                                                            ----------
                                                               711,701
                                                            ----------
         SECURITY SERVICES -- 0.1%
           ADT Corp.
            Senior Notes
            2.25% due 07/15/2017*...............    278,000    279,071
           ADT Corp.
            Senior Notes
            3.50% due 07/15/2022*...............    465,000    463,558
                                                            ----------
                                                               742,629
                                                            ----------
         SHIPBUILDING -- 0.2%
           Huntington Ingalls Industries, Inc.
            Company Guar. Notes
            7.13% due 03/15/2021................  1,043,000  1,134,263
                                                            ----------
         SPECIAL PURPOSE ENTITIES -- 0.2%
           MassMutual Global Funding II
            Senior Sec. Notes
            2.00% due 04/05/2017*...............    856,000    877,455
           MassMutual Global Funding II
            Sec. Notes
            2.50% due 10/17/2022*...............    345,000    337,548
                                                            ----------
                                                             1,215,003
                                                            ----------
         STEEL PIPE & TUBE -- 0.2%
           JMC Steel Group, Inc.
            Senior Notes
            8.25% due 03/15/2018*...............  1,490,000  1,579,400
                                                            ----------
         STEEL-PRODUCERS -- 0.4%
           AK Steel Corp.
            Senior Sec. Notes
            8.75% due 12/01/2018*...............    935,000  1,030,837

                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       STEEL-PRODUCERS (CONTINUED)
       Gerdau Holdings, Inc.
        Company Guar. Notes
        7.00% due 01/20/2020...................... $  425,000 $  484,288
       Ryerson, Inc./Joseph T Ryerson & Son, Inc.
        Senior Sec. Notes
        9.00% due 10/15/2017*.....................    800,000    874,000
                                                              ----------
                                                               2,389,125
                                                              ----------
       STEEL-SPECIALTY -- 0.1%
         Allegheny Technologies, Inc.
          Senior Notes
          5.95% due 01/15/2021....................    383,000    428,185
                                                              ----------
       STORAGE/WAREHOUSING -- 0.2%
         Mobile Mini, Inc.
          Company Guar. Notes
          7.88% due 12/01/2020....................  1,165,000  1,296,062
                                                              ----------
       TELECOM SERVICES -- 0.2%
         BellSouth Telecommunications, Inc.
          Senior Notes
          6.38% due 06/01/2028....................    251,000    303,567
         Consolidated Communications Finance Co.
          Company Guar. Notes
          10.88% due 06/01/2020*..................    825,000    940,500
                                                              ----------
                                                               1,244,067
                                                              ----------
       TELEPHONE-INTEGRATED -- 1.2%
         AT&T, Inc.
          Senior Notes
          4.35% due 06/15/2045*...................    154,000    143,164
         AT&T, Inc.
          Senior Notes
          6.50% due 09/01/2037....................    506,000    620,513
         BellSouth Corp.
          Senior Notes
          6.55% due 06/15/2034....................    430,000    508,312
         CenturyLink, Inc.
          Senior Notes
          5.63% due 04/01/2020....................    550,000    562,375
         CenturyLink, Inc.
          Senior Notes
          5.80% due 03/15/2022....................  1,025,000  1,037,813
         Frontier Communications Corp.
          Senior Notes
          8.13% due 10/01/2018....................  1,600,000  1,824,000
         Frontier Communications Corp.
          Senior Notes
          9.25% due 07/01/2021....................     99,000    113,603
         Sprint Capital Corp.
          Company Guar. Notes
          8.75% due 03/15/2032....................  1,850,000  2,206,125
         Verizon Communications, Inc.
          Senior Notes
          6.40% due 02/15/2038....................    116,000    139,521
         Windstream Corp.
          Company Guar. Notes
          6.38% due 08/01/2023*...................  1,047,000  1,039,147
                                                              ----------
                                                               8,194,573
                                                              ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)


                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
          ------------------------------------------------------------
          U.S. CORPORATE BONDS & NOTES (CONTINUED)
          TELEVISION -- 0.3%
            Gray Television, Inc.
             Company Guar. Notes
             7.50% due 10/01/2020............... $1,025,000 $1,094,188
            Local TV Finance LLC
             Senior Notes
             9.25% due 06/15/2015*(4)...........    681,081    686,189
                                                            ----------
                                                             1,780,377
                                                            ----------
          THEATERS -- 0.3%
            Cinemark USA, Inc.
             Company Guar. Notes
             5.13% due 12/15/2022*..............  1,512,000  1,519,560
            National CineMedia LLC
             Senior Sec. Notes
             6.00% due 04/15/2022...............    680,000    729,300
                                                            ----------
                                                             2,248,860
                                                            ----------
          TRANSPORT-EQUIPMENT & LEASING -- 0.2%
            Aviation Capital Group Corp.
             Senior Notes
             4.63% due 01/31/2018*..............    940,000    969,778
            GATX Corp.
             Senior Notes
             2.38% due 07/30/2018...............    175,000    177,001
            GATX Corp.
             Senior Notes
             3.90% due 03/30/2023...............    390,000    392,917
                                                            ----------
                                                             1,539,696
                                                            ----------
          TRANSPORT-RAIL -- 0.1%
            Burlington Northern Santa Fe LLC
             Senior Notes
             4.45% due 03/15/2043...............    281,000    284,229
            Norfolk Southern Corp.
             Senior Notes
             6.00% due 05/23/2111...............    402,000    491,436
                                                            ----------
                                                               775,665
                                                            ----------
          TRANSPORT-SERVICES -- 0.3%
            Bristow Group, Inc.
             Company Guar. Notes
             6.25% due 10/15/2022...............    675,000    729,000
            Era Group, Inc.
             Company Guar. Notes
             7.75% due 12/15/2022*..............  1,045,000  1,076,350
                                                            ----------
                                                             1,805,350
                                                            ----------
          TRAVEL SERVICES -- 0.3%
            Sabre, Inc.
             Senior Sec. Notes
             8.50% due 05/15/2019*..............  2,021,000  2,192,785
                                                            ----------
          TRUCKING/LEASING -- 0.2%
            Penske Truck Leasing Co. LP/PTL
             Finance Corp.
             Senior Notes
             2.88% due 07/17/2018*..............    619,000    631,191
            Penske Truck Leasing Co. LP/PTL
             Finance Corp.
             Notes
             3.13% due 05/11/2015*..............    227,000    234,874

                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT**      (NOTE 2)
     ---------------------------------------------------------------------
     TRUCKING/LEASING (CONTINUED)
       Penske Truck Leasing Co. LP/PTL
        Finance Corp.
        Notes
        4.25% due 01/17/2023*...................   $   213,000 $    214,534
                                                               ------------
                                                                  1,080,599
                                                               ------------
     WEB HOSTING/DESIGN -- 0.3%
       Equinix, Inc.
        Senior Notes
        4.88% due 04/01/2020....................     1,970,000    1,984,775
                                                               ------------
     WIRE & CABLE PRODUCTS -- 0.1%
       International Wire Group Holdings, Inc.
        Senior Sec. Notes
        8.50% due 10/15/2017*...................       858,000      883,740
                                                               ------------
     WIRELESS EQUIPMENT -- 0.0%
       Motorola Solutions, Inc.
        Senior Notes
        6.63% due 11/15/2037....................        11,445       12,706
                                                               ------------
     TOTAL U.S. CORPORATE BONDS & NOTES
        (cost $304,541,507).....................                314,241,431
                                                               ------------
     FOREIGN CORPORATE BONDS & NOTES -- 14.3%
     APPLIANCES -- 0.1%
       Arcelik AS
        Senior Notes
        5.00% due 04/03/2023*...................       500,000      498,514
                                                               ------------
     AUTO-CARS/LIGHT TRUCKS -- 0.2%
       Automotores Gildemeister SA
        Company Guar. Notes
        6.75% due 01/15/2023*...................       800,000      840,000
       Volkswagen International Finance NV
        Company Guar. Notes
        1.60% due 11/20/2017*...................       580,000      581,676
                                                               ------------
                                                                  1,421,676
                                                               ------------
     BANKS-COMMERCIAL -- 2.4%
       Akbank TAS
        Senior Notes
        7.50% due 02/05/2018*................... TRY 2,385,000    1,297,614
       ANZ New Zealand Int'l, Ltd.
        Bank Guar. Notes
        1.13% due 03/24/2016*...................     1,315,000    1,316,190
       Axis Bank, Ltd.
        Senior Notes
        5.13% due 09/05/2017....................       500,000      531,847
       Banco ABC Brasil SA
        Senior Notes
        8.50% due 03/28/2016*(9)................ BRL 3,100,000    1,531,431
       Banco Bradesco SA
        Senior Notes
        4.50% due 01/12/2017*...................       325,000      346,938
       Banco de Bogota SA
        Senior Notes
        5.00% due 01/15/2017*...................       260,000      278,525
       Banco do Brasil SA
        Sub. Notes
        5.88% due 01/26/2022*...................       440,000      470,800
       Bank of Ceylon
        Senior Notes
        6.88% due 05/03/2017*...................       450,000      472,500

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        --------------------------------------------------------------
        FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
        BANKS-COMMERCIAL (CONTINUED)
          Bank of Montreal
           Senior Notes
           1.40% due 09/11/2017................. $  742,000 $   743,113
          Barclays Bank PLC
           Sub. Notes
           6.05% due 12/04/2017*................    314,000     349,989
          Cooperatieve Centrale Raiffeisen-
           Boerenleenbank BA
           Senior Notes
           1.70% due 03/19/2018.................    426,000     424,086
          ING Bank NV
           Notes
           2.00% due 09/25/2015*................  1,499,000   1,522,984
          LBG Capital No.1 PLC FRS
           Bank Guar. Notes
           8.00% due 06/15/2020*(3).............    862,000     919,305
          Malayan Banking Bhd
           Sub. Notes
           3.25% due 09/20/2022.................    500,000     504,386
          National Australia Bank, Ltd.
           Senior Notes
           1.60% due 08/07/2015.................    719,000     731,556
          National Bank of Canada Bank
           Guar. Notes
           1.45% due 11/07/2017.................  1,040,000   1,036,089
          PKO Finance AB
           Senior Notes
           4.63% due 09/26/2022*................    700,000     725,207
          RHB Bank Bhd
           Senior Notes
           3.25% due 05/11/2017.................    425,000     439,496
          Russian Agricultural Bank OJSC Via
           RSHB Capital SA
           Senior Notes
           5.30% due 12/27/2017*................    440,000     466,356
          Sberbank of Russia Via SB Capital SA
           Senior Notes
           6.13% due 02/07/2022.................    500,000     558,750
          Turkiye Garanti Bankasi AS
           Senior Notes
           5.25% due 09/13/2022*................    575,000     598,719
          Turkiye Halk Bankasi AS
           Senior Notes
           3.88% due 02/05/2020*................    355,000     348,787
                                                            -----------
                                                             15,614,668
                                                            -----------
        BANKS-MONEY CENTER -- 0.1%
          Royal Bank of Scotland NV FRS
           Sub. Notes
           0.98% due 03/09/2015.................    670,000     637,612
                                                            -----------
        BANKS-SPECIAL PURPOSE -- 0.6%
          Burgan Finance No. 1, Ltd.
           Bank Guar. Notes
           7.88% due 09/29/2020.................  1,005,000   1,170,825
          Development Bank of Kazakhstan JSC
           Senior Notes
           4.13% due 12/10/2022*................    600,000     580,500

                                                   PRINCIPAL       VALUE
              SECURITY DESCRIPTION                 AMOUNT**       (NOTE 2)
    ----------------------------------------------------------------------
    BANKS-SPECIAL PURPOSE (CONTINUED)
      Development Bank of Kazakhstan JSC
       Senior Notes
       5.50% due 12/20/2015...................   $       340,000 $  365,500
      Kreditanstalt fuer Wiederaufbau
       Government Guar. Notes
       3.75% due 09/25/2015...................    NOK 10,500,000  1,874,652
                                                                 ----------
                                                                  3,991,477
                                                                 ----------
    BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.0%
      Corp GEO SAB de CV
       Company Guar. Notes
       9.25% due 06/30/2020*..................           360,000    311,400
                                                                 ----------
    BUILDING PRODUCTS-CEMENT -- 0.2%
      Cemex SAB de CV
       Senior Sec. Notes
       5.88% due 03/25/2019*..................           625,000    631,250
      Rearden G Holdings EINS GmbH
       Company Guar. Notes
       7.88% due 03/30/2020...................           550,000    605,000
                                                                 ----------
                                                                  1,236,250
                                                                 ----------
    CELLULAR TELECOM -- 0.2%
      VimpelCom Holdings BV
       Company Guar. Notes
       9.00% due 02/13/2018*.................. RUB    24,000,000    800,257
      Vodafone Group PLC
       Senior Notes
       4.38% due 02/19/2043...................           680,000    648,882
                                                                 ----------
                                                                  1,449,139
                                                                 ----------
    CHEMICALS-DIVERSIFIED -- 0.3%
      Ineos Finance PLC
       Senior Sec. Notes
       8.38% due 02/15/2019*..................           973,000  1,076,381
      OXEA Finance/Cy SCA
       Senior Sec. Notes
       9.50% due 07/15/2017*..................           753,000    817,005
                                                                 ----------
                                                                  1,893,386
                                                                 ----------
    COAL -- 0.1%
      Indo Energy Finance II BV
       Company Guar. Notes
       6.38% due 01/24/2023*..................           450,000    462,375
                                                                 ----------
    COMMERCIAL SERVICES -- 0.4%
      Global A&T Electronics, Ltd.
       Senior Sec. Notes
       10.00% due 02/01/2019*.................         2,200,000  2,354,000
                                                                 ----------
    COMPUTERS-MEMORY DEVICES -- 0.2%
      Seagate HDD Cayman
       Company Guar. Notes
       7.75% due 12/15/2018...................           925,000  1,014,031
                                                                 ----------
    CONTAINERS-METAL/GLASS -- 0.3%
      Ardagh Packaging Finance PLC/Ardagh MP
       Holdings USA, Inc.
       Senior Notes
       7.00% due 11/15/2020*..................         1,677,000  1,723,118
                                                                 ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      CRUISE LINES -- 0.4%
        NCL Corp., Ltd.
         Company Guar. Notes
         5.00% due 02/15/2018*..................... $  780,000 $  794,625
        Royal Caribbean Cruises, Ltd.
         Senior Notes
         5.25% due 11/15/2022......................  1,918,000  1,941,975
                                                               ----------
                                                                2,736,600
                                                               ----------
      DIVERSIFIED BANKING INSTITUTIONS -- 0.1%
        Royal Bank of Scotland Group PLC
         Senior Notes
         2.55% due 09/18/2015......................    424,000    435,783
                                                               ----------
      DIVERSIFIED FINANCIAL SERVICES -- 0.1%
        DTEK Finance PLC
         Company Guar. Notes
         7.88% due 04/04/2018*.....................    650,000    639,486
                                                               ----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.3%
        Bombardier, Inc.
         Senior Notes
         6.13% due 01/15/2023*.....................  1,890,000  1,960,875
        Pentair Finance SA
         Company Guar. Notes
         1.35% due 12/01/2015*.....................    292,000    292,410
                                                               ----------
                                                                2,253,285
                                                               ----------
      DIVERSIFIED MINERALS -- 0.4%
        FMG Resources August 2006 Pty, Ltd.
         Company Guar. Notes
         6.00% due 04/01/2017*.....................    825,000    847,687
        FMG Resources August 2006 Pty, Ltd.
         Company Guar. Notes
         6.38% due 02/01/2016*.....................    600,000    618,750
        FMG Resources August 2006 Pty, Ltd.
         Company Guar. Notes
         6.88% due 04/01/2022*.....................  1,250,000  1,309,375
        Volcan Cia Minera SAA
         Company Guar. Notes
         5.38% due 02/02/2022*.....................    118,000    125,080
                                                               ----------
                                                                2,900,892
                                                               ----------
      DIVERSIFIED OPERATIONS -- 0.1%
        Tenedora Nemak SA de CV
         Senior Notes
         5.50% due 02/28/2023*.....................    650,000    658,125
                                                               ----------
      ELECTRIC-GENERATION -- 0.1%
        Abu Dhabi National Energy Co.
         Senior Notes
         5.88% due 12/13/2021*.....................    200,000    235,250
        Abu Dhabi National Energy Co.
         Senior Notes
         6.17% due 10/25/2017......................    120,000    140,700
        Comision Federal de Electricidad
         Senior Notes
         4.88% due 05/26/2021*.....................    500,000    555,625
                                                               ----------
                                                                  931,575
                                                               ----------

                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION               AMOUNT**      (NOTE 2)
      -------------------------------------------------------------------
      ELECTRIC-INTEGRATED -- 0.2%
        Centrais Eletricas Brasileiras SA
         Senior Notes
         5.75% due 10/27/2021.................   $     500,000 $  533,125
        E-CL SA
         Senior Notes
         5.63% due 01/15/2021.................         550,000    619,457
        Electricite de France SA FRS
         Sub. Notes
         5.25% due 01/29/2023*(3).............         267,000    265,248
        Empresas Publicas de Medellin ESP
         Senior Notes
         8.38% due 02/01/2021................. COP 266,000,000    169,803
                                                               ----------
                                                                1,587,633
                                                               ----------
      ELECTRIC-TRANSMISSION -- 0.1%
        Empresa de Energia de Bogota SA
         Senior Notes
         6.13% due 11/10/2021*................         360,000    401,400
                                                               ----------
      FINANCE-LEASING COMPANIES -- 0.6%
        AerCap Aviation Solutions BV
         Company Guar. Notes
         6.38% due 05/30/2017.................         732,000    785,985
        Aircastle, Ltd.
         Senior Notes
         6.25% due 12/01/2019.................       1,800,000  1,966,500
        Milestone Aviation Group, Ltd.
         Senior Notes
         8.63% due 12/15/2017*................       1,047,000  1,075,792
                                                               ----------
                                                                3,828,277
                                                               ----------
      FOOD-MEAT PRODUCTS -- 0.1%
        ESAL GmbH
         Company Guar. Notes
         6.25% due 02/05/2023*................         260,000    261,300
        Minerva Luxembourg SA
         Company Guar. Notes
         7.75% due 01/31/2023*................         460,000    493,350
                                                               ----------
                                                                  754,650
                                                               ----------
      GOLD MINING -- 0.1%
        Gold Fields Orogen Holding BVI, Ltd.
         Company Guar. Notes
         4.88% due 10/07/2020.................         350,000    343,875
                                                               ----------
      HAZARDOUS WASTE DISPOSAL -- 0.2%
        Tervita Corp.
         Senior Sec. Notes
         8.00% due 11/15/2018*................       1,055,000  1,090,606
                                                               ----------
      INDEPENDENT POWER PRODUCERS -- 0.1%
        AES Drax Energy, Ltd.
         Senior Sec. Notes
         11.50% due 08/30/2010+(6)(9)(10)(14).         725,000          0
        PT Perusahaan Listrik Negara
         Senior Notes
         5.50% due 11/22/2021*................         500,000    542,500
                                                               ----------
                                                                  542,500
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                       PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT**   (NOTE 2)
    ----------------------------------------------------------------------
    FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
    INSURANCE-MULTI-LINE -- 0.2%
      Catlin Insurance Co., Ltd. FRS
       Jr. Sub. Notes
       7.25% due 01/19/2017*(3)....................... $997,000  $1,024,418
                                                                 ----------
    INSURANCE-PROPERTY/CASUALTY -- 0.1%
      Sompo Japan Insurance, Inc. FRS
       Jr. Sub. Notes
       5.33% due 03/28/2073*..........................  723,000     729,942
                                                                 ----------
    INVESTMENT COMPANIES -- 0.1%
      Temasek Financial I, Ltd.
       Company Guar. Notes
       2.38% due 01/23/2023*..........................  539,000     519,061
                                                                 ----------
    MEDICAL-DRUGS -- 0.2%
      Hypermarcas SA
       Senior Notes
       6.50% due 04/20/2021*..........................  310,000     335,187
      Takeda Pharmaceutical Co., Ltd.
       Senior Notes
       1.63% due 03/17/2017*..........................  659,000     667,831
                                                                 ----------
                                                                  1,003,018
                                                                 ----------
    METAL-IRON -- 0.0%
      OJSC Novolipetsk Steel via Steel Funding, Ltd.
       Notes
       4.95% due 09/26/2019*..........................  265,000     267,716
                                                                 ----------
    MUNICIPAL BONDS -- 0.1%
      City of Kyiv Via Kyiv Finance PLC
       Senior Notes
       9.38% due 07/11/2016*..........................  870,000     860,988
                                                                 ----------
    OIL & GAS DRILLING -- 0.2%
      Transocean, Inc.
       Company Guar. Notes
       6.38% due 12/15/2021...........................  477,000     555,360
      Transocean, Inc.
       Company Guar. Notes
       7.35% due 12/15/2041...........................  158,000     190,750
      Transocean, Inc.
       Company Guar. Notes
       7.50% due 04/15/2031...........................  280,000     336,320
                                                                 ----------
                                                                  1,082,430
                                                                 ----------
    OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.5%
      Anadarko Finance Co.
       Company Guar. Notes
       7.50% due 05/01/2031...........................  588,000     779,257
      Gazprom OAO Via Gaz Capital SA
       Senior Notes
       6.00% due 01/23/2021*..........................  260,000     291,200
      KazMunayGas National Co.
       Senior Notes
       6.38% due 04/09/2021*..........................  600,000     698,250
      KazMunaiGaz Finance Sub BV
       Company Guar. Notes
       7.00% due 05/05/2020...........................  500,000     595,000

                                              PRINCIPAL    VALUE
                  SECURITY DESCRIPTION        AMOUNT**    (NOTE 2)
            -------------------------------------------------------
            OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
              PT Pertamina Persero
               Senior Notes
               4.88% due 05/03/2022*......... $  720,000 $  748,800
                                                         ----------
                                                          3,112,507
                                                         ----------
            OIL COMPANIES-INTEGRATED -- 0.9%
              BG Energy Capital PLC
               Company Guar. Notes
               2.88% due 10/15/2016*.........    470,000    497,925
              BP Capital Markets PLC
               Company Guar. Notes
               1.85% due 05/05/2017..........    214,000    219,370
              BP Capital Markets PLC
               Company Guar. Notes
               2.25% due 11/01/2016..........    711,000    739,709
              Petroleos de Venezuela SA
               Company Guar. Notes
               5.38% due 04/12/2027..........    350,000    241,500
              Petroleos de Venezuela SA
               Company Guar. Notes
               8.50% due 11/02/2017..........  1,850,000  1,799,125
              Petroleos Mexicanos
               Company Guar. Notes
               4.88% due 01/24/2022..........    800,000    886,000
              Petroleos Mexicanos
               Company Guar. Notes
               5.50% due 06/27/2044*.........    621,000    640,561
              Petronas Capital, Ltd.
               Company Guar. Notes
               5.25% due 08/12/2019..........    600,000    697,765
              Rosneft Oil Co via Rosneft
               International Finance, Ltd.
               Senior Notes
               4.20% due 03/06/2022*.........    200,000    198,250
              Sibur Securities, Ltd.
               Company Guar. Notes
               3.91% due 01/31/2018*.........    310,000    304,575
                                                         ----------
                                                          6,224,780
                                                         ----------
            OIL REFINING & MARKETING -- 0.0%
              Thai Oil PCL
               Senior Notes
               3.63% due 01/23/2023*.........    200,000    201,077
                                                         ----------
            PAPER & RELATED PRODUCTS -- 0.1%
              Inversiones CMPC SA
               Company Guar. Notes
               4.50% due 04/25/2022..........    880,000    897,109
                                                         ----------
            PASTORAL & AGRICULTURAL -- 0.1%
              MHP SA
               Company Guar. Notes
               8.25% due 04/02/2020*.........    650,000    644,233
                                                         ----------
            PETROCHEMICALS -- 0.0%
              Mexichem SAB de CV
               Company Guar. Notes
               6.75% due 09/19/2042*.........    224,000    248,360
                                                         ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      PIPELINES -- 0.0%
        Transportadora de Gas Internacional SA ESP
         Senior Notes
         5.70% due 03/20/2022*...................... $  200,000 $  218,000
                                                                ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.5%
        Agile Property Holdings, Ltd.
         Company Guar. Notes
         9.88% due 03/20/2017.......................    350,000    392,438
        China Overseas Finance Cayman II, Ltd.
         Company Guar. Notes
         5.50% due 11/10/2020.......................    300,000    336,111
        China Overseas Finance Cayman IV, Ltd.
         Company Guar. Notes
         4.88% due 02/15/2017.......................    440,000    478,945
        Country Garden Holdings Co., Ltd.
         Company Guar. Notes
         7.50% due 01/10/2023*......................    200,000    204,260
        Country Garden Holdings Co., Ltd.
         Company Guar. Notes
         11.13% due 02/23/2018......................    410,000    471,500
        Mattamy Group Corp.
         Senior Notes
         6.50% due 11/15/2020*......................  1,525,000  1,521,187
                                                                ----------
                                                                 3,404,441
                                                                ----------
      RETAIL-MAJOR DEPARTMENT STORES -- 0.1%
        LS Finance 2022, Ltd.
         Company Guar. Notes
         4.25% due 10/16/2022.......................    500,000    504,257
                                                                ----------
      RETAIL-MISC./DIVERSIFIED -- 0.1%
        Wesfarmers, Ltd.
         Senior Notes
         1.87% due 03/20/2018*......................    507,000    511,360
                                                                ----------
      SATELLITE TELECOM -- 0.3%
        Intelsat Luxembourg SA
         Company Guar. Notes
         7.75% due 06/01/2021*......................    340,000    345,950
        Intelsat Luxembourg SA
         Company Guar. Notes
         11.50% due 02/04/2017(4)...................  1,725,000  1,831,950
                                                                ----------
                                                                 2,177,900
                                                                ----------
      SAVINGS & LOANS/THRIFTS -- 0.1%
        RBS Citizens Financial Group, Inc.
         Sub. Notes
         4.15% due 09/28/2022*......................    775,000    795,872
                                                                ----------
      SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.1%
        NXP BV/NXP Funding LLC
         Senior Notes
         5.75% due 03/15/2023*......................    935,000    953,700
                                                                ----------
      SEMICONDUCTOR EQUIPMENT -- 0.2%
        MagnaChip Semiconductor SA/MagnaChip
         Semiconductor Finance Co.
         Company Guar. Notes
         10.50% due 04/15/2018......................  1,100,000  1,226,500
                                                                ----------

                                                    PRINCIPAL       VALUE
              SECURITY DESCRIPTION                  AMOUNT**       (NOTE 2)
    -----------------------------------------------------------------------
    SOVEREIGN -- 0.1%
      Perusahaan Penerbit SBSN
       Senior Notes
       3.30% due 11/21/2022*...................   $       950,000 $  929,813
                                                                  ----------
    SOVEREIGN AGENCY -- 0.2%
      AHML Finance, Ltd.
       Notes
       7.75% due 02/13/2018*...................     RUB35,000,000  1,131,172
                                                                  ----------
    SPECIAL PURPOSE ENTITIES -- 0.1%
      Federal Grid Co. OJS via Federal Grid
       Finance, Ltd.
       Notes
       8.45% due 03/13/2019....................    RUB 29,000,000    944,955
      Hellas Telecommunications
       Luxembourg II FRS
       Sub. Notes
       6.03% due
       01/15/2015*+(9)(10)(12)(14).............         1,330,000          0
                                                                  ----------
                                                                     944,955
                                                                  ----------
    STEEL PIPE & TUBE -- 0.1%
      TMK OAO Via TMK Capital SA
       Senior Notes
       6.75% due 04/03/2020*...................           650,000    649,968
                                                                  ----------
    STEEL-PRODUCERS -- 0.1%
      Severstal OAO Via Steel Capital SA
       Senior Notes
       4.45% due 03/19/2018*...................           650,000    643,500
      Severstal OAO Via Steel Capital SA
       Senior Notes
       5.90% due 10/17/2022*...................           200,000    199,000
                                                                  ----------
                                                                     842,500
                                                                  ----------
    SUGAR -- 0.1%
      Cosan Luxembourg SA
       Company Guar. Notes
       9.50% due 03/14/2018*................... BRL     1,590,000    809,826
                                                                  ----------
    TELECOM SERVICES -- 0.5%
      Digicel, Ltd. Senior
       Notes
       6.00% due 04/15/2021*...................         1,255,000  1,248,725
      UPCB Finance III, Ltd.
       Senior Sec. Notes
       6.63% due 07/01/2020*...................           900,000    967,500
      Wind Acquisition Holdings Finance SA
       Senior Sec. Notes
       12.25% due 07/15/2017*(4)(18)...........         1,013,626  1,054,171
                                                                  ----------
                                                                   3,270,396
                                                                  ----------
    TELEPHONE-INTEGRATED -- 0.5%
      Empresa de Telecomunicaciones de Bogota
       Senior Notes
       7.00% due 01/17/2023*................... COP   640,000,000    371,726
      Koninklijke KPN NV
       Senior Sub. Notes
       7.00% due 03/28/2073*...................           253,000    249,838

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                 PRINCIPAL      VALUE
               SECURITY DESCRIPTION              AMOUNT**      (NOTE 2)
      ------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      TELEPHONE-INTEGRATED (CONTINUED)
        Oi SA
         Senior Notes
         5.75% due 02/10/2022.................   $    600,000 $   627,000
        Oi SA
         Senior Notes
         9.75% due 09/15/2016*................ BRL    575,000     294,708
        Telefonica Chile SA
         Senior Notes
         3.88% due 10/12/2022.................        700,000     687,189
        Telefonica Emisiones SAU
         Company Guar. Notes
         5.46% due 02/16/2021.................        788,000     848,052
                                                              -----------
                                                                3,078,513
                                                              -----------
      TELEVISION -- 0.0%
        Myriad International Holdings BV
         Company Guar. Notes
         6.38% due 07/28/2017.................        200,000     225,260
                                                              -----------
      THERAPEUTICS -- 0.4%
        Warner Chilcott Co. LLC
         Company Guar. Notes
         7.75% due 09/15/2018.................      2,562,000   2,738,138
                                                              -----------
      TRANSPORT-RAIL -- 0.2%
        Russian Railways via RZD Capital PLC
         Senior Notes
         5.70% due 04/05/2022.................        400,000     441,000
        Russian Railways via RZD Capital PLC
         Senior Notes
         8.30% due 04/02/2019................. RUB 20,000,000     662,859
                                                              -----------
                                                                1,103,859
                                                              -----------
      TRANSPORT-SERVICES -- 0.1%
        Transnet SOC, Ltd.
         Senior Notes
         4.00% due 07/26/2022*................        600,000     574,500
                                                              -----------
      TOTAL FOREIGN CORPORATE BONDS & NOTES
       (cost $94,190,540)                                      94,618,902
                                                              -----------
      FOREIGN GOVERNMENT AGENCIES -- 22.5%
      REGIONAL AUTHORITY -- 0.2%
        Hydro-Quebec
         Government Guar. Notes
         1.38% due 06/19/2017.................        577,000     584,617
        Province of British Columbia
         Senior Notes
         2.85% due 06/15/2015.................        612,000     644,191
                                                              -----------
                                                                1,228,808
                                                              -----------
      SOVEREIGN -- 22.0%
        Arab Republic of Egypt
         Senior Notes
         5.75% due 04/29/2020.................        610,000     515,450
        Arab Republic of Egypt
         Senior Notes
         6.88% due 04/30/2040.................        530,000     410,750

                                               PRINCIPAL     VALUE
                SECURITY DESCRIPTION           AMOUNT**     (NOTE 2)
           ---------------------------------------------------------
           SOVEREIGN (CONTINUED)
             Commonwealth of Australia
              Senior Notes
              4.50% due 10/21/2014.......... AUD   870,000 $  928,784
             Commonwealth of Jamaica
              Senior Notes
              8.00% due 06/24/2019..........       260,000    256,750
             Commonwealth of Jamaica
              Senior Notes
              8.00% due 03/15/2039..........       250,000    220,625
             Dominican Republic
              Senior Notes
              7.50% due 05/06/2021..........       437,000    488,566
             Dominican Republic
              Senior Notes
              8.63% due 04/20/2027..........       600,000    733,500
             Dominican Republic
              Senior Notes
              9.04% due 01/23/2018..........       404,401    450,301
             European Union
              Senior Notes
              3.25% due 04/04/2018.......... EUR   190,000    272,509
             Export Credit Bank of Turkey
              Bonds
              5.38% due 11/04/2016..........       350,000    375,865
             Federal Republic of Nigeria
              Senior Notes
              6.75% due 01/28/2021..........     1,400,000  1,629,250
             Federative Republic of Brazil
              Senior Notes
              4.88% due 01/22/2021..........     1,920,000  2,227,200
             Federative Republic of Brazil
              Senior Notes
              8.75% due 02/04/2025..........       570,000    872,100
             Federative Republic of Brazil
              Bonds
              10.13% due 05/15/2027.........       500,000    860,750
             Federative Republic of Brazil
              Senior Notes
              10.25% due 01/10/2028......... BRL 2,000,000  1,185,624
             Federative Republic of Brazil
              Senior Bonds
              12.50% due 01/05/2022......... BRL 1,700,000  1,129,554
             Government of Australia
              Senior Notes
              5.75% due 05/15/2021.......... AUD 1,880,000  2,292,910
             Government of Canada
              Senior Notes
              0.88% due 02/14/2017..........       527,000    530,584
             Government of Canada
              Bonds
              4.25% due 06/01/2018.......... CAD   300,000    337,508
             Government of Canada
              Bonds
              5.75% due 06/01/2029.......... CAD 2,435,000  3,505,113
             Government of Malaysia
              Notes
              3.31% due 10/31/2017.......... MYR 7,100,000  2,307,972

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION             AMOUNT**      (NOTE 2)
        --------------------------------------------------------------
        FOREIGN GOVERNMENT AGENCIES (CONTINUED)
        SOVEREIGN (CONTINUED)
          Government of New Zealand
           Senior Notes
           6.00% due 04/15/2015.............. NZD  3,500,000 $3,136,808
          Government of Romania
           Senior Notes
           6.75% due 02/07/2022..............        600,000    698,250
          Government of Romania
           Senior Notes
           6.75% due 02/07/2022*.............        420,000    488,775
          Government of Ukraine
           Senior Notes
           7.80% due 11/28/2022*.............      1,250,000  1,265,625
          Kingdom of Morocco
           Senior Notes
           4.25% due 12/11/2022*.............      1,300,000  1,326,650
          Kingdom of Norway
           Bonds
           3.75% due 05/25/2021.............. NOK  7,620,000  1,477,567
          Kingdom of Sweden
           Bonds
           3.50% due 06/01/2022.............. SEK 19,250,000  3,395,529
          Lebanese Republic
           Senior Notes
           5.00% due 10/12/2017..............      1,420,000  1,412,900
          Lebanese Republic
           Senior Notes
           6.60% due 11/27/2026..............      1,712,000  1,737,680
          Lebanese Republic
           Senior Notes
           8.25% due 04/12/2021..............      1,000,000  1,145,000
          Northern Territory Treasury Corp.
           Senior Notes
           5.75% due 11/20/2016.............. AUD  1,200,000  1,345,639
          Oriental Republic of Uruguay
           Senior Notes
           7.63% due 03/21/2036..............        620,000    892,490
          Oriental Republic of Uruguay
           Senior Notes
           7.88% due 01/15/2033..............        580,000    839,260
          Republic of Argentina
           Senior Notes
           2.50% due 12/31/2038(5)...........      1,144,761    357,738
          Republic of Argentina
           Senior Notes
           8.28% due 12/31/2033..............      1,915,866  1,034,567
          Republic of Argentina
           Senior Notes
           8.75% due 06/02/2017..............        440,000    323,400
          Republic of Austria
           Senior Notes
           4.15% due 03/15/2037*............. EUR    310,000    510,136
          Republic of Belarus
           Bonds
           8.75% due 08/03/2015..............        930,000    967,200
          Republic of Belarus
           Senior Notes
           8.95% due 01/26/2018..............        550,000    587,125

                                            PRINCIPAL      VALUE
               SECURITY DESCRIPTION         AMOUNT**      (NOTE 2)
             -----------------------------------------------------
             SOVEREIGN (CONTINUED)
               Republic of Bulgaria
                Bonds
                8.25% due 01/15/2015....   $   1,400,000 $1,569,750
               Republic of Colombia
                Senior Notes
                4.38% due 07/12/2021....       1,650,000  1,845,525
               Republic of Colombia
                Senior Notes
                7.38% due 03/18/2019....         650,000    836,875
               Republic of Colombia
                Senior Notes
                8.13% due 05/21/2024....         790,000  1,137,205
               Republic of Croatia
                Notes
                5.50% due 04/04/2023*...         690,000    686,951
               Republic of Croatia
                Senior Notes
                6.25% due 04/27/2017....         700,000    749,805
               Republic of Croatia
                Senior Notes
                6.38% due 03/24/2021....         470,000    505,485
               Republic of Croatia
                Senior Notes
                6.63% due 07/14/2020....         390,000    424,125
               Republic of Croatia
                Senior Notes
                6.75% due 11/05/2019....         680,000    744,661
               Republic of El Salvador
                Senior Notes
                5.88% due 01/30/2025*...         350,000    366,975
               Republic of El Salvador
                Senior Notes
                7.38% due 12/01/2019....         770,000    913,605
               Republic of El Salvador
                Senior Notes
                7.63% due 02/01/2041....         900,000  1,032,750
               Republic of Hungary
                Senior Notes
                4.13% due 02/19/2018....       1,196,000  1,142,180
               Republic of Hungary
                Senior Notes
                4.75% due 02/03/2015....         400,000    400,600
               Republic of Hungary
                Senior Notes
                6.25% due 01/29/2020....         570,000    582,113
               Republic of Hungary
                Senior Notes
                6.38% due 03/29/2021....         990,000  1,019,700
               Republic of Hungary
                Bonds
                6.50% due 06/24/2019.... HUF 280,000,000  1,220,547
               Republic of Hungary
                Bonds
                6.75% due 02/24/2017.... HUF 150,000,000    663,125
               Republic of Hungary
                Notes
                7.00% due 06/24/2022.... HUF 165,000,000    725,933

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                            PRINCIPAL      VALUE
                SECURITY DESCRIPTION        AMOUNT**      (NOTE 2)
             ------------------------------------------------------
             FOREIGN GOVERNMENT AGENCIES (CONTINUED)
             SOVEREIGN (CONTINUED)
               Republic of Hungary
                Bonds
                7.50% due 10/24/2013.... HUF 210,000,000 $  898,294
               Republic of Hungary
                Senior Notes
                7.63% due 03/29/2041....         752,000    767,040
               Republic of Indonesia
                Bonds
                3.75% due 04/25/2022....         600,000    609,000
               Republic of Indonesia
                Senior Notes
                4.88% due 05/05/2021....       1,010,000  1,105,950
               Republic of Indonesia
                Bonds
                5.25% due 01/17/2042....         900,000    958,500
               Republic of Indonesia
                Senior Notes
                5.88% due 03/13/2020....         400,000    462,000
               Republic of Indonesia
                Senior Notes
                7.75% due 01/17/2038....         300,000    417,900
               Republic of Indonesia
                Senior Notes
                8.50% due 10/12/2035....         390,000    575,250
               Republic of Indonesia
                Senior Notes
                11.63% due 03/04/2019...         850,000  1,232,500
               Republic of Ireland
                Bonds
                4.50% due 04/18/2020.... EUR     510,000    683,033
               Republic of Italy
                Bonds
                5.00% due 03/01/2022.... EUR   1,040,000  1,383,812
               Republic of Ivory Coast
                Senior Notes
                5.75% due 12/31/2032(5).         700,000    647,500
               Republic of Latvia
                Senior Notes
                2.75% due 01/12/2020*...       1,950,000  1,874,925
               Republic of Latvia
                Senior Notes
                5.25% due 06/16/2021....         540,000    606,150
               Republic of Lithuania
                Senior Notes
                5.13% due 09/14/2017....         420,000    465,150
               Republic of Lithuania
                Senior Notes
                6.63% due 02/01/2022....         600,000    735,000
               Republic of Panama
                Senior Notes
                6.70% due 01/26/2036....         850,000  1,132,625
               Republic of Panama
                Senior Notes
                7.13% due 01/29/2026....         620,000    835,140
               Republic of Peru
                Senior Notes
                7.13% due 03/30/2019....         660,000    847,110

                                            PRINCIPAL     VALUE
                SECURITY DESCRIPTION        AMOUNT**     (NOTE 2)
             ----------------------------------------------------
             SOVEREIGN (CONTINUED)
               Republic of Peru
                Senior Notes
                7.35% due 07/21/2025.....   $   957,000 $1,350,805
               Republic of Peru
                Senior Bonds
                7.84% due 08/12/2020..... PEN 2,400,000  1,167,475
               Republic of Peru
                Senior Notes
                8.20% due 08/12/2026..... PEN 1,800,000    971,027
               Republic of Peru
                Senior Notes
                8.75% due 11/21/2033.....       720,000  1,177,200
               Republic of Poland
                Senior Notes
                3.00% due 03/17/2023.....     2,470,000  2,392,195
               Republic of Poland
                Bonds
                4.75% due 04/25/2017..... PLN 9,300,000  3,004,593
               Republic of Poland
                Senior Notes
                5.00% due 03/23/2022.....     1,050,000  1,199,551
               Republic of Poland
                Senior Notes
                5.13% due 04/21/2021.....       540,000    623,700
               Republic of Poland
                Bonds
                5.25% due 10/25/2020..... PLN 6,400,000  2,168,027
               Republic of Poland
                Bonds
                5.50% due 10/25/2019..... PLN 2,000,000    682,418
               Republic of Poland
                Bonds
                5.75% due 09/23/2022..... PLN 2,150,000    754,664
               Republic of Poland
                Bonds
                6.25% due 10/24/2015..... PLN 4,000,000  1,317,705
               Republic of Serbia
                Notes
                6.75% due 11/01/2024(5)..       440,000    441,100
               Republic of Serbia
                Senior Notes
                7.25% due 09/28/2021.....     1,000,000  1,107,500
               Republic of Singapore
                Senior Notes
                2.25% due 06/01/2021..... SGD 1,900,000  1,636,697
               Republic of Slovenia
                Senior Notes
                5.50% due 10/26/2022*....       400,000    383,000
               Republic of Slovenia
                Senior Notes
                5.50% due 10/26/2022.....     1,000,000    957,500
               Republic of South Africa
                Senior Notes
                4.67% due 01/17/2024.....       930,000    995,100
               Republic of South Africa
                Bonds
                5.88% due 05/30/2022.....       200,000    234,500

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                             PRINCIPAL       VALUE
              SECURITY DESCRIPTION           AMOUNT**       (NOTE 2)
          ----------------------------------------------------------
          FOREIGN GOVERNMENT AGENCIES (CONTINUED)
          SOVEREIGN (CONTINUED)
            Republic of South Africa
             Bonds
             6.75% due 03/31/2021........ ZAR    5,000,000 $  548,822
            Republic of South Africa
             Senior Notes
             8.25% due 09/15/2017........ ZAR    6,000,000    707,652
            Republic of South Africa
             Bonds
             10.50% due 12/21/2026....... ZAR    3,800,000    520,620
            Republic of South Africa
             Bonds
             13.50% due 09/15/2015.......    ZAR 8,700,000  1,112,413
            Republic of Sri Lanka
             Senior Notes
             5.88% due 07/25/2022*.......          400,000    415,000
            Republic of Sri Lanka
             Senior Notes
             6.25% due 10/04/2020........          693,000    738,045
            Republic of Sri Lanka
             Senior Notes
             6.25% due 07/27/2021........          770,000    815,231
            Republic of Sri Lanka
             Notes
             7.40% due 01/22/2015........          887,000    944,655
            Republic of the Philippines
             Senior Notes
             4.00% due 01/15/2021........        1,100,000  1,215,500
            Republic of the Philippines
             Senior Notes
             7.75% due 01/14/2031........        1,990,000  2,878,038
            Republic of the Philippines
             Senior Notes
             9.38% due 01/18/2017........          200,000    259,750
            Republic of the Philippines
             Senior Notes
             9.50% due 02/02/2030........          480,000    786,600
            Republic of the Philippines
             Senior Notes
             9.88% due 01/15/2019........          300,000    423,750
            Republic of the Philippines
             Senior Notes
             10.63% due 03/16/2025.......          785,000  1,316,837
            Republic of Turkey
             Senior Notes
             3.25% due 03/23/2023........          750,000    706,875
            Republic of Turkey
             Bonds
             6.00% due 01/14/2041........        1,000,000  1,120,000
            Republic of Turkey
             Senior Notes
             6.88% due 03/17/2036........          405,000    499,163
            Republic of Turkey
             Senior Notes
             7.38% due 02/05/2025........          690,000    881,475
            Republic of Turkey
             Bonds
             8.00% due 01/29/2014........ TRY    2,000,000  1,121,857

                                           PRINCIPAL      VALUE
                SECURITY DESCRIPTION       AMOUNT**      (NOTE 2)
             -----------------------------------------------------
             SOVEREIGN (CONTINUED)
               Republic of Turkey
                Bonds
                9.00% due 01/27/2016.... TRY  3,500,000 $2,062,863
               Republic of Turkey
                Bonds
                9.50% due 01/12/2022.... TRY  1,000,000    642,443
               Republic of Turkey
                Senior Notes
                11.88% due 01/15/2030...      1,340,000  2,445,500
               Republic of Ukraine
                Bonds
                6.75% due 11/14/2017....        970,000    957,875
               Republic of Ukraine
                Senior Notes
                7.95% due 02/23/2021....        460,000    478,860
               Republic of Uruguay
                Notes
                8.00% due 11/18/2022....        817,594  1,139,726
               Republic of Venezuela
                Bonds
                9.00% due 05/07/2023....      1,400,000  1,340,500
               Republic of Venezuela
                Senior Notes
                11.75% due 10/21/2026...        900,000    995,850
               Republic of Venezuela
                Senior Notes
                11.95% due 08/05/2031...        880,000    990,000
               Republic of Venezuela
                Senior Notes
                12.75% due 08/23/2022...      1,300,000  1,516,450
               Russian Federation
                Senior Notes
                3.63% due 04/29/2015....        800,000    835,200
               Russian Federation
                Senior Notes
                4.50% due 04/04/2022....        800,000    871,600
               Russian Federation
                Senior Notes
                5.63% due 04/04/2042....      1,200,000  1,347,000
               Russian Federation
                Senior Notes
                7.50% due 03/31/2030(5).      1,338,765  1,658,395
               Russian Federation
                Bonds
                7.85% due 03/10/2018.... RUB 25,000,000    858,258
               United Mexican States
                Senior Notes
                3.63% due 03/15/2022....      1,720,000  1,827,500
               United Mexican States
                Senior Notes
                4.75% due 03/08/2044....        654,000    678,525
               United Mexican States
                Bonds
                5.00% due 06/15/2017.... MXN 25,000,000  2,059,993
               United Mexican States
                Senior Notes
                5.13% due 01/15/2020....        760,000    889,960

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                    PRINCIPAL       VALUE
              SECURITY DESCRIPTION                  AMOUNT**       (NOTE 2)
  --------------------------------------------------------------------------
  FOREIGN GOVERNMENT AGENCIES (CONTINUED)
  SOVEREIGN (CONTINUED)
    United Mexican States
     Bonds
     7.25% due 12/15/2016........................ MXN 41,910,000 $  3,712,813
    United Mexican States
     Senior Notes Series A
     7.50% due 04/08/2033........................         40,000       57,200
    United Mexican States
     Senior Notes
     8.30% due 08/15/2031........................      1,100,000    1,669,250
                                                                 ------------
                                                                  145,891,594
                                                                 ------------
  SOVEREIGN AGENCY -- 0.3%
    Eskom Holdings SOC, Ltd.
     Senior Notes
     5.75% due 01/26/2021........................        400,000      433,000
    Financing of Infrastructural Projects State
     Enterprise
     Government Guar. Bonds
     7.40% due 04/20/2018........................        930,000      892,800
    Vnesheconombank Via VEB Finance PLC
     Senior Notes
     6.03% due 07/05/2022*.......................        690,000      763,312
                                                                 ------------
                                                                    2,089,112
                                                                 ------------
  TOTAL FOREIGN GOVERNMENT AGENCIES
     (cost $148,996,780).........................                 149,209,514
                                                                 ------------
  U.S. GOVERNMENT AGENCIES -- 10.2%
  FEDERAL HOME LOAN MTG. CORP. -- 3.0%
     2.50% due 01/01/2028........................        505,489      525,852
     3.00% due 08/01/2027........................      2,081,686    2,196,055
     3.00% due 02/01/2043........................      1,497,504    1,541,291
     3.50% due 02/01/2042........................      1,118,688    1,180,639
     3.50% due 03/01/2042........................        607,972      641,925
     3.50% due 04/01/2042........................        600,262      632,002
     3.50% due 08/01/2042........................        971,321    1,032,396
     4.00% due 09/01/2040........................        561,621      596,962
     4.00% due 02/01/2041........................      1,496,372    1,590,534
     4.50% due 02/01/2020........................         41,566       44,416
     4.50% due 08/01/2020........................         53,582       57,255
     4.50% due 01/01/2039........................        103,406      110,623
     5.00% due 09/01/2018........................        109,866      117,642
     5.00% due 07/01/2020........................        190,219      204,157
     5.00% due 01/01/2024........................        193,490      207,184
     5.00% due 02/01/2034........................         89,182       96,814
     5.00% due 05/01/2034........................        101,418      113,235
     5.00% due 02/01/2036........................        492,209      534,460
     5.00% due 07/01/2038........................      1,363,264    1,466,304
     5.00% due 03/01/2039........................        407,113      441,827
     5.00% due 07/01/2040........................        627,289      680,583
     5.50% due 05/01/2037........................        288,908      314,254
     5.50% due 09/01/2037........................        268,116      290,381
     5.50% due 10/01/2037........................      1,000,923    1,084,043
     5.50% due 11/01/2037........................        353,397      393,877
     5.50% due 01/01/2038........................        627,263      681,118
     5.50% due 04/01/2038........................        201,787      218,544
     5.50% due 06/01/2041........................        701,430      761,653
     6.00% due 03/01/2040........................        246,258      269,555
     6.50% due 05/01/2029........................          2,187        2,463

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        FEDERAL HOME LOAN MTG. CORP. (CONTINUED)
           6.50% due 02/01/2035.................. $   72,827 $    83,157
           6.50% due 11/01/2037..................  1,132,432   1,288,488
          Federal Home Loan Mtg. Corp. REMIC
           Series 41, Class F
           10.00% due 05/15/2020(1)..............      2,081       2,194
           Series 1103, Class N IO
           11.57% due 06/15/2021(1)(8)...........      1,874         401
           Series 3572, Class JS FRS
           6.60% due 09/15/2039(1)(8)............  4,951,230     822,478
                                                             -----------
                                                              20,224,762
                                                             -----------
        FEDERAL NATIONAL MTG. ASSOC. -- 6.7%
           2.50% due 03/01/2028..................    994,362   1,034,565
           3.00% due 10/01/2027..................  1,720,864   1,812,177
           3.00% due 11/01/2027..................    785,003     826,657
           3.00% due 03/01/2042..................     86,762      89,560
           3.00% due 06/01/2042..................    769,931     794,759
           3.00% due 12/01/2042..................  1,924,146   1,986,195
           3.50% due 08/01/2027..................    577,795     615,254
           3.50% due 12/01/2041..................  1,532,170   1,618,930
           3.50% due 01/01/2042..................    926,141     978,584
           3.50% due 04/01/2042..................    925,265     977,658
           3.50% due 05/01/2042..................  1,222,416   1,291,635
           3.50% due 07/01/2042..................  1,203,345   1,271,484
           4.00% due 06/01/2039..................    666,831     734,056
           4.00% due 09/01/2040..................  1,479,539   1,578,067
           4.00% due 10/01/2040..................    879,511     938,081
           4.00% due 12/01/2040..................  2,286,147   2,463,752
           4.00% due 03/01/2041..................  1,236,512   1,318,856
           4.00% due 08/01/2041..................  1,596,189   1,702,984
           4.00% due 11/01/2041..................    905,433     966,012
           4.50% due 06/01/2019..................     81,221      87,538
           4.50% due 11/01/2022..................    178,924     192,839
           4.50% due 06/01/2023..................     94,098     101,269
           4.50% due 10/01/2024..................    401,570     432,109
           4.50% due 03/01/2025..................    555,170     597,391
           4.50% due 05/01/2025..................    455,007     489,611
           4.50% due 01/01/2039..................  1,009,843   1,088,180
           4.50% due 07/01/2040..................  1,436,592   1,570,928
           4.50% due 08/01/2040..................  1,925,330   2,113,655
           4.50% due 07/01/2041..................  1,991,274   2,149,477
           4.50% due 10/01/2041..................  2,708,556   2,923,745
           5.00% due 06/01/2019..................     54,751      59,154
           5.00% due 01/01/2023..................     35,287      38,086
           5.00% due 03/01/2034..................     80,821      87,914
           5.00% due 04/01/2035..................  1,384,205   1,505,698
           5.00% due 05/01/2035..................     52,759      57,426
           5.00% due 05/01/2040..................    260,200     284,095
           5.00% due 07/01/2040..................    822,511     903,442
           5.00% due 08/01/2040..................    969,006   1,064,352
           5.50% due 11/01/2019..................    366,721     401,556
           5.50% due 08/01/2020..................     92,910     101,735
           5.50% due 11/01/2022..................    129,644     141,959
           5.50% due 08/01/2023..................     94,158     103,102
           5.50% due 06/01/2038..................    147,226     161,538
           6.00% due 02/01/2032..................     11,416      12,791
           6.00% due 05/01/2034..................      5,801       6,469
           6.00% due 10/01/2034..................    138,058     152,769

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES (CONTINUED)
        FEDERAL NATIONAL MTG. ASSOC. (CONTINUED)
           6.00% due 07/01/2037.................. $  541,674 $   594,041
           6.00% due 10/01/2037..................     49,908      54,726
           6.00% due 11/01/2037..................    476,554     522,626
           6.00% due 11/01/2038..................    852,962     935,424
           6.00% due 04/01/2040..................    412,389     452,419
           6.00% due 06/01/2040..................    567,372     622,224
           6.50% due 02/01/2035..................     40,221      47,588
           6.50% due 09/01/2037..................    224,045     251,447
           6.50% due 10/01/2037..................    179,196     202,090
           6.50% due 10/01/2038..................    866,273     968,647
           6.50% due 02/01/2039..................    110,075     123,083
           7.50% due 01/01/2030..................      1,649       1,721
           7.50% due 09/01/2030..................      1,656       1,779
           8.00% due 11/01/2028..................      8,705      10,482
           13.00% due 11/15/2015.................         49          49
          Federal National Mtg. Assoc. REMIC
           Series 2010-112, Class AB
            4.00% due 11/25/2035(1)..............    127,239     127,255
           Series 1989-2, Class D
            8.80% due 01/25/2019(1)..............     12,841      14,452
           Series 1989-17, Class E
            10.40% due 04/25/2019(1).............        270         281
                                                             -----------
                                                              44,758,428
                                                             -----------
        GOVERNMENT NATIONAL MTG. ASSOC. -- 0.4%
           5.00% due 04/15/2040..................  2,333,981   2,585,321
                                                             -----------
        SOVEREIGN AGENCY -- 0.1%
          Tennessee Valley Authority
           Senior Notes
           3.50% due 12/15/2042..................    443,000     427,099
                                                             -----------
        TOTAL U.S. GOVERNMENT AGENCIES
         (cost $65,880,641)                                   67,995,610
                                                             -----------
        U.S. GOVERNMENT TREASURIES -- 0.8%
        UNITED STATES TREASURY BONDS -- 0.1%
           3.00% due 05/15/2042..................    793,000     776,396
                                                             -----------
        UNITED STATES TREASURY NOTES -- 0.7%
           0.25% due 02/28/2014..................    358,000     358,294
           0.50% due 07/31/2017..................    314,000     312,209
           0.63% due 05/31/2017..................    235,000     235,294
           0.63% due 08/31/2017..................    365,000     364,629
           0.75% due 10/31/2017..................     56,000      56,162
           0.75% due 02/28/2018..................    781,000     780,817
           1.00% due 03/31/2017..................    242,000     246,216
           1.38% due 11/30/2015..................    105,000     107,904
           1.88% due 06/30/2015..................    750,000     776,777
           2.00% due 01/31/2016..................    120,000     125,578
           2.00% due 02/15/2022..................    100,000     102,805
           2.00% due 02/15/2023..................    340,000     344,303
           2.38% due 08/31/2014..................    700,000     721,356
                                                             -----------
                                                               4,532,344
                                                             -----------
        TOTAL U.S. GOVERNMENT TREASURIES
         (cost $5,367,425)                                     5,308,740
                                                             -----------

                                                    SHARES/
                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       LOANS (10)(15)(16) -- 0.6%
       CASINO HOTELS -- 0.2%
         Tropicana Entertainment
          BTL
          5.50% due 03/16/2018.................... $  990,000 $1,002,375
         Twin River Management Group, Inc.
          BTL
          1.00% due 09/27/2018....................    272,963    275,579
                                                              ----------
                                                               1,277,954
                                                              ----------
       COMMUNICATIONS SOFTWARE -- 0.1%
         CompuCom Systems, Inc.
          BTL
          10.25% due 10/01/2019...................    800,000    820,000
                                                              ----------
       GAMBLING (NON-HOTEL) -- 0.0%
         Northfield Park Associates
          BTL
          9.00% due 10/23/2018....................    262,500    269,719
                                                              ----------
       MEDICAL-DRUGS -- 0.0%
         Triax Pharmaceuticals LLC
          Escrow Loan
          16.50% due 08/30/2011+(9)...............  1,720,938          0
                                                              ----------
       MEDICAL-HOSPITALS -- 0.0%
         Ardent Health
          BTL
          6.75% due 03/15/2018....................    239,400    243,889
                                                              ----------
       OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.1%
         Sabine Oil & Gas, LLC
          BTL
          8.75% due 12/31/2018....................    647,315    667,543
                                                              ----------
       PHARMACY SERVICES -- 0.2%
         Aptalis Pharma, Inc.
          BTL
          5.50% due 02/17/2017....................  1,089,000  1,099,890
                                                              ----------
       TOTAL LOANS
        (cost $4,234,404)                                      4,378,995
                                                              ----------
       MUNICIPAL BONDS & NOTES -- 0.3%
         Ohio State University
          Revenue Bonds
          4.80% due 06/01/2111....................    616,000    654,463
         Port Authority of New York & New Jersey
          Revenue Bonds
          4.50% due 10/01/2062....................    725,000    723,992
         Port Authority of New York & New Jersey
          Revenue Bonds
          4.90% due 10/01/2051....................    554,000    614,824
                                                              ----------
       TOTAL MUNICIPAL BONDS & NOTES
        (cost $1,888,886)                                      1,993,279
                                                              ----------
       COMMON STOCK -- 0.0%
       MEDICAL-DRUGS -- 0.0%
         Triax Pharmaceuticals LLC+(9)(10)(11)
          (cost $0)...............................    128,418          0
                                                              ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                     SHARES/
                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     PREFERRED STOCK -- 0.2%
     BANKS-COMMERCIAL -- 0.2%
       City National Corp.
        Series C
        5.50%......................................   14,337  $    356,991
       Zions Bancorporation FRS
        Series G
        6.30%......................................   25,725       688,144
                                                              ------------
                                                                 1,045,135
                                                              ------------
     FINANCE-INVESTMENT BANKER/BROKER -- 0.0%
       Lehman Brothers Holdings Capital Trust VII
        Escrow Security
        0.00%+(10).................................  222,000            22
                                                              ------------
     FINANCE-MORTGAGE LOAN/BANKER -- 0.0%
       Federal Home Loan Mtg. Corp. FRS
        Series Z
        8.38%......................................   11,300        37,516
                                                              ------------
     INSURANCE-PROPERTY/CASUALTY -- 0.0%
       Hanover Insurance Group, Inc.
        6.35%......................................    1,405        36,066
                                                              ------------
     MEDICAL-DRUGS -- 0.0%
       Triax Pharmaceuticals LLC
        Class C+(9)(10)............................   39,177             0
                                                              ------------
     SAVINGS & LOANS/THRIFTS -- 0.0%
       Astoria Financial Corp.
        Series C
        6.50%......................................    3,775        94,300
                                                              ------------
     TOTAL PREFERRED STOCK
      (cost $1,303,459)                                          1,213,039
                                                              ------------
     WARRANTS + -- 0.0%
     OIL-FIELD SERVICES -- 0.0%
       Green Field Energy Services, Inc.
        Expires 11/15/2021*........................    1,065        53,250
                                                              ------------
     PUBLISHING-PERIODICALS -- 0.0%
       Reader's Digest Assoc., Inc.
        Expires 02/19/2014(9)(10)..................    6,739             0
                                                              ------------
     TELEVISION -- 0.0%
       ION Media Networks, Inc.
        Expires 12/18/2016
        (strike price $500.00)(9)(10)(17)..........      330       115,500
       ION Media Networks, Inc.
        Expires 12/18/2016
        (strike price $687.00)(9)(10)(17)..........      325        65,000
                                                              ------------
                                                                   180,500
                                                              ------------
     TOTAL WARRANTS
        (cost $6,978)..............................                233,750
                                                              ------------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $641,174,380)........................            654,051,829
                                                              ------------

                                                 PRINCIPAL     VALUE
                SECURITY DESCRIPTION             AMOUNT**     (NOTE 2)
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENT SECURITIES -- 0.6%
        TIME DEPOSITS -- 0.6%
          Euro Time Deposit with State Street
           Bank and Trust Co.
           0.01% due 04/01/2013
           (cost $3,806,000)................... $3,806,000  $  3,806,000
                                                            ------------
        REPURCHASE AGREEMENT -- 0.5%
          State Street Bank and Trust Co.
           Joint Repurchase Agreement(19)
           (cost $3,387,000)...................  3,387,000     3,387,000
                                                            ------------
        TOTAL INVESTMENTS
           (cost $648,367,380)(20).............       99.5%  661,244,829
        Other assets less liabilities..........        0.5     3,255,267
                                                ----------  ------------
        NET ASSETS                                   100.0% $664,500,096
                                                ==========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2013, the aggregate value of these securities was $184,242,830 representing 27.7% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
**   Denominated in United States Dollars unless otherwise indicated.
+    Non-income producing security
(1)  Collateralized Mortgage Obligation
(2)  Commercial Mortgage Backed Security
(3)  Perpetual maturity -- maturity date reflects the next call date.
(4) PIK ("Payment-in-Kind") security -- Income may be paid in additional securities or cash at the discretion of the issuer.
(5) "Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(6)  Security in default of principal and interest at maturity.
(7)  Company has filed for Chapter 7 bankruptcy.
(8)  Interest Only
(9) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(10) Illiquid security. At March 31, 2013, the aggregate value of these securities was $4,876,749 representing 0.7% of net assets.
(11) Consists of more than one type of securities traded together as a unit.
(12) Security in default
(13) Company has filed for Chapter 11 bankruptcy protection.
(14) Company has filed for bankruptcy protection in country of issuance.
(15) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(16) Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

(17) Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
     2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2013, the SunAmerica Strategic Bond Fund held the following restricted securities:

                                  PRINCIPAL                       VALUE   % OF
                      ACQUISITION  AMOUNT/  ACQUISITION            PER    NET
NAME                     DATE      SHARES      COST      VALUE    SHARE  ASSETS
----                  ----------- --------- ----------- -------- ------- ------
ION Media
  Networks, Inc.
 Expires 12/18/2016
 (strike price
 $500.00)
  Warrant............ 03/15/2011     330        $--     $115,500 $350.00  0.00%

ION Media
 Networks, Inc.
 Expires 12/18/2016
 (strike price
 $687.00)
  Warrant............ 03/15/2011     325         --       65,000  200.00  0.00
                                                        --------          ----
                                                        $180,500          0.00%
                                                        ========          ====

(18) Security currently paying interest/dividends in the form of additional securities.
(19) See Note 2 for details of Joint Repurchase Agreements.
(20) See Note 5 for cost of investments on a tax basis.
BTL  -- Bank Term Loan
REMIC-- Real Estate Mortgage Investment Conduit
FRS  -- Floating Rate Security
VRS  -- Variable Rate Security

The rates shown on FRS and VRS are the current rates at March 31, 2013 and unless noted otherwise the dates are the original maturity dates.

AUD --Australian Dollar
BRL --Brazilian Real
CAD --Canadian Dollar
COP --Columbian Peso
EUR -- Euro
HUF  --Hungarian Forint
MXN --Mexican Peso
MYR --Malaysian Ringgit
NOK --Norwegian Krone
NZD --New Zealand Dollar
PEN --Peruvian Nuevo Sol
PLN --Polish Zloty
RUB --Russian Ruble
SEK --Swedish Krona
SGD --Singapore Dollar
TRY --New Turkish Lira
ZAR --South African Rand

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2013 (see Note 2):

                                      LEVEL 1 --UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
-                                     -------------------- ----------------- --------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Asset Backed Securities............      $       --        $ 14,858,569         $       --       $ 14,858,569
  U.S. Corporate Bonds & Notes:
   Electric-Generation...............              --           1,988,900            411,041          2,399,941
   Electric-Integrated...............              --           4,879,943            487,601          5,367,544
   Gambling (Non-Hotel)..............              --                  --            317,044            317,044
   Non-Ferrous Metals................              --                  --                  0                  0
   Recycling.........................              --                  --                124                124
   Rubber/Plastic Products...........              --                  --                  0                  0
   Other Industries*.................              --         306,156,778                 --        306,156,778
  Foreign Corporate Bonds & Notes:
   Banks-Commercial..................              --          14,083,237          1,531,431         15,614,668
   Independent Power Producers.......              --             542,500                  0            542,500
   Special Purpose Entities..........              --             944,955                  0            944,955
   Other Industries*.................              --          77,516,779                 --         77,516,779
  Foreign Government Agencies:
   Sovereign.........................              --         145,891,594                 --        145,891,594
   Other Government Agencies*........              --           3,317,920                 --          3,317,920
  U.S. Government Agencies:
   Federal National Mtg. Assoc.......              --          44,758,428                 --         44,758,428
   Other Government Agencies*........              --          23,237,182                 --         23,237,182
  U.S. Government Treasuries.........              --           5,308,740                 --          5,308,740
  Loans:
   Medical-Drugs.....................              --                  --                  0                  0
   Other Industries*.................              --           4,378,995                 --          4,378,995
  Municipal Bond & Notes.............              --           1,993,279                 --          1,993,279
  Common Stock.......................              --                  --                  0                  0
  Preferred Stock:
   Finance-Investment Banker/Broker..              --                  22                 --                 22
   Medical-Drugs.....................              --                  --                  0                  0
   Other Industries*.................       1,213,017                  --                 --          1,213,017
  Warrants:
   Oil-Field Services................              --              53,250                 --             53,250
   Other Industries*.................              --                  --            180,500            180,500
Short Term Investment Securities:
   Time Deposits.....................              --           3,806,000                 --          3,806,000
Repurchase Agreement.................              --           3,387,000                 --          3,387,000
                                           ----------        ------------         ----------       ------------
Total................................      $1,213,017        $657,104,071         $2,927,741       $661,244,829
                                           ==========        ============         ==========       ============

--------
* Sum of all other industries or government agencies each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry or government agency classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                  Oil Companies-Exploration & Production. 6.5%
                  Cable/Satellite TV..................... 6.1
                  Medical-Hospitals...................... 4.5
                  Cellular Telecom....................... 4.1
                  Paper & Related Products............... 3.1
                  Satellite Telecom...................... 2.8
                  Pipelines.............................. 2.6
                  Building-Residential/Commercial........ 2.6
                  Diversified Banking Institutions....... 2.5
                  Data Processing/Management............. 2.3
                  Telephone-Integrated................... 2.1
                  Telecom Services....................... 2.1
                  Banks-Commercial....................... 2.0
                  Chemicals-Diversified.................. 2.0
                  Television............................. 2.0
                  Theaters............................... 1.9
                  Aerospace/Defense-Equipment............ 1.9
                  Coal................................... 1.7
                  Electric-Generation.................... 1.4
                  Electric-Integrated.................... 1.4
                  Transport-Marine....................... 1.4
                  Casino Hotels.......................... 1.4
                  Diversified Financial Services......... 1.4
                  Electronic Components-Semiconductors... 1.2
                  Building Products-Wood................. 1.2
                  Finance-Consumer Loans................. 1.2
                  Food-Misc./Diversified................. 1.2
                  Investment Management/Advisor Services. 1.0
                  Retail-Propane Distribution............ 1.0
                  Insurance-Multi-line................... 0.9
                  Building & Construction Products-Misc.. 0.9
                  Rental Auto/Equipment.................. 0.9
                  Banks-Mortgage......................... 0.9
                  Computer Services...................... 0.9
                  Auto/Truck Parts & Equipment-Original.. 0.9
                  Real Estate Management/Services........ 0.9
                  Medical Products....................... 0.9
                  Office Automation & Equipment.......... 0.9
                  Machinery-Farming...................... 0.8
                  Medical Information Systems............ 0.8
                  Retail-Arts & Crafts................... 0.8
                  Chemicals-Plastics..................... 0.8
                  Casino Services........................ 0.8
                  Enterprise Software/Service............ 0.8
                  Funeral Services & Related Items....... 0.8
                  Commercial Services.................... 0.8
                  Medical-Outpatient/Home Medical........ 0.8
                  Retail-Discount........................ 0.7
                  Shipbuilding........................... 0.7
                  X-Ray Equipment........................ 0.7
                  Retail-Regional Department Stores...... 0.7
                  Finance-Other Services................. 0.7
                  Gambling (Non-Hotel)................... 0.7
                  Repurchase Agreements.................. 0.6
                  Diversified Manufacturing Operations... 0.6
                  Finance-Auto Loans..................... 0.6
                  Chemicals-Specialty.................... 0.6
                  Applications Software.................. 0.5
                  Diversified Minerals................... 0.5
                  Web Hosting/Design..................... 0.5

                     Retail-Home Furnishings........  0.5%
                     Independent Power Producers....  0.5
                     Finance-Leasing Companies......  0.4
                     Real Estate Investment Trusts..  0.4
                     Oil & Gas Drilling.............  0.4
                     Finance-Mortgage Loan/Banker...  0.4
                     Pharmacy Services..............  0.4
                     Multimedia.....................  0.4
                     Rubber-Tires...................  0.4
                     Computers-Integrated Systems...  0.3
                     Resorts/Theme Parks............  0.3
                     Hotels/Motels..................  0.3
                     Telecommunication Equipment....  0.3
                     Containers-Metal/Glass.........  0.3
                     Non-Hazardous Waste Disposal...  0.2
                     Dialysis Centers...............  0.2
                     Wireless Equipment.............  0.2
                     Building Products-Cement.......  0.2
                     Internet Connectivity Services.  0.2
                     Advertising Sales..............  0.2
                     Medical-Biomedical/Gene........  0.2
                     Travel Services................  0.2
                     Retail-Perfume & Cosmetics.....  0.2
                     Retail-Leisure Products........  0.2
                     E-Commerce/Services............  0.2
                     Radio..........................  0.2
                     Agricultural Chemicals.........  0.2
                     Diagnostic Kits................  0.1
                     Agricultural Operations........  0.1
                     Medical-Drugs..................  0.1
                     Motion Pictures & Services.....  0.1
                     Aerospace/Defense..............  0.1
                     Building & Construction-Misc...  0.1
                     Home Furnishings...............  0.1
                                                     ----
                                                     98.6%
                                                     ====

                      CREDIT QUALITY ALLOCATION+#
                              Baa.................   1.2%
                              Ba..................  36.7
                              B...................  38.5
                              Caa.................  17.1
                              Not Rated@..........   6.5
                                                   -----
                                                   100.0%
                                                   =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     CONVERTIBLE BONDS & NOTES -- 2.1%
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.4%
       KB Home
        Company Guar. Notes
        1.38% due 02/01/2019........................ $  412,000 $  452,943
                                                                ----------
     ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.4%
       Micron Technology, Inc.
        Senior Notes
        1.63% due 02/15/2033*.......................    226,000    258,770
       Micron Technology, Inc.
        Senior Notes
        2.13% due 02/15/2033*.......................    190,000    215,175
       ON Semiconductor Corp.
        Company Guar. Notes
        2.63% due 12/15/2026........................     16,000     18,130
                                                                ----------
                                                                   492,075
                                                                ----------
     MEDICAL-BIOMEDICAL/GENE -- 0.2%
       Exelixis, Inc.
        Senior Sub. Notes
        4.25% due 08/15/2019........................    255,000    253,406
                                                                ----------
     MEDICAL-DRUGS -- 0.1%
       Savient Pharmaceuticals, Inc.
        Senior Notes
        4.75% due 02/01/2018........................    745,000    178,334
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.0%
       Chesapeake Energy Corp.
        Company Guar. Notes
        2.50% due 05/15/2037........................  1,241,000  1,174,990
                                                                ----------
     TOTAL CONVERTIBLE BONDS & NOTES
        (cost $2,610,336)...........................             2,551,748
                                                                ----------
     U.S. CORPORATE BONDS & NOTES -- 78.0%
     ADVERTISING SALES -- 0.2%
       Lamar Media Corp.
        Company Guar. Notes
        5.88% due 02/01/2022........................    240,000    259,800
                                                                ----------
     AEROSPACE/DEFENSE -- 0.1%
       Esterline Technologies Corp.
        Company Guar. Notes
        7.00% due 08/01/2020........................     85,000     93,819
                                                                ----------
     AEROSPACE/DEFENSE-EQUIPMENT -- 1.9%
       B/E Aerospace, Inc.
        Senior Notes
        6.88% due 10/01/2020........................    815,000    901,594
       TransDigm, Inc.
        Company Guar. Notes
        5.50% due 10/15/2020*.......................    235,000    244,988
       TransDigm, Inc.
        Company Guar. Notes
        7.75% due 12/15/2018........................  1,025,000  1,124,937
                                                                ----------
                                                                 2,271,519
                                                                ----------
     AGRICULTURAL CHEMICALS -- 0.2%
       CF Industries, Inc.
        Company Guar. Notes
        6.88% due 05/01/2018........................    165,000    197,695
                                                                ----------
     AGRICULTURAL OPERATIONS -- 0.1%
       American Rock Salt Co., LLC/
        American Rock Capital Corp.
        Sec. Notes
        8.25% due 05/01/2018*.......................    191,000    181,450
                                                                ----------

                                                         PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                   AMOUNT**   (NOTE 2)
   -------------------------------------------------------------------------
   APPLICATIONS SOFTWARE -- 0.5%
     Emdeon, Inc.
      Company Guar. Notes
      11.00% due 12/31/2019............................. $550,000  $  633,875
                                                                   ----------
   AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.9%
     Tenneco, Inc.
      Company Guar. Notes
      7.75% due 08/15/2018..............................  145,000     159,500
     TRW Automotive, Inc.
      Company Guar. Notes
      7.25% due 03/15/2017*.............................  795,000     919,219
                                                                   ----------
                                                                    1,078,719
                                                                   ----------
   BANKS-COMMERCIAL -- 1.2%
     CIT Group, Inc.
      Senior Notes
      5.25% due 03/15/2018..............................  406,000     438,480
     CIT Group, Inc.
      Senior Notes
      5.38% due 05/15/2020..............................  550,000     603,625
     CIT Group, Inc.
      Senior Notes
      5.50% due 02/15/2019*.............................  430,000     471,925
                                                                   ----------
                                                                    1,514,030
                                                                   ----------
   BANKS-MORTGAGE -- 0.9%
     Provident Funding Associates LP/PFG Finance Corp.
      Senior Sec. Notes
      10.25% due 04/15/2017*............................  970,000   1,081,550
                                                                   ----------
   BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.9%
     Associated Materials LLC/AMH New Finance, Inc.
      Senior Sec. Notes
      9.13% due 11/01/2017..............................   35,000      37,362
     Gibraltar Industries, Inc.
      Company Guar. Notes
      6.25% due 02/01/2021*.............................  150,000     159,000
     Nortek, Inc.
      Company Guar. Notes
      8.50% due 04/15/2021*.............................  210,000     232,575
     Nortek, Inc.
      Company Guar. Notes
      8.50% due 04/15/2021..............................  600,000     666,000
     Ply Gem Industries, Inc.
      Company Guar. Notes
      9.38% due 04/15/2017..............................   65,000      71,500
                                                                   ----------
                                                                    1,166,437
                                                                   ----------
   BUILDING & CONSTRUCTION-MISC. -- 0.1%
     Weekley Homes LLC/Weekley Finance Corp.
      Senior Notes
      6.00% due 02/01/2023*.............................   85,000      87,550
                                                                   ----------
   BUILDING PRODUCTS-WOOD -- 1.0%
     Masco Corp.
      Senior Notes
      6.13% due 10/03/2016..............................  265,000     295,926

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)


                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    BUILDING PRODUCTS-WOOD (CONTINUED)
      Masco Corp.
       Senior Notes
       7.13% due 03/15/2020.......................... $  710,000 $  828,867
      Masco Corp.
       Senior Notes
       7.75% due 08/01/2029..........................    110,000    123,814
                                                                 ----------
                                                                  1,248,607
                                                                 ----------
    BUILDING-RESIDENTIAL/COMMERCIAL -- 2.2%
      K Hovnanian Enterprises, Inc.
       Sec. Notes
       9.13% due 11/15/2020*.........................    341,000    379,789
      KB Home
       Company Guar. Notes
       7.50% due 09/15/2022..........................    255,000    286,237
      KB Home
       Company Guar. Notes
       8.00% due 03/15/2020..........................    681,000    784,852
      Lennar Corp.
       Company Guar. Notes
       4.75% due 11/15/2022*.........................    890,000    872,200
      Pulte Homes, Inc.
       Company Guar. Notes
       6.38% due 05/15/2033..........................    135,000    135,675
      Ryland Group, Inc.
       Company Guar. Notes
       5.38% due 10/01/2022..........................    175,000    178,938
                                                                 ----------
                                                                  2,637,691
                                                                 ----------
    CABLE/SATELLITE TV -- 4.7%
      CCO Holdings LLC/CCO Holdings
       Capital Corp.
       Company Guar. Notes
       5.25% due 09/30/2022..........................    960,000    943,200
      CCO Holdings LLC/CCO Holdings
       Capital Corp.
       Company Guar. Notes
       6.63% due 01/31/2022..........................    580,000    622,050
      CCO Holdings LLC/CCO Holdings
       Capital Corp.
       Company Guar. Notes
       7.38% due 06/01/2020..........................    570,000    631,987
      CSC Holdings LLC
       Senior Notes
       6.75% due 11/15/2021..........................    495,000    555,019
      DISH DBS Corp.
       Company Guar. Notes
       5.00% due 03/15/2023*.........................    520,000    511,550
      DISH DBS Corp.
       Company Guar. Notes
       6.75% due 06/01/2021..........................  1,875,000  2,081,250
      Harron Communications LP/Harron Finance Corp.
       Senior Notes
       9.13% due 04/01/2020*.........................    330,000    366,300
                                                                 ----------
                                                                  5,711,356
                                                                 ----------

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      ------------------------------------------------------------------
      CASINO HOTELS -- 1.4%
        Caesars Entertainment Operating Co., Inc.
         Senior Sec. Notes
         8.50% due 02/15/2020...................... $  500,000 $  493,750
        Caesars Entertainment Operating Co., Inc.
         Senior Sec. Notes
         11.25% due 06/01/2017.....................    550,000    585,063
        Wynn Las Vegas LLC/Wynn Las
         Vegas Capital Corp.
         1st. Mtg. Notes
         5.38% due 03/15/2022......................    570,000    597,787
                                                               ----------
                                                                1,676,600
                                                               ----------
      CASINO SERVICES -- 0.5%
        Greektown Superholdings, Inc.
         Sec. Notes, Series A
         13.00% due 07/01/2015.....................    620,000    664,950
        Greektown, Inc. LLC
         Escrow Notes
         10.75% due 12/01/2013+(1)(2)..............    489,000          0
                                                               ----------
                                                                  664,950
                                                               ----------
      CELLULAR TELECOM -- 4.0%
        MetroPCS Wireless, Inc.
         Company Guar. Notes
         6.63% due 11/15/2020......................    645,000    674,025
        MetroPCS Wireless, Inc.
         Company Guar. Notes
         7.88% due 09/01/2018......................    770,000    841,225
        NII Capital Corp.
         Company Guar. Notes
         7.63% due 04/01/2021......................    520,000    374,400
        NII Capital Corp.
         Company Guar. Notes
         8.88% due 12/15/2019......................    380,000    285,950
        Sprint Nextel Corp.
         Company Guar. Notes
         7.00% due 03/01/2020*.....................    395,000    460,175
        Sprint Nextel Corp.
         Company Guar. Notes
         9.00% due 11/15/2018*.....................    910,000  1,124,987
        Syniverse Holdings, Inc.
         Company Guar. Notes
         9.13% due 01/15/2019......................  1,000,000  1,097,500
                                                               ----------
                                                                4,858,262
                                                               ----------
      CHEMICALS-DIVERSIFIED -- 0.9%
        Celanese US Holdings LLC
         Company Guar. Notes
         6.63% due 10/15/2018......................    395,000    427,094
        Momentive Performance Materials, Inc.
         Senior Sec. Notes
         8.88% due 10/15/2020......................    275,000    283,250
        Momentive Performance Materials, Inc.
         Sec. Notes
         9.00% due 01/15/2021......................    471,000    353,250
                                                               ----------
                                                                1,063,594
                                                               ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)


                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     CHEMICALS-PLASTICS -- 0.8%
       Hexion US Finance Corp.
        Senior Sec. Notes
        6.63% due 04/15/2020......................... $  230,000 $  230,575
       Hexion US Finance Corp./Hexion
        Nova Scotia Finance ULC
        Senior Sec. Notes
        8.88% due 02/01/2018.........................    390,000    403,650
       Hexion US Finance Corp./Hexion
        Nova Scotia Finance ULC
        Sec. Notes
        9.00% due 11/15/2020.........................    355,000    337,250
                                                                 ----------
                                                                    971,475
                                                                 ----------
     CHEMICALS-SPECIALTY -- 0.6%
       Ferro Corp.
        Senior Notes
        7.88% due 08/15/2018.........................    675,000    700,313
                                                                 ----------
     COAL -- 1.3%
       Peabody Energy Corp.
        Company Guar. Notes
        6.00% due 11/15/2018.........................    875,000    929,687
       Peabody Energy Corp.
        Company Guar. Notes
        6.50% due 09/15/2020.........................    641,000    682,665
                                                                 ----------
                                                                  1,612,352
                                                                 ----------
     COMMERCIAL SERVICES -- 0.8%
       Iron Mountain, Inc.
        Company Guar. Notes
        5.75% due 08/15/2024.........................    380,000    379,525
       Iron Mountain, Inc.
        Company Guar. Notes
        7.75% due 10/01/2019.........................    500,000    555,625
                                                                 ----------
                                                                    935,150
                                                                 ----------
     COMPUTER SERVICES -- 0.9%
       SunGard Data Systems, Inc.
        Company Guar. Notes
        6.63% due 11/01/2019*........................    180,000    185,850
       SunGard Data Systems, Inc.
        Company Guar. Notes
        7.38% due 11/15/2018.........................    556,000    594,920
       SunGard Data Systems, Inc.
        Company Guar. Notes
        7.63% due 11/15/2020.........................    275,000    298,031
                                                                 ----------
                                                                  1,078,801
                                                                 ----------
     COMPUTERS-INTEGRATED SYSTEMS -- 0.3%
       NCR Corp.
        Company Guar. Notes
        4.63% due 02/15/2021*........................    405,000    402,975
                                                                 ----------
     DATA PROCESSING/MANAGEMENT -- 2.3%
       Fidelity National Information Services, Inc.
        Company Guar. Notes
        5.00% due 03/15/2022.........................    345,000    366,131
       First Data Corp.
        Senior Sec. Notes
        7.38% due 06/15/2019*........................  1,115,000  1,186,081

                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     DATA PROCESSING/MANAGEMENT (CONTINUED)
       First Data Corp.
        Sec. Notes
        8.25% due 01/15/2021*........................ $  934,000 $  971,360
       First Data Corp.
        Sec. Notes
        8.75% due 01/15/2022*(3).....................    285,000    301,388
                                                                 ----------
                                                                  2,824,960
                                                                 ----------
     DIAGNOSTIC KITS -- 0.1%
       Alere, Inc.
        Company Guar. Notes
        9.00% due 05/15/2016.........................    175,000    183,969
                                                                 ----------
     DIALYSIS CENTERS -- 0.2%
       Fresenius Medical Care U.S. Finance II, Inc.
        Company Guar. Notes
        5.63% due 07/31/2019*........................    200,000    219,500
       Fresenius Medical Care U.S. Finance, Inc.
        Company Guar. Notes
        6.50% due 09/15/2018*........................     65,000     74,100
                                                                 ----------
                                                                    293,600
                                                                 ----------
     DIVERSIFIED BANKING INSTITUTIONS -- 1.1%
       Ally Financial, Inc.
        Sub. Notes
        8.00% due 12/31/2018.........................    270,000    322,987
       Ally Financial, Inc.
        Company Guar. Notes
        8.00% due 03/15/2020.........................    875,000  1,085,000
                                                                 ----------
                                                                  1,407,987
                                                                 ----------
     DIVERSIFIED FINANCIAL SERVICES -- 0.6%
       Community Choice Financial, Inc.
        Senior Sec. Notes
        10.75% due 05/01/2019........................    725,000    686,938
                                                                 ----------
     DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
       JM Huber Corp.
        Senior Notes
        9.88% due 11/01/2019*........................    675,000    764,438
                                                                 ----------
     E-COMMERCE/SERVICES -- 0.2%
       IAC/InterActiveCorp.
        Company Guar. Notes
        4.75% due 12/15/2022*........................    235,000    229,713
                                                                 ----------
     ELECTRIC-GENERATION -- 1.4%
       AES Corp.
        Senior Notes
        8.00% due 10/15/2017.........................  1,490,000  1,752,612
                                                                 ----------
     ELECTRIC-INTEGRATED -- 0.4%
       DPL, Inc.
        Senior Notes
        7.25% due 10/15/2021.........................    300,000    318,000
       Texas Competitive Electric Holdings
        Co. LLC/TCEH Finance, Inc.
        Senior Sec. Notes
        11.50% due 10/01/2020*.......................    295,000    220,513
                                                                 ----------
                                                                    538,513
                                                                 ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)


                                                     PRINCIPAL   VALUE
                   SECURITY DESCRIPTION              AMOUNT**   (NOTE 2)
       ------------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.8%
         Freescale Semiconductor, Inc.
          Company Guar. Notes
          8.05% due 02/01/2020...................... $305,000  $  322,538
         Freescale Semiconductor, Inc.
          Senior Sec. Notes
          9.25% due 04/15/2018*.....................  535,000     587,162
         Freescale Semiconductor, Inc.
          Company Guar. Notes
          10.75% due 08/01/2020.....................  111,000     125,985
                                                               ----------
                                                                1,035,685
                                                               ----------
       ENTERPRISE SOFTWARE/SERVICE -- 0.8%
         Infor US, Inc.
          Company Guar. Notes
          9.38% due 04/01/2019......................  426,000     482,977
         Infor US, Inc.
          Company Guar. Notes
          11.50% due 07/15/2018.....................  394,000     462,950
                                                               ----------
                                                                  945,927
                                                               ----------
       FINANCE-AUTO LOANS -- 0.6%
         Credit Acceptance Corp.
          Senior Sec. Notes
          9.13% due 02/01/2017......................  685,000     744,938
                                                               ----------
       FINANCE-CONSUMER LOANS -- 1.2%
         SLM Corp.
          Senior Notes
          8.00% due 03/25/2020......................  211,000     244,760
         SLM Corp.
          Senior Notes
          8.45% due 06/15/2018......................  484,000     573,540
         TMX Finance LLC/TitleMax Finance Corp.
          Senior Sec. Notes
          13.25% due 07/15/2015.....................  580,000     635,100
                                                               ----------
                                                                1,453,400
                                                               ----------
       FINANCE-LEASING COMPANIES -- 0.4%
         Air Lease Corp.
          Senior Notes
          6.13% due 04/01/2017......................  475,000     514,188
                                                               ----------
       FINANCE-MORTGAGE LOAN/BANKER -- 0.4%
         Ladder Capital Finance Holdings LLP
          Senior Notes
          7.38% due 10/01/2017*.....................  470,000     491,150
                                                               ----------
       FINANCE-OTHER SERVICES -- 0.7%
         CNH Capital LLC
          Company Guar. Notes
          6.25% due 11/01/2016......................  185,000     204,425
         Nationstar Mortgage LLC/Nationstar
          Capital Corp.
          Company Guar. Notes
          6.50% due 07/01/2021*.....................  610,000     635,925
                                                               ----------
                                                                  840,350
                                                               ----------
       FOOD-MISC./DIVERSIFIED -- 0.5%
         ARAMARK Corp.
          Company Guar. Notes
          5.75% due 03/15/2020*.....................  580,000     593,050
                                                               ----------

                                                      PRINCIPAL   VALUE
                   SECURITY DESCRIPTION               AMOUNT**   (NOTE 2)
      --------------------------------------------------------------------
      FUNERAL SERVICES & RELATED ITEMS -- 0.8%
        Service Corp. International
         Senior Notes
         7.63% due 10/01/2018........................ $802,000  $  941,348
                                                                ----------
      GAMBLING (NON-HOTEL) -- 0.5%
        Isle of Capri Casinos, Inc.
         Company Guar. Notes
         8.88% due 06/15/2020........................  515,000     560,063
                                                                ----------
      HOME FURNISHINGS -- 0.1%
        Tempur-Pedic International, Inc.
         Company Guar. Notes
         6.88% due 12/15/2020*.......................   75,000      80,063
                                                                ----------
      HOTEL/MOTELS -- 0.3%
        Choice Hotels International, Inc.
         Company Guar. Notes
         5.75% due 07/01/2022........................  285,000     316,350
                                                                ----------
      INDEPENDENT POWER PRODUCERS -- 0.5%
        Calpine Corp.
         Senior Sec. Notes
         7.50% due 02/15/2021*.......................  554,000     608,015
                                                                ----------
      INSURANCE-MULTI-LINE -- 0.5%
        Hartford Financial Services Group, Inc. FRS
         Jr. Sub. Debentures
         8.13% due 06/15/2038........................  560,000     664,300
                                                                ----------
      INTERNET CONNECTIVITY SERVICES -- 0.2%
        Zayo Group LLC/Zayo Capital, Inc.
         Senior Sec. Notes
         8.13% due 01/01/2020........................  135,000     151,200
        Zayo Group LLC/Zayo Capital, Inc.
         Company Guar. Notes
         10.13% due 07/01/2020.......................   95,000     111,863
                                                                ----------
                                                                   263,063
                                                                ----------
      INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.0%
        Nuveen Investments, Inc.
         Senior Notes
         9.13% due 10/15/2017*.......................  555,000     573,037
        Nuveen Investments, Inc.
         Senior Notes
         9.50% due 10/15/2020*.......................  590,000     616,550
                                                                ----------
                                                                 1,189,587
                                                                ----------
      MACHINERY-FARMING -- 0.8%
        Case New Holland, Inc.
         Company Guar. Notes
         7.88% due 12/01/2017........................  870,000   1,017,900
                                                                ----------
      MEDICAL INFORMATION SYSTEMS -- 0.8%
        IMS Health, Inc.
         Senior Notes
         12.50% due 03/01/2018*......................  840,000   1,008,000
                                                                ----------
      MEDICAL PRODUCTS -- 0.9%
        Biomet, Inc.
         Company Guar. Notes
         6.50% due 08/01/2020*.......................  275,000     291,844
        Biomet, Inc.
         Company Guar. Notes
         6.50% due 10/01/2020*.......................  745,000     765,953
                                                                ----------
                                                                 1,057,797
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        MEDICAL-HOSPITALS -- 4.5%
          CHS/Community Health Systems, Inc.
           Senior Sec. Notes
           5.13% due 08/15/2018.................. $  320,000 $  335,200
          HCA Holdings, Inc.
           Senior Notes
           6.25% due 02/15/2021..................    360,000    383,850
          HCA, Inc.
           Senior Sec. Notes
           6.50% due 02/15/2020..................  2,030,000  2,290,094
          HCA, Inc.
           Senior Notes
           7.50% due 11/15/2095..................    380,000    342,000
          HCA, Inc.
           Senior Sec. Notes
           7.88% due 02/15/2020..................    550,000    607,750
          Health Management Associates, Inc.
           Company Guar. Notes
           7.38% due 01/15/2020..................    555,000    609,112
          Tenet Healthcare Corp.
           Senior Sec. Notes
           4.50% due 04/01/2021*.................    100,000     98,000
          Tenet Healthcare Corp.
           Senior Sec. Notes
           6.25% due 11/01/2018..................    770,000    854,700
                                                             ----------
                                                              5,520,706
                                                             ----------
        MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.8%
          Radiation Therapy Services, Inc.
           Sec. Notes
           8.88% due 01/15/2017..................    415,000    404,625
          Radiation Therapy Services, Inc.
           Company Guar. Notes
           9.88% due 04/15/2017..................    836,000    518,320
                                                             ----------
                                                                922,945
                                                             ----------
        MOTION PICTURES & SERVICES -- 0.1%
          NAI Entertainment Holdings LLC
           Senior Sec. Notes
           8.25% due 12/15/2017*.................    153,000    166,005
                                                             ----------
        MULTIMEDIA -- 0.4%
          NBCUniversal Enterprise, Inc.
           Jr. Sub. Notes
           5.25% due 03/19/2021*(15).............    445,000    449,699
                                                             ----------
        NON-FERROUS METALS -- 0.0%
          Renco Metals, Inc.
           Company Guar. Notes
           11.50% due 07/01/2003+(1)(2)(5)(11)...  2,150,000          0
                                                             ----------
        NON-HAZARDOUS WASTE DISPOSAL -- 0.2%
          Casella Waste Systems, Inc.
           Company Guar. Notes
           7.75% due 02/15/2019..................    320,000    304,800
                                                             ----------
        OFFICE AUTOMATION & EQUIPMENT -- 0.9%
          CDW LLC/CDW Finance Corp.
           Company Guar. Notes
           8.50% due 04/01/2019..................    941,000  1,050,391
                                                             ----------

                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                  AMOUNT**   (NOTE 2)
    -----------------------------------------------------------------------
    OIL COMPANIES-EXPLORATION & PRODUCTION -- 4.7%
      Antero Resources Finance Corp.
       Company Guar. Notes
       6.00% due 12/01/2020*........................... $350,000  $  365,750
      Antero Resources Finance Corp.
       Company Guar. Notes
       7.25% due 08/01/2019............................  310,000     335,963
      Antero Resources Finance Corp.
       Company Guar. Notes
       9.38% due 12/01/2017............................  535,000     580,475
      Continental Resources, Inc.
       Company Guar. Notes
       5.00% due 09/15/2022............................  330,000     350,625
      Denbury Resources, Inc.
       Company Guar. Notes
       4.63% due 07/15/2023............................  525,000     506,625
      Endeavour International Corp.
       Senior Sec. Notes
       12.00% due 03/01/2018...........................  565,000     543,812
      EP Energy LLC
       Senior Notes
       9.38% due 05/01/2020............................  964,000   1,113,420
      EP Energy LLC/Everest Acquisition Finance, Inc.
       Senior Sec. Notes
       6.88% due 05/01/2019............................   50,000      54,750
      EPE Holdings LLC/EP Energy Bond Co., Inc.
       Senior Notes
       8.88% due 12/15/2017*(3)........................  270,000     283,500
      Newfield Exploration Co.
       Senior Notes
       5.75% due 01/30/2022............................  320,000     342,400
      Plains Exploration & Production Co.
       Company Guar. Notes
       6.75% due 02/01/2022............................  280,000     311,850
      Range Resources Corp.
       Company Guar. Notes
       6.75% due 08/01/2020............................  355,000     390,500
      Rosetta Resources, Inc.
       Company Guar. Notes
       9.50% due 04/15/2018............................  505,000     556,762
                                                                  ----------
                                                                   5,736,432
                                                                  ----------
    PAPER & RELATED PRODUCTS -- 0.8%
      Boise Cascade LLC/Boise Cascade
       Finance Corp.
       Company Guar. Notes
       6.38% due 11/01/2020*...........................  170,000     180,412
      Clearwater Paper Corp.
       Company Guar. Notes
       4.50% due 02/01/2023*...........................   90,000      88,200
      Clearwater Paper Corp.
       Company Guar. Notes
       7.13% due 11/01/2018............................  160,000     174,000
      Neenah Paper, Inc.
       Company Guar. Notes
       7.38% due 11/15/2014............................  393,000     393,982
      PH Glatfelter Co.
       Company Guar. Notes
       5.38% due 10/15/2020............................  105,000     109,988
                                                                  ----------
                                                                     946,582
                                                                  ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     PHARMACY SERVICES -- 0.4%
       BioScrip, Inc.
        Company Guar. Notes
        10.25% due 10/01/2015....................... $  440,000 $  464,200
                                                                ----------
     PIPELINES -- 2.6%
       El Paso LLC
        Senior Sec. Notes
        6.50% due 09/15/2020........................    545,000    602,118
       El Paso LLC
        Senior Sec. Notes
        7.00% due 06/15/2017........................    785,000    897,826
       Energy Transfer Equity LP
        Senior Sec. Notes
        7.50% due 10/15/2020........................    681,000    784,852
       Kinder Morgan Finance Co. LLC
        Senior Sec. Notes
        6.00% due 01/15/2018*.......................    535,000    592,040
       MarkWest Energy Partners LP/MarkWest Energy
        Finance Corp.
        Company Guar. Notes
        6.25% due 06/15/2022........................    283,000    304,932
                                                                ----------
                                                                 3,181,768
                                                                ----------
     RADIO -- 0.2%
       Sirius XM Radio, Inc.
        Company Guar. Notes
        5.25% due 08/15/2022*.......................    200,000    204,500
                                                                ----------
     REAL ESTATE INVESTMENT TRUSTS -- 0.4%
       Felcor Lodging LP
        Senior Sec. Notes
        5.63% due 03/01/2023*.......................    140,000    142,625
       Felcor Lodging LP
        Senior Sec. Notes
        6.75% due 06/01/2019........................    330,000    358,050
                                                                ----------
                                                                   500,675
                                                                ----------
     REAL ESTATE MANAGEMENT/SERVICES -- 0.9%
       CBRE Services, Inc.
        Company Guar. Notes
        5.00% due 03/15/2023........................    590,000    596,637
       Realogy Group LLC
        Senior Sec. Notes
        7.63% due 01/15/2020*.......................    418,000    471,295
                                                                ----------
                                                                 1,067,932
                                                                ----------
     RECYCLING -- 0.0%
       Aleris International, Inc.
        Escrow Notes
        9.00% due 12/15/2014+(1)(2).................  2,145,000         81
                                                                ----------
     RENTAL AUTO/EQUIPMENT -- 0.9%
       HDTFS, Inc.
        Company Guar. Notes
        6.25% due 10/15/2022........................    140,000    151,900
       Hertz Corp.
        Company Guar. Notes
        5.88% due 10/15/2020........................    215,000    226,825
       United Rentals North America, Inc.
        Sec. Notes
        5.75% due 07/15/2018........................    100,000    108,375

                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                AMOUNT**   (NOTE 2)
      -------------------------------------------------------------------
      RENTAL AUTO/EQUIPMENT (CONTINUED)
        United Rentals North America, Inc.
         Company Guar. Notes
         7.38% due 05/15/2020........................ $325,000  $  360,750
        United Rentals North America, Inc.
         Company Guar. Notes
         7.63% due 04/15/2022........................  225,000     251,437
                                                                ----------
                                                                 1,099,287
                                                                ----------
      RESORT/THEME PARKS -- 0.3%
        Cedar Fair LP
         Company Guar. Notes
         5.25% due 03/15/2021*.......................  350,000     347,813
                                                                ----------
      RETAIL-ARTS & CRAFTS -- 0.8%
        Michaels Stores, Inc.
         Company Guar. Notes
         7.75% due 11/01/2018........................  905,000     988,712
                                                                ----------
      RETAIL-DISCOUNT -- 0.7%
        99 Cents Only Stores
         Company Guar. Notes
         11.00% due 12/15/2019.......................  775,000     889,313
                                                                ----------
      RETAIL-HOME FURNISHINGS -- 0.5%
        GRD Holdings III Corp.
         Senior Sec. Notes
         10.75% due 06/01/2019*......................  585,000     614,981
                                                                ----------
      RETAIL-LEISURE PRODUCTS -- 0.2%
        Party City Holdings, Inc.
         Senior Notes
         8.88% due 08/01/2020*.......................  210,000     230,475
                                                                ----------
      RETAIL-PERFUME & COSMETICS -- 0.2%
        Sally Holdings LLC/Sally Capital, Inc.
         Company Guar. Notes
         5.75% due 06/01/2022........................  235,000     245,281
                                                                ----------
      RETAIL-PROPANE DISTRIBUTION -- 1.0%
        AmeriGas Finance LLC/AmeriGas Finance Corp.
         Company Guar. Notes
         6.75% due 05/20/2020........................  240,000     261,000
        AmeriGas Finance LLC/AmeriGas Finance Corp.
         Company Guar. Notes
         7.00% due 05/20/2022........................  425,000     462,187
        Ferrellgas LP/Ferrellgas Finance Corp.
         Senior Notes
         6.50% due 05/01/2021........................  442,000     456,365
                                                                ----------
                                                                 1,179,552
                                                                ----------
      RETAIL-REGIONAL DEPARTMENT STORES -- 0.7%
        JC Penney Corp., Inc.
         Senior Notes
         5.65% due 06/01/2020........................  275,000     222,406
        JC Penney Corp., Inc.
         Senior Notes
         6.38% due 10/15/2036........................  210,000     157,500
        JC Penney Corp., Inc.
         Senior Notes
         7.13% due 11/15/2023........................   80,000      75,600
        JC Penney Corp., Inc.
         Senior Notes
         7.40% due 04/01/2037........................  445,000     354,887

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         ------------------------------------------------------------
         U.S. CORPORATE BONDS & NOTES (CONTINUED)
         RETAIL-REGIONAL DEPARTMENT STORES (CONTINUED)
           JC Penney Corp., Inc.
            Senior Notes
            7.95% due 04/01/2017................ $   45,000 $   42,413
                                                            ----------
                                                               852,806
                                                            ----------
         RUBBER-TIRES -- 0.4%
           Continental Rubber of America Corp.
            Senior Sec. Notes
            4.50% due 09/15/2019*...............    430,000    439,675
                                                            ----------
         RUBBER/PLASTIC PRODUCTS -- 0.0%
           Venture Holdings Co. LLC
            Escrow Notes
            11.00% due 06/01/2007+(1)(2)........    550,000          0
                                                            ----------
         SATELLITE TELECOM -- 1.1%
           DigitalGlobe, Inc.
            Company Guar. Notes
            5.25% due 02/01/2021*...............    575,000    571,406
           Hughes Satellite Systems Corp.
            Senior Sec. Notes
            6.50% due 06/15/2019................    750,000    823,125
                                                            ----------
                                                             1,394,531
                                                            ----------
         SHIPBUILDING -- 0.7%
           Huntington Ingalls Industries, Inc.
            Company Guar. Notes
            6.88% due 03/15/2018................    455,000    494,812
           Huntington Ingalls Industries, Inc.
            Company Guar. Notes
            7.13% due 03/15/2021................    361,000    392,588
                                                            ----------
                                                               887,400
                                                            ----------
         TELECOM SERVICES -- 0.3%
           GCI, Inc.
            Senior Notes
            6.75% due 06/01/2021................    255,000    239,063
           Level 3 Communications, Inc.
            Senior Notes
            8.88% due 06/01/2019*...............     90,000     98,325
                                                            ----------
                                                               337,388
                                                            ----------
         TELEPHONE-INTEGRATED -- 2.1%
           Level 3 Financing, Inc.
            Company Guar. Notes
            7.00% due 06/01/2020*...............    149,000    156,077
           Level 3 Financing, Inc.
            Company Guar. Notes
            8.13% due 07/01/2019................     66,000     72,600
           Level 3 Financing, Inc.
            Company Guar. Notes
            8.63% due 07/15/2020................  1,075,000  1,198,625
           Windstream Corp.
            Company Guar. Notes
            6.38% due 08/01/2023*...............    145,000    143,913
           Windstream Corp.
            Company Guar. Notes
            7.75% due 10/15/2020................    930,000  1,009,050
                                                            ----------
                                                             2,580,265
                                                            ----------

                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        TELEVISION -- 1.5%
          Gray Television, Inc.
           Company Guar. Notes
           7.50% due 10/01/2020................... $  595,000 $  635,162
          Sinclair Television Group, Inc.
           Sec. Notes
           9.25% due 11/01/2017*..................    540,000    585,225
          Univision Communications, Inc.
           Senior Sec. Notes
           6.75% due 09/15/2022*..................    520,000    561,600
                                                              ----------
                                                               1,781,987
                                                              ----------
        THEATERS -- 1.9%
          AMC Entertainment, Inc.
           Company Guar. Notes
           8.75% due 06/01/2019...................  1,065,000  1,168,837
          AMC Entertainment, Inc.
           Company Guar. Notes
           9.75% due 12/01/2020...................    315,000    363,431
          Cinemark USA, Inc.
           Company Guar. Notes
           5.13% due 12/15/2022*..................    105,000    105,525
          Regal Cinemas Corp.
           Company Guar. Notes
           8.63% due 07/15/2019...................    325,000    360,344
          Regal Entertainment Group
           Senior Notes
           5.75% due 02/01/2025...................     78,000     76,635
          Regal Entertainment Group
           Company Guar. Notes
           9.13% due 08/15/2018...................    215,000    241,338
                                                              ----------
                                                               2,316,110
                                                              ----------
        TRANSPORT-MARINE -- 1.4%
          ACL I Corp.
           Senior Notes
           11.38% due 02/15/2016(3)(4)............    836,718    878,554
          Marquette Transportation Co./Marquette
           Transportation Finance Corp.
           Sec. Notes
           10.88% due 01/15/2017..................    785,000    839,950
                                                              ----------
                                                               1,718,504
                                                              ----------
        WEB HOSTING/DESIGN -- 0.5%
          Equinix, Inc.
           Senior Notes
           4.88% due 04/01/2020...................     35,000     35,263
          Equinix, Inc.
           Senior Notes
           5.38% due 04/01/2023...................    200,000    202,500
          Equinix, Inc.
           Senior Notes
           7.00% due 07/15/2021...................    350,000    388,500
                                                              ----------
                                                                 626,263
                                                              ----------
        WIRELESS EQUIPMENT -- 0.2%
          SBA Communications Corp.
           Senior Notes
           5.63% due 10/01/2019*..................    280,000    288,050
                                                              ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       X-RAY EQUIPMENT -- 0.6%
         Hologic, Inc.
          Senior Notes
          2.00% due 03/01/2042................... $  625,000 $   654,687
         Hologic, Inc.
          Company Guar. Notes
          6.25% due 08/01/2020...................     70,000      74,463
                                                             -----------
                                                                 729,150
                                                             -----------
       TOTAL U.S. CORPORATE BONDS & NOTES
          (cost $92,842,383).....................             95,200,733
                                                             -----------
       FOREIGN CONVERTIBLE BONDS & NOTES -- 0.2%
       BUILDING PRODUCTS-CEMENT -- 0.2%
         Cemex SAB de CV
          Sub. Notes
          3.75% due 03/15/2018
          (cost $276,891)........................    206,000     278,873
                                                             -----------
       FOREIGN CORPORATE BONDS & NOTES -- 11.0%
       BANKS-COMMERCIAL -- 0.8%
         LBG Capital No.1 PLC
          Bank Guar. Notes
          7.88% due 11/01/2020*..................    920,000   1,001,880
                                                             -----------
       BUILDING PRODUCTS-WOOD -- 0.2%
         Ainsworth Lumber Co., Ltd.
          Senior Sec. Notes
          7.50% due 12/15/2017*..................    220,000     239,800
                                                             -----------
       CABLE/SATELLITE TV -- 1.1%
         Nara Cable Funding, Ltd.
          Senior Sec. Notes
          8.88% due 12/01/2018*..................    490,000     513,275
         Unitymedia Hessen GmbH & Co. KG
          Senior Sec. Notes
          5.50% due 01/15/2023*..................    780,000     801,450
                                                             -----------
                                                               1,314,725
                                                             -----------
       CELLULAR TELECOM -- 0.1%
         NII International Telecom Sarl
          Company Guar. Notes
          11.38% due 08/15/2019*.................    135,000     141,075
                                                             -----------
       CHEMICALS-DIVERSIFIED -- 1.1%
         Ineos Finance PLC
          Senior Sec. Notes
          7.50% due 05/01/2020*..................    210,000     228,637
         Ineos Group Holdings SA
          Sec. Notes
          8.50% due 02/15/2016*..................  1,140,000   1,157,100
                                                             -----------
                                                               1,385,737
                                                             -----------
       CONTAINERS-METAL/GLASS -- 0.3%
         Ardagh Packaging Finance PLC/Ardagh MP
          Holdings USA, Inc.
          Senior Notes
          7.00% due 11/15/2020*..................    290,000     297,975
                                                             -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 0.5%
         Royal Bank of Scotland Group PLC
          Sub. Notes
          6.13% due 12/15/2022...................    235,000     243,060
         UBS AG
          Sub. Notes
          7.63% due 08/17/2022...................    320,000     357,588
                                                             -----------
                                                                 600,648
                                                             -----------

                                                     PRINCIPAL     VALUE
                SECURITY DESCRIPTION                 AMOUNT**     (NOTE 2)
    ----------------------------------------------------------------------
    DIVERSIFIED MINERALS -- 0.5%
      FMG Resources August 2006 Pty, Ltd.
       Company Guar. Notes
       7.00% due 11/01/2015*.......................   $  605,000 $  633,738
                                                                 ----------
    GAMBLING (NON-HOTEL) -- 0.2%
      Great Canadian Gaming Corp.
       Company Guar. Notes
       6.63% due 07/25/2022*....................... CAD  265,000    271,458
                                                                 ----------
    INDEPENDENT POWER PRODUCERS -- 0.0%
      AES Drax Energy, Ltd.
       Senior Sec. Notes
       11.50% due 08/30/2010+(1)(2)(6)(11).........    4,460,000          0
                                                                 ----------
    METAL PROCESSORS & FABRICATION -- 0.0%
      International Utility Structures
       Escrow Notes
       10.75% due 02/01/2008+(1)(2)................    2,150,000          0
                                                                 ----------
    OIL & GAS DRILLING -- 0.4%
      Seadrill, Ltd.
       Senior Notes
       5.63% due 09/15/2017*.......................      495,000    499,950
                                                                 ----------
    OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.8%
      Harvest Operations Corp.
       Company Guar. Notes
       6.88% due 10/01/2017........................      640,000    715,200
      MEG Energy Corp.
       Company Guar. Notes
       6.38% due 01/30/2023*.......................      220,000    228,800
                                                                 ----------
                                                                    944,000
                                                                 ----------
    PAPER & RELATED PRODUCTS -- 1.0%
      Cascades, Inc.
       Company Guar. Notes
       7.88% due 01/15/2020........................      305,000    327,875
      Fibria Overseas Finance, Ltd.
       Company Guar. Notes
       7.50% due 05/04/2020*.......................      802,000    892,626
                                                                 ----------
                                                                  1,220,501
                                                                 ----------
    SATELLITE TELECOM -- 1.7%
      Intelsat Jackson Holdings SA
       Company Guar. Notes
       7.25% due 04/01/2019........................      900,000    983,250
      Intelsat Luxembourg SA
       Company Guar. Notes
       6.75% due 06/01/2018*.......................       85,000     87,550
      Intelsat Luxembourg SA
       Company Guar. Notes
       7.75% due 06/01/2021*.......................      755,000    768,212
      Intelsat Luxembourg SA
       Company Guar. Notes
       11.50% due 02/04/2017.......................      219,000    232,578
                                                                 ----------
                                                                  2,071,590
                                                                 ----------
    SPECIAL PURPOSE ENTITY -- 0.0%
      Hellas Telecommunications Luxembourg II FRS
       Sub. Notes
       6.03% due 01/15/2015*+(1)(2)(6)(7)..........    1,025,000          0
                                                                 ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     TELECOM SERVICES -- 1.8%
       Altice Financing SA
        Senior Sec. Notes
        7.88% due 12/15/2019*....................... $  350,000 $   381,640
       Altice Finco SA
        Senior Notes
        9.88% due 12/15/2020*.......................    255,000     285,600
       UPCB Finance VI, Ltd.
        Senior Sec. Notes
        6.88% due 01/15/2022*.......................    875,000     951,562
       Wind Acquisition Finance SA
        Sec. Notes
        11.75% due 07/15/2017*......................    510,000     540,600
                                                                -----------
                                                                  2,159,402
                                                                -----------
     TELEVISION -- 0.3%
       Videotron, Ltd.
        Company Guar. Notes
        5.00% due 07/15/2022........................    405,000     411,075
                                                                -----------
     TRAVEL SERVICES -- 0.2%
       Carlson Wagonlit BV
        Senior Sec. Notes
        6.88% due 06/15/2019*.......................    236,000     246,030
                                                                -----------
     TOTAL FOREIGN CORPORATE BONDS & NOTES
        (cost $18,110,848)..........................             13,439,584
                                                                -----------
     LOANS(2)(8)(9) -- 2.1%
     BEVERAGES-NON-ALCOHOLIC -- 0.0%
       Le-Natures, Inc.
        Escrow Loan
        9.36% due 03/01/2011+(1)....................  1,200,000           0
                                                                -----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.0%
       TOUSA, Inc.
        BTL
        12.25% due 8/15/2013+(1)(3)(7)(10)..........  1,977,412           0
                                                                -----------
     CABLE/SATELLITE TV -- 0.3%
       Kabel Deutschland V&S GMBH
        BTL
        4.25% due 02/01/2019........................    370,000     372,346
                                                                -----------
     COAL -- 0.4%
       Arch Coal, Inc.
        BTL, 2/nd/ Lien
        5.75% due 05/01/2018........................    530,989     540,546
                                                                -----------
     ELECTRIC-INTEGRATED -- 1.0%
       Texas Competitive Electric Holdings Co. LLC
        BTL
        4.73% due 10/10/2017........................  1,622,835   1,156,262
                                                                -----------
     MEDICAL-DRUGS -- 0.0%
       Triax Pharmaceuticals LLC
        Escrow Loan
        16.50% due 08/30/2011+(1)...................  1,720,938           0
                                                                -----------
     TELECOMMUNICATION EQUIPMENT -- 0.3%
       Alcatel-Lucent USA, Inc.
        BTL
        5.25% due 08/01/2016........................    210,000     213,347
       Alcatel-Lucent USA, Inc.
        BTL
        5.25% due 01/30/2019........................     99,750     101,485
                                                                -----------
                                                                    314,832
                                                                -----------

                                                       SHARES/
                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                AMOUNT**   (NOTE 2)
      -------------------------------------------------------------------
      X-RAY EQUIPMENT -- 0.1%
        Hologic, Inc.
         BTL
         4.50% due 07/19/2019........................ $149,250  $  151,504
                                                                ----------
      TOTAL LOANS
         (cost $4,992,742)...........................            2,535,490
                                                                ----------
      COMMON STOCK -- 2.0%
      BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
        Masonite Worldwide Holdings, Inc.+...........      692      30,967
                                                                ----------
      CASINO SERVICES -- 0.0%
        Greektown, Inc.+(1)(2).......................      370           0
                                                                ----------
      FOOD-MISC./DIVERSIFIED -- 0.7%
        Wornick Co.+(1)(2)...........................    7,270     791,049
                                                                ----------
      MEDICAL-DRUGS -- 0.0%
        Triax Pharmaceuticals LLC+(1)(2)(12).........  128,418           0
                                                                ----------
      MULTIMEDIA -- 0.0%
        Haights Cross Communication, Inc.+(1)(2).....   19,388           0
                                                                ----------
      PAPER & RELATED PRODUCTS -- 1.3%
        Caraustar Industries, Inc.+(1)(2)............       73   1,620,461
                                                                ----------
      TOTAL COMMON STOCK
         (cost $2,586,741)...........................            2,442,477
                                                                ----------
      MEMBERSHIP INTEREST CERTIFICATES -- 0.3%
      CASINO SERVICES -- 0.3%
        Herbst Gaming, Inc.+(2)(13)
         (cost $232,720).............................   23,439     304,707
                                                                ----------
      PREFERRED STOCK -- 2.1%
      DIVERSIFIED BANKING INSTITUTIONS -- 0.9%
        GMAC Capital Trust I FRS
         8.13%.......................................   39,000   1,060,800
                                                                ----------
      DIVERSIFIED FINANCIAL SERVICES -- 0.8%
        Citigroup Capital XIII FRS
         7.88%.......................................   34,000     972,060
                                                                ----------
      INSURANCE-MULTI-LINE -- 0.4%
        Hartford Financial Services Group, Inc. FRS
         7.88%.......................................   18,000     541,800
                                                                ----------
      MEDICAL-DRUGS -- 0.0%
        Triax Pharmaceuticals LLC, Class C+(1)(2)....   39,177           0
                                                                ----------
      TOTAL PREFERRED STOCK
         (cost $2,345,345)...........................            2,574,660
                                                                ----------
      WARRANTS+ -- 0.2%
      BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
        Masonite Worldwide Holdings, Inc.
         Expires 05/20/2014
         (strike price $55.31)(2)(14)................    3,355      12,581
        Masonite Worldwide Holdings, Inc.
         Expires 05/20/2016
         (strike price $55.31)(2)(14)................    2,517       7,551
                                                                ----------
                                                                    20,132
                                                                ----------
      PUBLISHING-PERIODICALS -- 0.0%
        Reader's Digest Assoc., Inc.
         Expires 02/19/2014(1)(2)....................    3,250           0
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

                                                 SHARES/
                                                PRINCIPAL    VALUE
                 SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
         -------------------------------------------------------------
         WARRANTS+ (CONTINUED)
         TELEVISION -- 0.2%
           ION Media Networks, Inc.
            Expires 12/18/2016
            (strike price $500.00)(1)(2)(13)... $    332  $    116,200
           ION Media Networks, Inc.
            Expires 12/18/2016
            (strike price $687.00)(1)(2)(13)...      328        65,600
                                                          ------------
                                                               181,800
                                                          ------------
         TOTAL WARRANTS
            (cost $3,365)......................                201,932
                                                          ------------
         TOTAL LONG-TERM INVESTMENT SECURITIES
            (cost $124,001,371)................            119,530,204
                                                          ------------
         REPURCHASE AGREEMENTS -- 0.6%
           Bank of America Securities LLC
            Joint Repurchase Agreement(16)..... $120,000       120,000
           Barclays Capital PLC
            Joint Repurchase Agreement(16).....  220,000       220,000
           BNP Paribas SA
            Joint Repurchase Agreement(16).....  120,000       120,000
           Deutsche Bank AG
            Joint Repurchase Agreement(16).....   20,000        20,000
           Royal Bank of Scotland
            Joint Repurchase Agreement(16).....  165,000       165,000
           UBS Securities LLC
            Joint Repurchase Agreement(16).....  140,000       140,000
                                                          ------------
         TOTAL REPURCHASE AGREEMENTS
            (cost $785,000)....................                785,000
                                                          ------------
         TOTAL INVESTMENTS --
            (cost $124,786,371)(17)............     98.6%  120,315,204
         Other assets less liabilities.........      1.4     1,733,181
                                                --------  ------------
         NET ASSETS --                             100.0% $122,048,385
                                                ========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2013, the aggregate value of these securities was $35,727,919 representing 29.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Denominated in United States dollars unless otherwise indicated.
+  Non-income producing security
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2)Illiquid security. At March 31, 2013, the aggregate value of these securities was $5,453,720 representing 4.5% of net assets.
(3)PIK ("Payment-in-Kind") security -- Income may be paid in additional securities or cash at the discretion of the issuer.
(4)Security currently paying interest/dividends in the form of additional securities.
(5)Company has filed for Chapter 7 bankruptcy.
(6)Company has filed for bankruptcy protection in country of issuance.
(7)Security in default
(8)The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(9)Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(10)Company has filed for Chapter 11 bankruptcy protection.
(11)Security in default of interest and principal at maturity.
(12)Consists of more than one type of securities traded together as a unit.
(13)Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
    2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2013, the SunAmerica High Yield Bond Fund held the following restricted securities:

                                  PRINCIPAL                       VALUE   % OF
                      ACQUISITION  AMOUNT/  ACQUISITION            PER    NET
 NAME                    DATE      SHARES      COST      VALUE    SHARE  ASSETS
 ----                 ----------- --------- ----------- -------- ------- ------
 Herbst Gaming, Inc.
  Membership
  Interest
  Certificate........ 03/26/2008   $23,439   $232,720   $304,707 $ 13.00  0.25%

 ION Media
  Networks, Inc.
  Expires
  12/18/2016
  (strike price
  $500.00)
  Warrant............ 03/01/2011       332         --    116,200  350.00  0.10

 ION Media
  Networks, Inc.
  Expires
  12/18/2016
  (strike price
  $687.00)
  Warrant............ 11/11/2010       327         --
                      03/01/2011         1         --
                                   -------   --------
                                       328         --     65,600  200.00  0.05
                                                        --------          ----
                                                        $486,507          0.40%
                                                        ========          ====

(14) Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(15) Perpetual maturity -- maturity date reflects the next call date.
(16) See Note 2 for details of Joint Repurchase Agreements.
(17) See Note 5 for cost of investments on a tax basis.
BTL --Bank Term Loan
FRS --Floating Rate Securities

The rates shown on FRS are the current interest rates at March 31, 2013 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                    CONTRACT   IN EXCHANGE  DELIVERY   UNREALIZED   UNREALIZED
   COUNTERPARTY    TO DELIVER      FOR        DATE    APPRECIATION DEPRECIATION
 -----------------
 Barclays Bank PLC CAD 265,000 USD 259,122 04/22/2013     $--        $(1,627)
                                                          ===        =======

CAD --Canadian Dollar
USD --United States Dollar

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2013 (see Note 2):

                                                           LEVEL 1 --UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS
-                                                          -------------------- ----------------- ---------------------
ASSETS:
Long-Term Investment Securities:
  Convertible Bonds & Notes...............................      $       --        $  2,551,748         $       --
  U.S. Corporate Bonds & Notes:
   Casino Services........................................              --             664,950                  0
   Non-Ferrous Metals.....................................              --                  --                  0
   Recycling..............................................              --                  --                 81
   Rubber/Plastic Products................................              --                  --                  0
   Other Industries*......................................              --          94,535,702                 --
  Foreign Convertible Bonds & Notes.......................              --             278,873                 --
  Foreign Corporate Bonds & Notes:
   Independent Power Producers............................              --                  --                  0
   Metal Processors & Fabrication.........................              --                  --                  0
   Special Purpose Entity.................................              --                  --                  0
   Other Industries*......................................              --          13,439,584                 --
  Loans:
   Beverages-Non-alcoholic................................              --                  --                  0
   Building-Residential/Commercial........................              --                  --                  0
   Medical-Drugs..........................................              --                  --                  0
   Other Industries*......................................              --           2,535,490                 --
  Common Stock:
   Building Products-Doors & Windows......................          30,967                  --                 --
   Other Industries*......................................              --                  --          2,411,510
  Membership Interest Certificates........................              --             304,707                 --
  Preferred Stock:
   Medical-Drugs..........................................              --                  --                  0
   Other Industries*......................................       2,574,660                  --                 --
  Warrants:
   Building Products-Doors & Windows......................              --              20,132                 --
   Other Industries*......................................              --                  --            181,800
Repurchase Agreements.....................................              --             785,000                 --
                                                                ----------        ------------         ----------
Total.....................................................      $2,605,627        $115,116,186         $2,593,391
                                                                ==========        ============         ==========
LIABILITIES:
Other Financial Instruments:@
  Open Forward Foreign Currency Contracts -- Depreciation.      $       --        $      1,627         $       --
                                                                ==========        ============         ==========

                                                              TOTAL
-                                                          ------------
ASSETS:
Long-Term Investment Securities:
  Convertible Bonds & Notes............................... $  2,551,748
  U.S. Corporate Bonds & Notes:
   Casino Services........................................      664,950
   Non-Ferrous Metals.....................................            0
   Recycling..............................................           81
   Rubber/Plastic Products................................            0
   Other Industries*......................................   94,535,702
  Foreign Convertible Bonds & Notes.......................      278,873
  Foreign Corporate Bonds & Notes:
   Independent Power Producers............................            0
   Metal Processors & Fabrication.........................            0
   Special Purpose Entity.................................            0
   Other Industries*......................................   13,439,584
  Loans:
   Beverages-Non-alcoholic................................            0
   Building-Residential/Commercial........................            0
   Medical-Drugs..........................................            0
   Other Industries*......................................    2,535,490
  Common Stock:
   Building Products-Doors & Windows......................       30,967
   Other Industries*......................................    2,411,510
  Membership Interest Certificates........................      304,707
  Preferred Stock:
   Medical-Drugs..........................................            0
   Other Industries*......................................    2,574,660
  Warrants:
   Building Products-Doors & Windows......................       20,132
   Other Industries*......................................      181,800
Repurchase Agreements.....................................      785,000
                                                           ------------
Total..................................................... $120,315,204
                                                           ============
LIABILITIES:
Other Financial Instruments:@
  Open Forward Foreign Currency Contracts -- Depreciation. $      1,627
                                                           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2013 -- (CONTINUED)


The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                                                                 MEMBERSHIP
                                      U.S. CORPORATE FOREIGN CORPORATE                COMMON      INTEREST   PREFERRED
                                      BONDS & NOTES    BONDS & NOTES      LOANS       STOCK     CERTIFICATES   STOCK   WARRANTS
                                      -------------- ----------------- -----------  ----------  ------------ --------- --------
Balance as of 03/31/2012.............  $   604,857        $     0      $ 1,707,039  $1,888,847   $ 251,969   $      0  $145,860
Accrued discounts....................        2,746          4,688           46,555          --          --         --        --
Accrued premiums.....................           --             --               --          --          --         --        --
Realized gain........................       21,868             --           51,180          --          --         --        --
Realized loss........................     (164,968)            --       (1,893,289)    (53,936)         --    (78,353)       --
Change in unrealized appreciation(1).      191,770             --        1,989,216     699,680      52,738     78,353    57,501
Change in unrealized depreciation(1).      (13,681)        (4,688)        (134,693)   (123,081)         --         --    (1,429)
Purchases............................    1,716,615             --            7,343           0          --          0        --
Sales................................   (2,359,126)            --       (1,773,351)         (0)         --         (0)       --
Transfers into Level 3...............           --             --               --          --          --         --        --
Transfers out of Level 3.............           --             --               --          --    (304,707)        --   (20,132)
                                       -----------        -------      -----------  ----------   ---------   --------  --------
Balance as of 03/31/2013.............  $        81        $     0      $         0  $2,411,510   $      --   $      0  $181,800
                                       ===========        =======      ===========  ==========   =========   ========  ========

(1)The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2013 includes:

                                                       MEMBERSHIP
  U.S. CORPORATE FOREIGN CORPORATE            COMMON    INTEREST   PREFERRED
  BONDS & NOTES    BONDS & NOTES     LOANS    STOCK   CERTIFICATES   STOCK   WARRANTS
  -------------- ----------------- --------  -------- ------------ --------- --------
     $(1,850)         $(4,688)     $(25,460) $522,663     $--         $--    $49,600
     =======          =======      ========  ========     ===         ===    =======

The following is quantitative information about Level 3 fair value measurements:

                                 FAIR VALUE AT
DESCRIPTION                       03/31/13(1)  VALUATION TECHNIQUE(S)  UNOBSERVABLE INPUT(2)  RANGE (WEIGHTED AVERAGE)
-----------                      ------------- ----------------------  ---------------------- ------------------------
U.S. Corporate Bonds & Notes      $       81    Income Approach        Future Cash Flows       $0.00-$0.004 ($0.001)
-----------------------------------------------------------------------------------------------------------------------

Foreign Corporate Bonds & Notes   $        0    Income Approach        Future Cash Flows               $0.00
-----------------------------------------------------------------------------------------------------------------------

Loans                             $        0    Income Approach        Future Cash Flows               $0.00
-----------------------------------------------------------------------------------------------------------------------

Common Stock                      $  791,049    Market Comparable      EV/2013 EBITDA                  9.21x
                                                                       Multiple and Discount            10%
                                                                       for Lack of
                                                                       Marketability
                                 ------------------------------------------------------------------------------------

                                  $1,620,461    Market Comparable      LTM EV/2013 EBITDA              8.62x
                                                                       Multiple and Discount            10%
                                                                       for Lack of
                                                                       Marketability
                                 ------------------------------------------------------------------------------------

                                  $        0    Income Approach        Future Cash Flows               $0.00
-----------------------------------------------------------------------------------------------------------------------

Preferred Stock                   $        0    Income Approach        Future Cash Flows               $0.00
-----------------------------------------------------------------------------------------------------------------------

Warrants                          $        0    Black Scholes Model    Discount for Lack of             10%
                                                                       Marketability
-----------------------------------------------------------------------------------------------------------------------

(1)The Fund's other securities classified as Level 3 with a fair value of $181.800 at March 31, 2013 are illiquid securities with valuations attributable to a single broker which were deemed to be indicative quotes (which do not necessarily represent prices on which the broker may be willing to trade).
(2)The significant unobservable inputs regarding the Level 3 securities in the table above are attributable to private securities and include assumptions made from non-public financial statements, private transactions, and/or market comparables. Significant increase (decrease) in any of those inputs in isolation may result in a significantly higher (lower) fair value measurement.
EV -- Enterprise Value
EBITDA -- Earning Before Interest, Taxes, Depreciation, and Amortization
LTM -- Last Twelve Months

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013

Note 1. Organization

   The SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of four different series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds:
   SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund"), SunAmerica GNMA Fund ("GNMA Fund"), SunAmerica Strategic Bond Fund ("Strategic Bond Fund"), and SunAmerica High Yield Bond Fund ("High Yield Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment goals and principal investment techniques for each of the Funds are as follows:

   U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

   GNMA FUND seeks current income, with capital appreciation as a secondary objective, by the active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities. The Fund may also invest in other types of U.S. Government securities.

   STRATEGIC BOND FUND seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include "junk bonds"), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in bonds.

   HIGH YIELD BOND FUND seeks a high level of total return by the active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody's or below BBB by S&P or determined to be of comparable quality by the investment advisor) without regard to the maturities of such securities. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Fund's net assets plus borrowing for investment purposes will be invested in such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each makes distribution and account maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") except that Class B and Class C shares are subject to higher distribution fees.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a) (19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees ("the Board") , etc.).
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of March 31, 2013 are reported on a schedule following the Portfolio of Investments.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   On March 29, 2013, the NYSE was closed for Good Friday, however, certain foreign markets were open. As a result, the Funds' priced securities that traded on the open foreign markets at the closing price of the applicable market and the remaining securities were valued at their applicable closing or fair value prices on March 28, 2013, the last day in the reporting period that the Funds were open.

   Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Senior secured floating rate loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   The Board is responsible for the share valuation process and has adopted a policy and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   DERIVATIVE INSTRUMENTS: The following tables represent the value of derivatives held as of March 31, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ending March 31, 2013:


                                                                      STRATEGIC BOND FUND
                               ---------------------------------------------------------------------------------------------------
                                              ASSET DERIVATIVES                               LIABILITY DERIVATIVES
                               ------------------------------------------------- -------------------------------------------------
                                        STATEMENTS OF ASSETS AND                          STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                  LIABILITIES LOCATION              VALUE           LIABILITIES LOCATION
------------------------------ ------------------------------------------- ----- -------------------------------------------
Foreign exchange contracts(2). Unrealized appreciation on forward foreign        Unrealized depreciation on forward foreign
                               currency contracts                          $ --  currency contracts
                                                                           ===

                                                                      STRATEGIC BOND FUND
                               ---------------------------------------------------------------------------------------------------
                                              ASSET DERIVATIVES                               LIABILITY DERIVATIVES
                               ------------------------------------------------- -------------------------------------------------
                                        STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                  LIABILITIES LOCATION                        LIABILITIES LOCATION              VALUE
------------------------------ ------------------------------------------- ------------------------------------------- -----
Foreign exchange contracts(2). Unrealized appreciation on forward foreign  Unrealized depreciation on forward foreign
                               currency contracts                          currency contracts                          $ --
                                                                                                                       ===

                                                                                                CHANGE IN UNREALIZED
                                                                                                    APPRECIATION
                                      LOCATION OF GAIN (LOSS)           REALIZED GAIN (LOSS)       (DEPRECIATION)
                                           ON DERIVATIVES                  ON DERIVATIVES          ON DERIVATIVES
                                     RECOGNIZED IN STATEMENT OF        RECOGNIZED IN STATEMENT RECOGNIZED IN STATEMENT
DERIVATIVE CONTRACTS(1)                     OPERATIONS                      OF OPERATIONS           OF OPERATIONS
------------------------------ --------------------------------------- ----------------------- -----------------------
Foreign exchange contracts(2). Net realized foreign exchange gain
                               (loss) on other assets and liabilities/
                               Change in unrealized foreign exchange
                               gain (loss) on other assets and
                               liabilities                                             $25,163                    $ --
                                                                                       =======                    ===

--------
(1)The Fund's derivative contracts held during the period ended March 31, 2013, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional par amount outstanding for forward foreign currency contracts was $647,903.

                                                                         HIGH YIELD FUND
                               ----------------------------------------------------------------------------------------------------
                                              ASSET DERIVATIVES                                LIABILITY DERIVATIVES
                               ------------------------------------------------- --------------------------------------------------
                                        STATEMENTS OF ASSETS AND                          STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                  LIABILITIES LOCATION              VALUE           LIABILITIES LOCATION
------------------------------ ------------------------------------------- ----- -------------------------------------------
Foreign exchange contracts(2). Unrealized appreciation on forward foreign        Unrealized depreciation on forward foreign
                               currency contracts                          $ --  currency contracts
                                                                           ===

                                                                         HIGH YIELD FUND
                               ----------------------------------------------------------------------------------------------------
                                              ASSET DERIVATIVES                                LIABILITY DERIVATIVES
                               ------------------------------------------------- --------------------------------------------------
                                        STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                  LIABILITIES LOCATION                        LIABILITIES LOCATION              VALUE
------------------------------ ------------------------------------------- ------------------------------------------- ------
Foreign exchange contracts(2). Unrealized appreciation on forward foreign  Unrealized depreciation on forward foreign
                               currency contracts                          currency contracts                          $1,627
                                                                                                                       ======

                                                                                                CHANGE IN UNREALIZED
                                                                                                    APPRECIATION
                                      LOCATION OF GAIN (LOSS)           REALIZED GAIN (LOSS)       (DEPRECIATION)
                                           ON DERIVATIVES                  ON DERIVATIVES          ON DERIVATIVES
                                      RECOGNIZED IN STATEMENT          RECOGNIZED IN STATEMENT RECOGNIZED IN STATEMENT
DERIVATIVE CONTRACTS(1)                    OF OPERATIONS                    OF OPERATIONS           OF OPERATIONS
------------------------------ --------------------------------------- ----------------------- -----------------------
Foreign exchange contracts(2). Net realized foreign exchange gain
                               (loss) on other assets and liabilities/
                               Change in unrealized foreign exchange
                               gain (loss) on other assets and
                               liabilities                                              $2,364                $(1,627)
                                                                                        ======                ========

--------
(1)The Fund's derivative contracts held during the period ended March 31, 2013, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional par amount outstanding for forward foreign currency contracts was $199,717.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   Forward Foreign Currency Contracts: Certain Funds may enter into forward contracts for various purposes, including to facilitate settlement of foreign currency denominated Fund transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge portfolio exposure to benchmark currency allocations or to manage and/or gain exposure to certain foreign currencies. During the year ended March 31, 2013, the Strategic Bond Fund and the High Yield Bond Fund used forward contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. As of March 31, 2013, the High Yield Bond Fund had open forward contracts, which are reported on a schedule following the Fund's Portfolio of Investments.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund's maximum risk due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   MORTGAGE-BACKED DOLLAR ROLLS: During the year ended March 31, 2013, the GNMA Fund and the Strategic Bond Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The GNMA Fund had TBA Rolls outstanding at year end, which are included in receivable for investments sold and payable for investments purchased in the Statements of Assets and Liabilities. Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Funds' use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the transaction costs. For the year ended March 31, 2013, the GNMA Fund and the Strategic Bond Fund had realized gains (losses) from mortgage-backed dollar rolls of $115,430 and $24,975, respectively.

   WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: The Funds may purchase or sell when-issued securities, including TBA securities that have been authorized, but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when- issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. For the year ended March 31, 2013, the GNMA Fund and Strategic Bond Fund purchased and/or sold when-issued securities and/or forward commitments.

   STRIPPED MORTGAGE-BACKED SECURITIES: Stripped Mortgage-Backed Securities ("SMBS") are derivative multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)

   principal distributions on a pool of mortgage assets. SMBSs have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund's yield.

   INFLATION-INDEXED BONDS: Certain Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statement of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statement of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations.

   In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2013, the following Fund held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

FUND             PERCENTAGE PRINCIPAL
High Yield Bond.    0.16%   $120,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America Securities LLC, dated March 28, 2013, bearing interest at a rate of 0.13% per annum, with a principal amount of $74,945,000, a repurchase price of $74,946,083, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL   INTEREST  MATURITY   PRINCIPAL     VALUE
U.S. Treasury Notes.   0.25%  12/15/2014 $60,049,000 $60,110,850
U.S. Treasury Notes.   1.38   11/30/2015  15,986,000  16,502,508

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   As of March 31, 2013, the following Fund held an undivided interest in the joint repurchase agreement with Barclays Capital PLC:

FUND             PERCENTAGE PRINCIPAL
High Yield Bond.    0.18%   $220,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Barclays Capital PLC, dated March 28, 2013, bearing interest at a rate of 0.15% per annum, with a principal amount of $125,247,000, a repurchase price of $125,249,087, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL   INTEREST  MATURITY   PRINCIPAL      VALUE
U.S. Treasury Notes.   0.63%  08/31/2017 $127,485,000 $127,507,947

   As of March 31, 2013, the following Fund held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

FUND             PERCENTAGE PRINCIPAL
High Yield Bond.    0.16%   $120,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   BNP Paribas SA, dated March 28, 2013, bearing interest at a rate of 0.15% per annum, with a principal amount of $74,945,000, a repurchase price of $74,946,249, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL   INTEREST  MATURITY   PRINCIPAL     VALUE
U.S. Treasury Notes.   1.25%  10/31/2015 $74,362,100 $76,534,217

   As of March 31, 2013, the following Fund held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

FUND             PERCENTAGE PRINCIPAL
High Yield Bond.    0.13%    $20,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Deutsche Bank AG, dated March 28, 2013, bearing interest at a rate of 0.14% per annum, with a principal amount of $14,940,000, a repurchase price of $14,940,232, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL   INTEREST  MATURITY   PRINCIPAL     VALUE
U.S. Treasury Notes.   2.38%  02/28/2015 $14,677,000 $15,301,360

   As of March 31, 2013, the following Fund held an undivided interest in the joint repurchase agreement with Royal Bank of Scotland.

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.17%   $165,000

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Royal Bank of Scotland, dated March 28, 2013, bearing interest at a rate of 0.15% per annum, with a principal amount of $99,965,000, a repurchase price of $99,966,666, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL   INTEREST  MATURITY   PRINCIPAL     VALUE
U.S. Treasury Notes.   4.25%  08/15/2014 $96,152,000 $101,997,080

   As of March 31, 2013, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank and Trust Co.:

FUND                        PERCENTAGE  PRINCIPAL
U.S. Government Securities.    5.99%   $17,578,000
GNMA.......................    9.67     28,390,000
Strategic Bond.............    1.15      3,387,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank and Trust Co., dated March 28, 2013, bearing interest at a rate of 0.01% per annum, with a principal amount of $293,509,000, a repurchase price of $293,509,326, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL   INTEREST  MATURITY   PRINCIPAL      VALUE
U.S. Treasury Notes.   0.25%  01/31/2014 $  4,685,000 $  4,690,655
U.S. Treasury Notes.   0.25   08/15/2015   11,400,000   11,385,750
U.S. Treasury Notes.   0.38   11/15/2015   15,560,000   15,603,319
U.S. Treasury Notes.   0.63   11/30/2017   45,120,000   45,120,000
U.S. Treasury Notes.   1.50   06/30/2016    8,955,000    9,300,708
U.S. Treasury Notes.   1.75   03/31/2014  140,570,000  143,987,116
U.S. Treasury Notes.   2.13   02/29/2016   15,435,000   16,245,338
U.S. Treasury Notes.   2.13   08/15/2021   50,645,000   53,050,638

   As of March 31, 2013, the following Fund held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

FUND  PERCENTAGE  PRINCIPAL
GNMA.   16.21%   $16,208,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated March 28, 2013, bearing interest at a rate of 0.10% per annum, with a principal amount of $100,000,000, a repurchase price of $100,001,111, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL                   INTEREST  MATURITY   PRINCIPAL     VALUE
U.S. Treasury Inflation Index Notes.   2.50%  07/15/2016 $23,301,100 $30,844,831
U.S. Treasury Inflation Index Notes.   1.13   01/15/2021  15,000,000  18,656,250
U.S. Treasury Inflation Index Notes.   2.13   02/15/2041  35,000,000  52,500,000

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   As of March 31, 2013, the following Fund held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

FUND             PERCENTAGE PRINCIPAL
High Yield Bond.    0.16%    140,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated March 28, 2013, bearing interest at a rate of 0.14% per annum, with a principal amount of $84,875,000, a repurchase price of $84,876,320, and a maturity date of April 1, 2013. The repurchase agreement is collateralized by the following:

TYPE OF COLLATERAL   INTEREST  MATURITY   PRINCIPAL     VALUE
U.S. Treasury Notes.   0.25%  12/15/2015 $87,045,300 $86,917,343

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statement of Operations. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Realized gains and losses on the sale of investments are calculated on the identified cost basis. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 -- 2011 or expected to be taken in each Fund's 2012 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2009.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

   NEW ACCOUNTING PRONOUNCEMENTS: In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. All required changes to accounting policies have been made in accordance with ASU No. 2011-04.

   In May 2011, the FASB issued ASU No. 2011-11 "Disclosures about Offsetting Assets and Liabilities which was subsequently clarified in FASB ASU 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" which was issued in January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2013-01 and its impact on the financial statements.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                              MANAGEMENT
                                           ASSETS                FEES
                                 ---------------------------- ----------
U.S. Government Securities Fund.           $0 - $200 million    0.650%
                                 (greater than) $200 million    0.620
                                 (greater than) $400 million    0.550
GNMA Fund.......................            $0 - $25 million    0.550
                                  (greater than) $25 million    0.500
                                  (greater than) $50 million    0.450
Strategic Bond Fund.............           $0 - $350 million    0.650
                                 (greater than) $350 million    0.600
High Yield Bond Fund............           $0 - $200 million    0.750
                                 (greater than) $200 million    0.720
                                 (greater than) $400 million    0.550

   The Strategic Bond Fund is subadvised by PineBridge Investments, LLC ("PineBridge"). The High Yield Bond Fund is subadvised by Wellington Management Company, LLP ("Wellington Management"). Under the Subadvisory Agreements, PineBridge and Wellington Management manage the investment and reinvestment of the assets of the Strategic Bond Fund and the High Yield Bond Fund, respectively.

   SunAmerica pays PineBridge and Wellington Management fees out of the investment advisory fees it receives from the respective Funds. The portion of the investment advisory fees received by SunAmerica that are paid to PineBridge and Wellington with respect to the Strategic Bond Fund and High Yield Bond Fund are as follows:

                                                   SUBADVISORY
                                ASSETS                FEES
                      ---------------------------- -----------
Strategic Bond Fund..            $0 - 200 million     0.350%
                      (greater than) $200 million     0.250
                      (greater than) $500 million     0.200
High Yield Bond Fund.           $0 - $150 million     0.400
                      (greater than) $150 million     0.350
                      (greater than) $500 million     0.300

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. For the purposes of waived fees and/or reimbursed expense calculations annual Fund operating expenses shall not include extraordinary expenses as determined under generally accepted accounting principles, or acquired Fund fees and expenses. The contractual fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

FUND                                PERCENTAGE
----                                ----------
U.S. Government Securities Class A.    0.99%
U.S. Government Securities Class B.    1.64
U.S. Government Securities Class C.    1.64
GNMA Class A.......................    0.99
GNMA Class B.......................    1.64
GNMA Class C.......................    1.64
Strategic Bond Class A.............    1.40
Strategic Bond Class B.............    2.05
Strategic Bond Class C.............    2.05
High Yield Bond Class A............    1.36
High Yield Bond Class B............    2.01
High Yield Bond Class C............    2.01

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   For the U.S. Government Fund and GNMA Fund, any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended March 31, 2013, pursuant to the contractual expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

                            OTHER EXPENSES
FUND                          REIMBURSED
----                        --------------
U.S. Government Securities.    $202,369

                                    CLASS SPECIFIC
FUND                                   EXPENSES
----                                --------------
U.S. Government Securities Class A.    $297,796
U.S. Government Securities Class B.      21,636
U.S. Government Securities Class C.      42,702
GNMA Class A.......................     394,834
GNMA Class B.......................      37,793
GNMA Class C.......................     115,142
High Yield Bond Class A............     122,623
High Yield Bond Class B............      28,454
High Yield Bond Class C............      59,092

   At March 31, 2013, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

                                   OTHER EXPENSES
                                     REIMBURSED
                            -----------------------------
FUND                        MARCH 31, 2014 MARCH 31, 2015
----                        -------------- --------------
U.S. Government Securities.    $228,627       $202,369

                                       CLASS SPECIFIC EXPENSES
                                             REIMBURSED
                                    -----------------------------
FUND                                MARCH 31, 2014 MARCH 31, 2015
----                                -------------- --------------
U.S. Government Securities Class A.    $315,150       $297,796
U.S. Government Securities Class B.      22,735         21,636
U.S. Government Securities Class C.      45,128         42,702
GNMA Class A.......................     385,748        394,834
GNMA Class B.......................      36,628         37,793
GNMA Class C.......................     104,517        115,143

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class in accordance with the provisions of Rule 12b-1 under the 1940 Act (each a "Plan" and collectively the "Plans"), hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   The Class A, Class B and Class C Plans, provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund's Class A, Class B and Class C shares respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)

   fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. Accordingly, for the year ended March 31, 2013, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. SACS has advised the Funds that for the year ended March 31, 2013, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

                                                  CLASS A                           CLASS B       CLASS C
                            ---------------------------------------------------- ------------- -------------
                                                                    CONTINGENT    CONTINGENT    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED      DEFERRED
FUND                        CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES SALES CHARGES
----                        -------- -------------- -------------- ------------- ------------- -------------
U.S. Government Securities. $ 64,119    $ 42,275       $ 15,473       $   84        $ 9,693       $ 6,921
GNMA.......................  279,069     154,475         80,436          896         30,915        14,986
Strategic Bond.............  648,485     249,346        288,873        4,344         57,152        32,105
High Yield Bond............  115,265      31,853         63,085           --         17,499         7,392

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2013, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                               PAYABLE AT
FUND                                EXPENSES MARCH 31, 2013
----                                -------- --------------
U.S. Government Securities Class A. $260,187    $22,405
U.S. Government Securities Class B.   10,624        882
U.S. Government Securities Class C.   30,834      2,354
GNMA Class A.......................  473,971     30,063
GNMA Class B.......................   33,302      2,690
GNMA Class C.......................  131,887      9,196
Strategic Bond Class A.............  663,688     61,940
Strategic Bond Class B.............  120,753     10,663
Strategic Bond Class C.............  577,452     50,785
High Yield Bond Class A............  171,796     14,397
High Yield Bond Class B............   28,784      2,629
High Yield Bond Class C............   79,181      6,360

   At March 31, 2013, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of SunAmerica Series, Inc., and shares held through Pershing LLC, in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser, owned a percentage of the outstanding shares of the following Funds:

FUND                        HOLDER                                  PERCENTAGE
----                        ------                                  ----------
U.S. Government Securities. Focused Balanced Strategy Portfolio         12%
                            Focused Multi-Asset Strategy Portfolio      13
                            Pershing LLC                                 6
GNMA....................... Pershing LLC                                22
Strategic Bond............. Pershing LLC                                 7
High Yield Bond............ Pershing LLC                                11

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


Note 4. Purchases and Sales of Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2013 were as follows:

                                                     U.S.
                                                  GOVERNMENT
                                                  SECURITIES      GNMA      STRATEGIC   HIGH YIELD
                                                     FUND         FUND      BOND FUND   BOND FUND
                                                  ----------- ------------ ------------ -----------
Purchases (excluding U.S. government securities). $        -- $         -- $903,265,848 $54,434,904
Sales (excluding U.S. government securities).....          --           --  795,441,410  60,602,382
Purchases of U.S. government securities..........  98,974,219  383,735,252  170,500,800          --
Sales of U.S. government securities..............  99,626,574  449,110,695  200,442,817          --

Note 5. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, distributions payable, deferred compensation plans, amortization of premium/discount, and treatment of defaulted securities.

                                                                         TAX DISTRIBUTIONS
                                     DISTRIBUTABLE EARNINGS             FOR THE YEAR ENDED
                               FOR THE YEAR ENDED MARCH 31, 2013          MARCH 31, 2013
                            ---------------------------------------  -------------------------
                                         LONG-TERM      UNREALIZED
                             ORDINARY  GAINS/ CAPITAL  APPRECIATION   ORDINARY     LONG-TERM
                              INCOME   LOSS CARRYOVER (DEPRECIATION)   INCOME    CAPITAL GAINS
                            ---------- -------------- -------------- ----------- -------------
U.S. Government Securities. $  431,193  $         --   $ 8,597,708   $ 4,398,492   $     --
GNMA.......................     32,626         2,683     4,588,431     6,729,729    871,615
Strategic Bond.............  1,850,698   (52,812,990)   10,351,778    22,960,807         --
High Yield Bond............    642,302   (53,081,995)   (4,857,300)    6,906,431         --

                                TAX DISTRIBUTIONS
                               FOR THE YEAR ENDED
                                 MARCH 31, 2012
                            -------------------------
                             ORDINARY     LONG-TERM
                              INCOME    CAPITAL GAINS
                            ----------- -------------
U.S. Government Securities. $ 3,484,062  $       --
GNMA.......................  12,404,286   7,272,727
Strategic Bond.............  29,313,671          --
High Yield Bond............   8,905,911          --

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                   U.S.
                                                GOVERNMENT
                                                SECURITIES       GNMA        STRATEGIC    HIGH YIELD
                                                   FUND          FUND        BOND FUND    BOND FUND
                                               ------------  ------------  ------------  ------------
Cost.......................................... $130,240,756  $281,605,523  $650,863,010  $125,172,497
                                               ============  ============  ============  ============
Appreciation..................................    8,724,558     4,851,381    22,904,220     8,973,799
Depreciation..................................     (126,850)     (262,951)  (12,522,401)  (13,831,092)
                                               ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) -- net. $  8,597,708  $  4,588,430  $ 10,381,819  $ (4,857,293)
                                               ============  ============  ============  ============

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   As of March 31, 2013, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

                               CAPITAL LOSS CARRYFORWARD+     UNLIMITED+
                            --------------------------------- ----------
FUND                           2016       2017       2018     ST    LT
----                        ---------- ---------- -----------  ---  ---
U.S. Government Securities. $       -- $       -- $        -- $--   $--
GNMA.......................         --         --          --  --    --
Strategic Bond.............         --         --  52,812,990  --    --
High Yield Bond............  2,374,447  9,384,737  41,322,811  --    --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted which changes various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

   The Funds indicated below utilized capital loss carryforwards, which offset net realized taxable gains in the year ended March 31, 2013:

                            CAPITAL LOSS
                            CARRYFORWARD
FUND                          UTILIZED
----                        ------------
U.S. Government Securities. $        --
GNMA.......................          --
Strategic Bond.............  15,893,126
High Yield Bond............   1,002,745

   Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended March 31, 2013, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

                                            DEFERRED     DEFERRED
                              DEFERRED    POST-OCTOBER POST-OCTOBER
                              LATE YEAR    SHORT-TERM   LONG-TERM
FUND                        ORDINARY LOSS CAPITAL LOSS CAPITAL LOSS
----                        ------------- ------------ ------------
U.S. Government Securities.      $--       $       --    $169,033
GNMA.......................       --        2,200,141     200,783
Strategic Bond.............       --               --          --
High Yield Bond............       --               --     229,320

   For the period ended March 31, 2013, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, treatment of litigation payments and treatment of foreign currency to the components of net assets as follows:

                               ACCUMULATED       ACCUMULATED
                            UNDISTRIBUTED NET UNDISTRIBUTED NET
                            INVESTMENT INCOME   REALIZED GAIN
FUND                             (LOSS)            (LOSS)       CAPITAL PAID-IN
----                        ----------------- ----------------- ---------------
U.S. Government Securities.    $  440,065        $  (440,065)         $--
GNMA.......................     6,002,901         (6,002,901)          --
Strategic Bond.............     3,282,265         (3,282,265)          --
High Yield Bond............       780,682           (780,682)          --

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


Note 6. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                          U.S. GOVERNMENT SECURITIES FUND
                         ------------------------------------------------------------------------------------------------
                                               CLASS A                                          CLASS B
                         --------------------------------------------------  --------------------------------------------
                                  FOR THE                   FOR THE                 FOR THE                FOR THE
                                YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                              MARCH 31, 2013            MARCH 31, 2012           MARCH 31, 2013         MARCH 31, 2012
                         ------------------------  ------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2).......  3,921,197  $ 39,447,474   1,405,257  $ 14,128,533   127,429  $ 1,295,234   163,944  $ 1,641,064
Reinvested dividends....    328,546     3,322,601     265,168     2,644,161     9,726       98,256     6,063       60,550
Shares redeemed(1)(2)... (3,733,737)  (37,849,010) (5,046,881)  (50,447,645) (135,820)  (1,372,818) (297,805)  (2,949,533)
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).    516,006  $  4,921,065  (3,376,456) $(33,674,951)    1,335  $    20,672  (127,798) $(1,247,919)
                         ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                     U.S. GOVERNMENT SECURITIES FUND
                         ------------------------------------------------------
                                                 CLASS C
                         ------------------------------------------------------
                                   FOR THE                     FOR THE
                                 YEAR ENDED                  YEAR ENDED
                               MARCH 31, 2013              MARCH 31, 2012
                         --------------------------  --------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                         -----------  -------------  -----------  -------------
Shares sold.............     420,100  $   4,283,867      463,474  $   4,664,490
Reinvested dividends....      28,048        283,084       16,984        169,767
Shares redeemed.........    (673,224)    (6,807,829)    (406,740)    (4,067,868)
                         -----------  -------------  -----------  -------------
Net increase (decrease).    (225,076) $  (2,240,878)      73,718  $     766,389
                         ===========  =============  ===========  =============

                                                                       GNMA FUND
                         ----------------------------------------------------------------------------------------------------
                                                 CLASS A                                            CLASS B
                         ------------------------------------------------------  --------------------------------------------
                                   FOR THE                     FOR THE                  FOR THE                FOR THE
                                 YEAR ENDED                  YEAR ENDED                YEAR ENDED             YEAR ENDED
                               MARCH 31, 2013              MARCH 31, 2012            MARCH 31, 2013         MARCH 31, 2012
                         --------------------------  --------------------------  ---------------------  ---------------------
                            SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         -----------  -------------  -----------  -------------  --------  -----------  --------  -----------
Shares sold(3)(4).......   5,416,785  $  62,579,052   10,752,999  $ 127,166,757   282,061  $ 3,259,259   303,238  $ 3,588,788
Reinvested dividends....     380,593      4,365,435      950,324     11,157,553    19,598      225,123    50,306      591,739
Shares redeemed(3)(4)... (13,849,327)  (159,070,338) (10,644,733)  (125,557,144) (371,142)  (4,278,192) (679,990)  (8,029,528)
                         -----------  -------------  -----------  -------------  --------  -----------  --------  -----------
Net increase (decrease).  (8,051,949) $ (92,125,851)   1,058,590  $  12,767,166   (69,483) $  (793,810) (326,446) $(3,849,001)
                         ===========  =============  ===========  =============  ========  ===========  ========  ===========

                                                GNMA FUND
                         ------------------------------------------------------
                                                 CLASS C
                         ------------------------------------------------------
                                   FOR THE                     FOR THE
                                 YEAR ENDED                  YEAR ENDED
                               MARCH 31, 2013              MARCH 31, 2012
                         --------------------------  --------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                         -----------  -------------  -----------  -------------
Shares sold.............   1,048,290  $  12,116,850    1,561,756  $  18,543,947
Reinvested dividends....      80,372        924,664      180,002      2,120,243
Shares redeemed.........  (2,502,463)   (28,716,232)  (1,454,595)   (17,222,966)
                         -----------  -------------  -----------  -------------
Net increase (decrease).  (1,373,801) $ (15,674,718)     287,163  $   3,441,224
                         ===========  =============  ===========  =============

--------
(1)For the year ended March 31, 2013, includes automatic conversion of 43,544 shares of Class B shares in the amount of $441,515 to 43,558 shares of Class A shares in the amount of $441,515.
(2)For the year ended March 31, 2012, includes automatic conversion of 124,754 shares of Class B shares in the amount of $1,237,798 to 124,831 shares of Class A shares in the amount of $1,237,798.
(3)For the year ended March 31, 2013, includes automatic conversion of 97,771 shares of Class B shares in the amount of $1,131,290 to 98,033 shares of Class A shares in the amount of $1,131,290.
(4)For the year ended March 31, 2012, includes automatic conversion of 408,762 shares of Class B shares in the amount of $4,825,027 to 409,970 shares of Class A shares in the amount of $4,825,027.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


                                                           STRATEGIC BOND FUND
                ---------------------------------------------------------------------------------------------------------
                                       CLASS A                                               CLASS B
                -----------------------------------------------------  --------------------------------------------------
                          FOR THE                    FOR THE                    FOR THE                   FOR THE
                        YEAR ENDED                  YEAR ENDED                YEAR ENDED                YEAR ENDED
                      MARCH 31, 2013              MARCH 31, 2012            MARCH 31, 2013            MARCH 31, 2012
                --------------------------  -------------------------  ------------------------  ------------------------
                   SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                -----------  -------------  -----------  ------------  ----------  ------------  ----------  ------------
Shares
 sold(1)(2)....  39,698,118  $ 141,997,626   36,753,274  $125,996,809   3,254,487  $ 11,593,612   2,571,494  $  8,806,180
Reinvested
 dividends.....   2,550,049      9,085,201    3,129,147    10,710,874     302,081     1,075,790     372,194     1,273,594
Shares
 redeemed(1)(2) (35,270,059)  (125,154,964) (26,954,012)  (92,309,285) (2,823,364)  (10,038,084) (2,941,428)  (10,102,470)
                -----------  -------------  -----------  ------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)....   6,978,108  $  25,927,863   12,928,409  $ 44,398,398     733,204  $  2,631,318       2,260  $    (22,696)
                ===========  =============  ===========  ============  ==========  ============  ==========  ============

                                 STRATEGIC BOND FUND
                ----------------------------------------------------
                                       CLASS C
                ----------------------------------------------------
                         FOR THE                    FOR THE
                        YEAR ENDED                 YEAR ENDED
                      MARCH 31, 2013             MARCH 31, 2012
                -------------------------  -------------------------
                   SHARES       AMOUNT        SHARES       AMOUNT
                -----------  ------------  -----------  ------------
Shares sold....  14,476,888  $ 51,811,193   13,236,961  $ 45,773,697
Reinvested
 dividends.....   1,475,837     5,280,489    1,758,235     6,038,058
Shares redeemed (13,406,963)  (47,878,110) (14,347,592)  (49,387,349)
                -----------  ------------  -----------  ------------
Net increase
 (decrease)....   2,545,762  $  9,213,572      647,604  $  2,424,406
                ===========  ============  ===========  ============

                                                         HIGH YIELD BOND FUND
                ------------------------------------------------------------------------------------------------------
                                       CLASS A                                             CLASS B
                ----------------------------------------------------  ------------------------------------------------
                         FOR THE                    FOR THE                   FOR THE                  FOR THE
                        YEAR ENDED                 YEAR ENDED                YEAR ENDED               YEAR ENDED
                      MARCH 31, 2013             MARCH 31, 2012            MARCH 31, 2013           MARCH 31, 2012
                -------------------------  -------------------------  -----------------------  -----------------------
                   SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
                -----------  ------------  -----------  ------------  ----------  -----------  ----------  -----------
Shares
 sold(3)(4)....   9,122,794  $ 31,448,594   19,270,829  $ 64,460,601   1,546,059  $ 5,378,068     386,434  $ 1,305,757
Reinvested
 dividends.....     819,177     2,850,296      933,291     3,152,130     125,945      439,400     144,270      487,870
Shares
 redeemed(3)(4) (13,173,287)  (45,652,403) (17,965,878)  (60,320,917) (1,157,337)  (4,051,421) (1,654,246)  (5,614,909)
                -----------  ------------  -----------  ------------  ----------  -----------  ----------  -----------
Net increase
 (decrease)....  (3,231,316) $(11,353,513)   2,238,242  $  7,291,814     514,667  $ 1,766,047  (1,123,542) $(3,821,282)
                ===========  ============  ===========  ============  ==========  ===========  ==========  ===========

                                HIGH YIELD BOND FUND
                ----------------------------------------------------
                                       CLASS C
                ----------------------------------------------------
                         FOR THE                    FOR THE
                        YEAR ENDED                 YEAR ENDED
                      MARCH 31, 2013             MARCH 31, 2012
                -------------------------  -------------------------
                   SHARES       AMOUNT        SHARES       AMOUNT
                -----------  ------------  -----------  ------------
Shares sold....   1,161,535  $  4,046,891    2,588,354  $  8,822,795
Reinvested
 dividends.....     342,771     1,199,593      374,739     1,272,132
Shares redeemed  (2,817,449)   (9,874,909)  (3,367,694)  (11,416,462)
                -----------  ------------  -----------  ------------
Net increase
 (decrease)....  (1,313,143) $ (4,628,425)    (404,601) $ (1,321,535)
                ===========  ============  ===========  ============

--------
(1)For the year ended March 31, 2013, includes automatic conversion of 396,814 shares of Class B shares in the amount of $1,403,483 to 396,709 shares of Class A shares in the amount of $1,403,483.
(2)For the year ended March 31, 2012, includes automatic conversion of 712,012 shares of Class B shares in the amount of $2,437,443 to 711,863 shares of Class A shares in the amount of $2,437,443.
(3)For the year ended March 31, 2013, includes automatic conversion of 207,491 shares of Class B shares in the amount of $724,006 to 207,774 shares of Class A shares in the amount of $724,006.
(4)For the year ended March 31, 2012, includes automatic conversion of 591,269 shares of Class B shares in the amount of $2,015,970 to 592,730 shares of Class A shares in the amount of $2,015,970.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


Note 7. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended March 31, 2013, the following Funds had borrowings:

                                       AVERAGE   WEIGHTED
                    DAYS     INTEREST    DEBT    AVERAGE
FUND             OUTSTANDING CHARGES   UTILIZED  INTEREST
----             ----------- -------- ---------- --------
GNMA............     10       $2,342  $5,907,779   1.42%
Strategic Bond..     11          213     488,113   1.43
High Yield Bond.      7          336   1,208,404   1.44

   At March 31, 2013, there were no borrowings outstanding.

Note 8. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2013, none of the Funds participated in this program.

Note 9. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2013 -- (CONTINUED)


   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                            RETIREMENT RETIREMENT RETIREMENT
                               PLAN       PLAN       PLAN
                            LIABILITY   EXPENSE    PAYMENTS
                            ---------- ---------- ----------
FUND                              AS OF MARCH 31, 2013
----                        --------------------------------
U.S. Government Securities.   $6,844      $161      $3,733
GNMA.......................    3,963       393       1,998
Strategic Bond.............    4,511       664       2,158
High Yield Bond............    3,022       138       1,612

Note 10. Investment Concentration

   The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   The U.S. Government Securities Fund and the GNMA Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the U.S. Government Securities Fund and the GNMA Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government agencies or instrumentalities. At
   March 31, 2013, the U.S. Government Securities Fund and the GNMA Fund had 31.7% and 100.2%, respectively, of their net assets invested in such securities.

Note 11. Security Transactions with Affiliated Portfolios

   The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended March 31, 2013, the following Funds engaged in security transactions with affiliated Funds:

                 COST OF   PROCEED   REALIZED
FUND            PURCHASES FROM SALES GAIN/LOSS
----            --------- ---------- ---------
Strategic Bond. $350,761   $685,000   $12,788

        SUNAMERICA INCOME FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the four funds constituting SunAmerica Income Funds (the "Trust'') at March 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Houston, Texas
May 29, 2013

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2013 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers who oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                                 NUMBER OF
                                     TERM OF                                      FUNDS IN
                     POSITION(S)    OFFICE AND                                  FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS         TRUSTEE(1)      HELD BY TRUSTEE(2)
-------------------- -----------  -------------- ------------------------------ ------------ -----------------------------
DISINTERESTED
TRUSTEES

Dr. Judith L. Craven  Trustee      2001-present  Retired.                            79      Director, Belo Corporation
Age: 67                                                                                      (1992 to present); Director,
                                                                                             Sysco Corporation (1996 to
                                                                                             present); Director, Luby's
                                                                                             Inc. (1998 to present).

William F. Devin      Trustee      2001-present  Retired.                            79      None
Age: 74

Richard W. Grant      Trustee;     2011-present  Retired. Prior to that,             30      None
Age: 67               Chairman                   Attorney and Partner at
                      of the                     Morgan Lewis and Bockius
                      Board                      (1989 to 2011).

Stephen J. Gutman     Trustee      1985-present  Vice President and                  30      None
Age: 69                                          Associate Broker, Corcoran
                                                 Group (real estate) (2003 to
                                                 present); President and
                                                 Managing Member, Beau-
                                                 Brummell Soho LLC
                                                 (licensing of menswear
                                                 specialty retailing and other
                                                 activities) (1995 to 2009);
                                                 President, SJG Marketing,
                                                 Inc. (2009 to present).

William J. Shea       Trustee      2004-present  Executive Chairman,                 30      Director, Boston Private
Age: 65                                          Caliber ID, Inc. (formerly                  Financial Holdings (2004 to
                                                 Lucid, Inc.) (medical                       present); Chairman,
                                                 devices) (2007 to present);                 Demoullas Supermarkets
                                                 Managing Partner, DLB                       (1999 to present).
                                                 Capital, LLC (private
                                                 equity) (2006 to 2007).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2013 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                                     TERM OF                                     FUNDS IN
                     POSITION(S)    OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -----------  -------------- ----------------------------- ------------ --------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee         1995 to     President, CEO and                79              None
Age: 59                              present     Director, SunAmerica,
                                                 (1995 to present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993 to present);
                                                 Chairman, Advisor Group,
                                                 Inc. (2004 to present).


OFFICERS

John T. Genoy        President       2007 to     Chief Financial Officer,          N/A             N/A
Age: 44                              present     SunAmerica (2002 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2003 to present); Chief
                                                 Operating Officer,
                                                 SunAmerica (2006 to
                                                 present).

Donna M. Handel      Treasurer       2002 to     Senior Vice President,            N/A             N/A
Age: 46                              present     SunAmerica (2004 to
                                                 present).




Gregory N. Bressler  Chief           2005 to     Senior Vice President and         N/A             N/A
Age: 47              Legal           present     General Counsel,
                     Officer                     SunAmerica (2005 to
                     and                         present).
                     Secretary











        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2013 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                                       TERM OF                                     FUNDS IN
                     POSITION(S)      OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -------------  -------------- ----------------------------- ------------ --------------------
Timothy Pettee        Vice            2004 to      Chief Investment Officer,         N/A              N/A
Age: 55               President       present      SunAmerica (2003 to
                                                   present).

Michael Cheah         Vice            2000 to      Senior Vice President,            N/A              N/A
Age: 53               President       present      SunAmerica (1999 to
                                                   present).

James Nichols         Vice            2006 to      Director, President and           N/A              N/A
Age: 47               President       present      CEO, SACS (2006 to
                                                   present); Senior Vice
                                                   President, SunAmerica
                                                   (2002 to present).

Katherine Stoner      Chief           June 2011    Vice President, SunAmerica        N/A              N/A
Age: 56               Compliance      to present   Asset Management Corp.
                      Officer                      (May 2011 to present); Vice
                      ("CCO")                      President, The Variable
                                                   Annuity Life Insurance
                                                   Company ("VALIC") and
                                                   Western National Life
                                                   Insurance Company
                                                   ("WNL") (2006 to present);
                                                   Deputy General Counsel
                                                   and Secretary, VALIC and
                                                   WNL (2007 to present);
                                                   Vice President, VALIC
                                                   Financial Advisors, Inc. and
                                                   VALIC Retirement Services
                                                   Company (2010 to present).

Gregory R. Kingston   Vice            2002 to      Vice President, SunAmerica        N/A              N/A
Age: 47               President       present      (2001 to present).
                      and
                      Assistant
                      Treasurer

Nori L. Gabert        Vice            2002 to      Vice President and Deputy         N/A              N/A
Age: 59               President       present      General Counsel,
                      and                          SunAmerica (2005 to
                      Assistant                    present).
                      Secretary

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2013 -- (UNAUDITED) (CONTINUED)

                                                                               NUMBER OF
                                       TERM OF                                  FUNDS IN
                     POSITION(S)      OFFICE AND                              FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF     PRINCIPAL OCCUPATION(S)   OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)   DURING PAST 5 YEARS       TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- -------------------------- ------------ --------------------
Matthew J. Hackethal  Anti-            2006 to     Chief Compliance Officer,      N/A              N/A
Age: 41               Money            present     SunAmerica (2006 to
                      Laundering                   present).
                      Compliance
                      Officer


--------
* The business address for each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The "Fund Complex" includes the Trust (4 funds), SunAmerica Equity Funds (3 funds), SunAmerica Series, Inc. (7 portfolios), SunAmerica Money Market Funds, Inc. (1 fund); Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 portfolios), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (6 portfolios).
(2)Trusteeships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies regulated under the 1940 Act.
(3)Mr. Harbeck is an "interested person" of the Funds, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustees' retirement plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

        SUNAMERICA INCOME FUNDS
        SHAREHOLDER TAX INFORMATION -- MARCH 31, 2013 -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended March 31, 2013. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2014.

For the year ended March 31, 2013, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                NET      QUALIFYING % FOR THE
                                             LONG-TERM      70% DIVIDENDS
                                           CAPITAL GAINS  RECEIVED DEDUCTION
                                           ------------- --------------------
  U.S. Government Securities Fund Class A.     $  --              -- %
  U.S. Government Securities Fund Class B.        --               --
  U.S. Government Securities Fund Class C.        --               --
  GNMA Fund Class A.......................      0.04               --
  GNMA Fund Class B.......................      0.04               --
  GNMA Fund Class C.......................      0.04               --
  Strategic Bond Fund Class A.............        --             0.56
  Strategic Bond Fund Class B.............        --             0.56
  Strategic Bond Fund Class C.............        --             0.56
  High Yield Bond Fund Class A............        --             2.57
  High Yield Bond Fund Class B............        --             2.57
  High Yield Bond Fund Class C............        --             2.57

For the year ended March 31, 2013, certain dividends paid by the Strategic Bond Fund and High Yield Bond Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                                                AMOUNT
                                               --------
                         Strategic Bond Fund.. $141,241
                         High Yield Bond Fund.  195,274

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND

The SunAmerica U.S. Government Securities Fund Class A shares returned 1.84% (before maximum sales charge) for the 12-month period ended March 31, 2013. The Fund trailed its benchmark, the Bank of America Merrill Lynch ("BofA ML") U.S. Treasury Master Index/*/, which returned 3.23% during the same period.

The U.S. Treasury market enjoyed a strong return during the annual period, as the yield on the 10-year U.S. Treasury note began the annual period at the start of April 2012 at 2.22%, fell to a record low of 1.43% in July and then rose to end the 2012 calendar year at 1.78%. The 10-year U.S. Treasury yield then gained only modestly to 1.86% by the end of March 2013. Most of the sector's rally can be attributed to the second quarter of 2012 when the 10-year U.S. Treasury note produced a total return of nearly 6%, as measured by the BofA ML 10-Year Treasury Index./*/ During the second quarter of 2012, evidence of slowing global economic growth, including weakened U.S. economic data and a deepening recession in the Eurozone, as well as renewed tensions in Europe drove U.S. Treasury yields to multi-decade lows. There were brief rallies in U.S. Treasuries during the lead-up to the November 6, 2012 U.S. elections, and again in the last days of 2012, as investors focused on the late negotiations over U.S. fiscal policies. U.S. Treasuries rebounded again in February 2013, as market volatility increased primarily on worries about U.S. fiscal policy gridlock and Italy's elections. For the third and fourth quarters of 2012 and the first quarter of 2013 overall, however, non-U.S. Treasury sectors performed better amidst a broad "risk on" trade, while the U.S. Treasury market, as measured by the BofA ML 10-Year Treasury Index, posted flat to slightly negative returns.

Primarily as a result of the Fed's accommodative monetary policy, U.S. Treasury yields fell across the spectrum of maturities for the annual period overall, but yields declined most for the 10-year U.S. Treasury. The U.S. Treasury yield curve flattened during the annual period as a whole, meaning the difference in yields between 2-year and 30-year U.S. Treasuries narrowed, due to decreased fears of inflation.

Not surprisingly, the Fund's performance was impacted significantly during the annual period by fluctuations in underlying U.S. Treasury security performance. During the second quarter of 2012, when U.S. Treasury yields declined with intensifying investor concerns, the Fund delivered positive returns. During the latter three quarters of the annual period, when U.S. Treasury yields generally rose as accommodative central bank policy dominated investor sentiment, the Fund lost ground.

Security selection was the primary driver of performance during the annual period, particularly amongst U.S. Treasury securities, where we focused on intermediate-term and longer-term maturities, which outperformed shorter-term maturities during the annual period. Also contributing positively to the Fund's annual results was its duration and yield curve positioning. The Fund held a longer duration position than the BofA ML U.S. Treasury Master Index through much of the annual period, which helped as interest rates declined overall.

The primary detractor from the Fund's results was its allocation decisions, specifically its exposure to mortgage-backed security pass-throughs, including Government National Mortgage Association (GNMA) securities, and agency mortgage-backed securities, whose performance broadly lagged that of U.S. Treasuries during the annual period. Also detracting was a sizable position in cash and cash equivalents, as fixed income assets overall generated a higher return than cash. We modestly decreased the Fund's allocation to cash during the annual period, but still maintained a sizable position as we felt market conditions warranted a more defensive and conservative portfolio stance. The Fund had an average weighting of 11.95% of its total net assets in cash and cash equivalents during the annual period.
--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*The BANK OF AMERICA MERRILL LYNCH (BOFA ML) U.S. TREASURY MASTER INDEX tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. The BANK OF AMERICA MERRILL LYNCH (BOFA ML) 10-YEAR TREASURY INDEX is a sub-index of the BofA ML U.S. Treasury Master Index that measures the total return performance of U.S. Treasury bonds with maturities of 10 years or longer. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in U.S. Government Securities Fund Class A shares would have increased to $13,892. The same amount invested in securities mirroring the performance of the BofA Merrill Lynch U.S. Treasury Master Index would be valued at $15,756.

                                     [CHART]

                                              BofA Merrill
                    U.S. Government            Lynch U.S.
                       Securities            Treasury Master
                      Fund Class A#              Index**
                   ------------------     ---------------------
3/31/2003                9,525                    10,000
4/30/2003                9,561                    10,046
5/31/2003                9,797                    10,326
6/30/2003                9,734                    10,263
7/31/2003                9,198                     9,828
8/31/2003                9,287                     9,883
9/30/2003                9,617                    10,177
10/31/2003               9,477                    10,026
11/30/2003               9,486                    10,039
12/31/2003               9,573                    10,127
1/31/2004                9,658                    10,212
2/29/2004                9,764                    10,335
3/31/2004                9,839                    10,432
4/30/2004                9,518                    10,104
5/31/2004                9,479                    10,070
6/30/2004                9,540                    10,111
7/31/2004                9,631                    10,205
8/31/2004                9,814                    10,414
9/30/2004                9,830                    10,439
10/31/2004               9,909                    10,519
11/30/2004               9,830                    10,380
12/31/2004               9,909                    10,481
1/31/2005                9,989                    10,557
2/28/2005                9,941                    10,474
3/31/2005                9,899                    10,440
4/30/2005               10,080                    10,620
5/31/2005               10,166                    10,749
6/30/2005               10,196                    10,815
7/31/2005               10,086                    10,671
8/31/2005               10,234                    10,841
9/30/2005               10,104                    10,698
10/31/2005               9,995                    10,617
11/30/2005              10,041                    10,667
12/31/2005              10,176                    10,776
1/31/2006               10,169                    10,746
2/28/2006               10,192                    10,763
3/31/2006               10,065                    10,651
4/30/2006                9,989                    10,608
5/31/2006                9,970                    10,613
6/30/2006                9,995                    10,647
7/31/2006               10,131                    10,776
8/31/2006               10,291                    10,934
9/30/2006               10,384                    11,034
10/31/2006              10,443                    11,091
11/30/2006              10,558                    11,206
12/31/2006              10,472                    11,114
1/31/2007               10,441                    11,097
2/28/2007               10,623                    11,280
3/31/2007               10,593                    11,274
4/30/2007               10,641                    11,333
5/31/2007               10,530                    11,234
6/30/2007               10,474                    11,228
7/31/2007               10,617                    11,415
8/31/2007               10,749                    11,595
9/30/2007               10,806                    11,657
10/31/2007              10,895                    11,748
11/30/2007              11,179                    12,106
12/31/2007              11,179                    12,120
1/31/2008               11,404                    12,426
2/29/2008               11,470                    12,561
3/31/2008               11,526                    12,652
4/30/2008               11,377                    12,438
5/31/2008               11,217                    12,288
6/30/2008               11,296                    12,390
7/31/2008               11,304                    12,440
8/31/2008               11,468                    12,597
9/30/2008               11,559                    12,679
10/31/2008              11,479                    12,661
11/30/2008              12,066                    13,341
12/31/2008              12,467                    13,814
1/31/2009               12,123                    13,389
2/28/2009               12,058                    13,316
3/31/2009               12,303                    13,617
4/30/2009               12,106                    13,358
5/31/2009               11,985                    13,224
6/30/2009               11,999                    13,198
7/31/2009               12,084                    13,251
8/31/2009               12,182                    13,374
9/30/2009               12,291                    13,479
10/31/2009              12,303                    13,471
11/30/2009              12,398                    13,661
12/31/2009              12,110                    13,301
1/31/2010               12,254                    13,511
2/28/2010               12,282                    13,564
3/31/2010               12,210                    13,449
4/30/2010               12,330                    13,591
5/31/2010               12,552                    13,825
6/30/2010               12,760                    14,083
7/31/2010               12,788                    14,178
8/31/2010               13,036                    14,469
9/30/2010               12,936                    14,469
10/31/2010              12,835                    14,443
11/30/2010              12,789                    14,345
12/31/2010              12,622                    14,083
1/31/2011               12,527                    14,084
2/28/2011               12,577                    14,072
3/31/2011               12,592                    14,064
4/30/2011               12,725                    14,226
5/31/2011               12,899                    14,451
6/30/2011               12,831                    14,407
7/31/2011               13,028                    14,670
8/31/2011               13,406                    15,081
9/30/2011               13,670                    15,322
10/31/2011              13,574                    15,206
11/30/2011              13,693                    15,317
12/31/2011              13,815                    15,462
1/31/2012               13,825                    15,532
2/29/2012               13,753                    15,421
3/31/2012               13,642                    15,262
4/30/2012               13,815                    15,495
5/31/2012               14,016                    15,779
6/30/2012               13,971                    15,719
7/31/2012               14,103                    15,887
8/31/2012               14,085                    15,866
9/30/2012               14,039                    15,811
10/31/2012              13,995                    15,784
11/30/2012              14,032                    15,875
12/31/2012              13,987                    15,796
1/31/2013               13,831                    15,646
2/28/2013               13,895                    15,739
3/31/2013               13,892                    15,756


U.S. GOVERNMENT SECURITIES FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -2.98%     1.84%   -2.76%     1.18%    0.29%     1.28%
--------------------------------------------------------------------------
5 Year Return      2.80%    20.53%    2.78%    16.68%    3.13%    16.69%
--------------------------------------------------------------------------
10 Year Return     3.34%    45.85%    3.30%    38.33%    3.18%    36.70%
--------------------------------------------------------------------------
Since Inception*   4.88%   165.65%    5.62%   339.69%    4.37%    80.77%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/1/93; Class B: 03/3/86; Class C: 06/1/99.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2013, the SunAmerica U.S. Government Securities Fund Class A returned -2.98%, compared to 3.23% for the BofA Merrill Lynch U.S. Treasury Master Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The BofA Merrill Lynch U.S. Treasury Master Index tracks the performance of
   U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GNMA FUND

   The SunAmerica GNMA Fund Class A shares returned -0.34% (before maximum sales charge) for the 12-month period ended March 31, 2013. The Fund underperformed its benchmark, the Bank of America Merrill Lynch ("BofA ML") Mortgages GNMA Master Index/*/, which returned 1.66% during the same period.

   U.S. agency mortgage-backed securities lagged U.S. Treasuries but posted modestly positive returns during the annual period, attributable primarily to the first half of the annual period. During the second quarter of 2012, a rally in U.S Treasuries and investors' flight to quality supported positive performance of agency mortgage-backed securities. Also, a new schedule for GNMA mortgage insurance premiums went into effect. Premiums on newer GNMA loans were increased, while premiums on seasoned loans, or those from pre-May 2009, were reduced. This led to a surge in government refinance applications that lasted into the third quarter of 2012.

   The third quarter of 2012 was particularly active on the regulatory front. In mid-August, the U.S. Treasury Department announced an amendment to the Preferred Stock Purchase Agreement anticipated to accelerate the wind-down of the government-sponsored enterprise ("GSE")-retained portfolios and require the GSEs to pay all profits back to the Treasury instead of paying a fixed dividend. The Federal Housing Finance Agency also raised the guarantee fee on conventional mortgages. Another notable development was the Fed's announcement of plans to purchase an additional $40 billion of agency mortgage-backed securities per month via QE3, which, not surprisingly, triggered a significant tightening in mortgage spreads.

   Although QE3 was a near-term positive for the sector, agency mortgage-backed securities posted modestly negative total returns during the second half of the annual period. During the fourth quarter of 2012, investors locked in profits from the prior two quarters. During the first quarter of 2013, doubts arose about how long the Fed would continue its purchases in the sector given heightened concerns that quantitative easing may not be maintained through the end of 2013.

   For the annual period overall, 30-year Fannie Maes and Freddie Macs outperformed 30-year GNMAs on an absolute-return basis, due mainly to shrinking demand for GNMAs. The exception, however, was during the second quarter of 2012 when 30-year GNMAs marginally outperformed, as the Home Affordable Refinancing Program triggered faster pre-payment speeds in Fannie Maes and Freddie Macs.

   Detracting most from the Fund's results during the annual period was individual issue selection within the GNMA sector, particularly our emphasis on higher coupon securities. The Fund was significantly overweight relative to its benchmark index in 5.5% coupon securities and was underweight securities with 4% to 4.5% coupons relative to the benchmark. Lower coupon securities outperformed higher coupon mortgages during the annual period as a whole on increased Fed purchases. Thus, such positioning hurt the Fund's relative results for the annual period overall, though it helped during the first quarter of 2013 when lower coupons lagged higher coupons as some investors moved up in coupon to protect themselves against a further sell-off in rates.

   Another detractor from the Fund's results was a sizable position in cash and cash equivalents, as fixed income assets overall generated a higher return than cash. We had modestly increased the Fund's allocation to cash during the annual period as we felt market conditions warranted a more defensive and conservative portfolio stance. The Fund had an average weighting of 10% of its total net assets in cash and cash equivalents during the annual period.

   Contributing positively to the Fund's results relative to its benchmark was its allocation to U.S. Treasury securities. As indicated earlier, U.S. Treasuries, which are not a component of the BofA ML Mortgages GNMA Master Index, outperformed mortgage-backed securities during the annual period.

   Also contributing positively to the Fund's results was its duration and yield curve positioning. The Fund held a longer duration position than the BofA ML Mortgages GNMA Master Index through much of the annual period, which helped as interest rates declined overall.

--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other. Therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

/*/The Bank of America Merrill Lynch (BofA ML) Mortgages GNMA Master Index is a subset of the BofA ML U.S. Mortgage Backed Securities Index including all securities issued by Ginnie Mae except for interest-only fixed rate mortgage pools and hybrids. The BofA ML U.S. Mortgage Backed Securities Index tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in GNMA Fund Class A shares would have increased to $14,353. The same amount invested in securities mirroring the performance of the BofA Merrill Lynch Mortgages GNMA Master Index would be valued at $16,433.

                                     [CHART]

                                     BofA Merrill Lynch
                                    Mortgages GNMA Master
             GNMA Fund Class A#          Index**
             -------------------    ---------------------
3/31/2003           9,521                  10,000
4/30/2003           9,572                  10,031
5/31/2003           9,707                  10,031
6/30/2003           9,685                  10,063
7/31/2003           9,168                   9,892
8/31/2003           9,281                   9,971
9/30/2003           9,593                  10,122
10/31/2003          9,498                  10,092
11/30/2003          9,489                  10,129
12/31/2003          9,603                  10,210
1/31/2004           9,678                  10,260
2/29/2004           9,756                  10,329
3/31/2004           9,813                  10,368
4/30/2004           9,556                  10,211
5/31/2004           9,521                  10,185
6/30/2004           9,603                  10,276
7/31/2004           9,706                  10,367
8/31/2004           9,858                  10,513
9/30/2004           9,868                  10,531
10/31/200           9,948                  10,617
11/30/200           9,915                  10,594
12/31/200           9,981                  10,660
1/31/2005          10,040                  10,726
2/28/2005           9,984                  10,695
3/31/2005           9,951                  10,666
4/30/2005          10,061                  10,776
5/31/2005          10,124                  10,853
6/30/2005          10,151                  10,888
7/31/2005          10,107                  10,854
8/31/2005          10,198                  10,943
9/30/2005          10,129                  10,898
10/31/2005         10,068                  10,849
11/30/2005         10,091                  10,875
12/31/2005         10,208                  11,017
1/31/2006          10,233                  11,050
2/28/2006          10,244                  11,069
3/31/2006          10,168                  10,997
4/30/2006          10,119                  10,959
5/31/2006          10,080                  10,931
6/30/2006          10,088                  10,935
7/31/2006          10,229                  11,091
8/31/2006          10,370                  11,271
9/30/2006          10,446                  11,338
10/31/2006         10,514                  11,421
11/30/2006         10,599                  11,531
12/31/2006         10,573                  11,520
1/31/2007          10,555                  11,519
2/28/2007          10,707                  11,660
3/31/2007          10,700                  11,685
4/30/2007          10,749                  11,742
5/31/2007          10,664                  11,681
6/30/2007          10,596                  11,618
7/31/2007          10,706                  11,717
8/31/2007          10,835                  11,849
9/30/2007          10,911                  11,948
10/31/2007         11,035                  12,071
11/30/2007         11,293                  12,310
12/31/2007         11,304                  12,317
1/31/2008          11,485                  12,523
2/29/2008          11,582                  12,584
3/31/2008          11,630                  12,630
4/30/2008          11,555                  12,609
5/31/2008          11,410                  12,547
6/30/2008          11,466                  12,556
7/31/2008          11,462                  12,550
8/31/2008          11,601                  12,705
9/30/2008          11,699                  12,760
10/31/2008         11,559                  12,593
11/30/2008         12,057                  13,040
12/31/2008         12,286                  13,268
1/31/2009          12,201                  13,271
2/28/2009          12,258                  13,350
3/31/2009          12,441                  13,556
4/30/2009          12,412                  13,594
5/31/2009          12,404                  13,617
6/30/2009          12,375                  13,604
7/31/2009          12,484                  13,746
8/31/2009          12,572                  13,830
9/30/2009          12,650                  13,936
10/31/2009         12,728                  14,017
11/30/2009         12,903                  14,207
12/31/2009         12,653                  13,981
1/31/2010          12,833                  14,166
2/28/2010          12,889                  14,220
3/31/2010          12,883                  14,247
4/30/2010          12,986                  14,350
5/31/2010          13,201                  14,544
6/30/2010          13,348                  14,732
7/31/2010          13,474                  14,895
8/31/2010          13,533                  14,955
9/30/2010          13,458                  14,886
10/31/2010         13,560                  15,049
11/30/2010         13,551                  15,020
12/31/2010         13,429                  14,926
1/31/2011          13,410                  14,944
2/28/2011          13,481                  14,994
3/31/2011          13,499                  15,016
4/30/2011          13,645                  15,206
5/31/2011          13,863                  15,414
6/30/2011          13,817                  15,450
7/31/2011          14,001                  15,614
8/31/2011          14,279                  15,880
9/30/2011          14,244                  15,900
10/31/2011         14,278                  15,944
11/30/2011         14,348                  15,993
12/31/2011         14,411                  16,097
1/31/2012          14,405                  16,143
2/29/2012          14,371                  16,158
3/31/2012          14,402                  16,165
4/30/2012          14,458                  16,277
5/31/2012          14,440                  16,366
6/30/2012          14,427                  16,377
7/31/2012          14,514                  16,523
8/31/2012          14,503                  16,521
9/30/2012          14,516                  16,548
10/31/2012         14,445                  16,476
11/30/2012         14,398                  16,455
12/31/2012         14,409                  16,476
1/31/2013          14,352                  16,367
2/28/2013          14,370                  16,413
3/31/2013          14,353                  16,433


GNMA FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -5.07%    -0.34%   -4.85%    -0.97%   -1.94%    -0.97%
--------------------------------------------------------------------------
5 Year Return      3.30%    23.42%    3.28%    19.46%    3.64%    19.56%
--------------------------------------------------------------------------
10 Year Return     3.68%    50.75%    3.51%    41.26%    3.52%    41.37%
--------------------------------------------------------------------------
Since Inception*   5.44%   194.63%    6.87%   631.65%    4.71%    89.13%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/11/93; Class B: 04/25/83; Class C: 06/1/99.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2013, the SunAmerica GNMA Fund Class A returned -5.07%, compared to 1.66% for the BofA Merrill Lynch Mortgages GNMA Master Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The BofA Merrill Lynch Mortgages GNMA Master Index is a subset of the BofA
   Merrill Lynch U.S. Mortgage Backed Securities Index including all securities issued by Ginnie Mae except for interest-only fixed rate mortgage pools and hybrids. The BofA Merrill Lynch U.S. Mortgage Backed Securities Index tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA STRATEGIC BOND FUND

The SunAmerica Strategic Bond Fund Class A shares returned 8.64% (before maximum sales charge) for the 12-month period ended March 31, 2013. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index/*/, which returned 3.77% during the same annual period.

The Fund's outperformance relative to its benchmark can be attributed primarily to sector selection during the annual period. More specifically, the Fund's allocations to high yield corporate bonds, investment grade corporate bonds and emerging market bonds boosted performance, as generally strong market conditions, driven by good fundamentals, reasonable valuations and a strong demand for fixed income overall supported a rally in riskier asset classes. These positive contributors more than offset positions in securitized products and U.S. Treasuries, which detracted as traditional "flight to quality" sectors lagged.

Security selection within each asset class was also a positive contributor to the Fund's results. Particularly helpful was a keen focus on individual credit opportunities. Top performing individual securities during the annual period included telecommunications giant Sprint and financial guaranty and mortgage guaranty insurance provider Assured Guaranty. Weak performers included positions in integrated telephone company CenturyLink and in the sovereign debt of Argentina.

While the Fund remained U.S.-centric, portions of the Fund were allocated to non-U.S. dollar denominated sovereign and emerging markets bonds, which meant country exposure had an impact on results during the annual period. Exposure to bonds in Mexico and Australia added value, while certain bond positions in Hungary and Poland detracted from relative results.

Also contributing positively to the Fund's results during the annual period was its duration and yield curve positioning overall. The Fund had a modestly longer duration position than the Barclays U.S. Aggregate Bond Index, given our view that interest rates would stay low. As interest rates moved even lower across the yield curve, such positioning helped. A marginally long duration stance compared to the benchmark index also positioned the Fund to take advantage of the "roll" down the yield curve. The Fund's yield curve positioning, which overweighted 10-year and 30-year maturities, was a positive contributor to performance.

Early in the annual period, we modestly reduced the Fund's target weight to high yield corporate bonds and correspondingly increased its target weight to investment grade corporate bonds, as we moved to a lower overall risk level following the rally induced by the European Central Bank's (the "ECB") Long-Term Refinancing Operations initiative, which enabled higher risk countries in the Eurozone to roll their existing debt maturities and therefore avoid the contagion that might come from a possible restructuring or default. We also made the change based on our view that economic growth was beginning to disappoint. Then, in June 2012, following the Spanish bank bailout and based on our view that more aggressive central bank activity was coming, we increased the Fund's allocations to both high yield corporate bonds and emerging market bonds and decreased its exposure to investment grade corporate bonds. In November and December 2012, we further increased the Fund's exposure to high yield corporate bonds and emerging market bonds. Central bank action in the form of Outright Monetary Transactions from the ECB and QE3 from the Federal Reserve signaled that the risk rally would likely continue despite the then-looming fiscal cliff in the U.S. and other ongoing fiscal issues. We reduced the Fund's exposure to investment grade corporate bonds and securities products to accommodate the target change.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)


With these changes, the Fund ended the annual period on March 31, 2013 overweight, within the credit sector, to financial institutions. The Fund was also overweight relative to its benchmark index in asset-backed securities. On the same date, the Fund was underweight relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasuries, agency securities and supranationals. Within the credit sector, the Fund was underweight industrials and utilities. The Fund had a neutral weighting relative to its benchmark index in commercial mortgage-backed securities at the end of the annual period.



--------
Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations and economic and political instability.

*The Barclays U.S. Aggregate Bond Index represents securities that are
 SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Strategic Bond Fund Class A shares would have increased to $20,367. The same amount invested in securities mirroring the performance of the Barclays U.S. Aggregate Bond Index would be valued at $16,327.

                                    [CHART]

               Strategic Bond Fund    Barclays Capital U.S.
                      Class A#        Aggregate Bond Index**
               -------------------    ---------------------
 3/31/2003             9,536                  10,000
 4/30/2003             9,899                  10,083
 5/31/2003            10,206                  10,271
 6/30/2003            10,292                  10,250
 7/31/2003            10,032                   9,906
 8/31/2003            10,183                   9,971
 9/30/2003            10,525                  10,235
10/31/2003            10,583                  10,140
11/30/2003            10,736                  10,164
12/31/2003            11,018                  10,267
 1/31/2004            11,206                  10,350
 2/29/2004            11,194                  10,462
 3/31/2004            11,256                  10,541
 4/30/2004            11,015                  10,266
 5/31/2004            10,871                  10,225
 6/30/2004            11,065                  10,283
 7/31/2004            11,195                  10,385
 8/31/2004            11,428                  10,583
 9/30/2004            11,599                  10,612
10/31/2004            11,805                  10,701
11/30/2004            12,046                  10,615
12/31/2004            12,378                  10,713
 1/31/2005            12,405                  10,780
 2/28/2005            12,510                  10,717
 3/31/2005            12,275                  10,662
 4/30/2005            12,330                  10,806
 5/31/2005            12,456                  10,923
 6/30/2005            12,615                  10,982
 7/31/2005            12,668                  10,882
 8/31/2005            12,863                  11,022
 9/30/2005            12,845                  10,908
10/31/2005            12,682                  10,822
11/30/2005            12,772                  10,870
12/31/2005            12,944                  10,973
 1/31/2006            13,120                  10,974
 2/28/2006            13,206                  11,010
 3/31/2006            13,114                  10,902
 4/30/2006            13,208                  10,882
 5/31/2006            13,041                  10,871
 6/30/2006            13,021                  10,894
 7/31/2006            13,305                  11,041
 8/31/2006            13,515                  11,210
 9/30/2006            13,572                  11,309
10/31/2006            13,741                  11,383
11/30/2006            13,949                  11,516
12/31/2006            13,969                  11,449
 1/31/2007            13,948                  11,444
 2/28/2007            14,116                  11,620
 3/31/2007            14,173                  11,621
 4/30/2007            14,307                  11,683
 5/31/2007            14,287                  11,595
 6/30/2007            14,147                  11,561
 7/31/2007            13,970                  11,657
 8/31/2007            14,030                  11,800
 9/30/2007            14,363                  11,889
10/31/2007            14,595                  11,996
11/30/2007            14,456                  12,212
12/31/2007            14,515                  12,246
 1/31/2008            14,498                  12,452
 2/29/2008            14,475                  12,469
 3/31/2008            14,498                  12,512
 4/30/2008            14,688                  12,486
 5/31/2008            14,673                  12,394
 6/30/2008            14,489                  12,384
 7/31/2008            14,393                  12,374
 8/31/2008            14,384                  12,491
 9/30/2008            13,606                  12,324
10/31/2008            12,011                  12,033
11/30/2008            11,779                  12,424
12/31/2008            12,247                  12,888
 1/31/2009            12,366                  12,774
 2/28/2009            12,207                  12,726
 3/31/2009            12,370                  12,903
 4/30/2009            13,034                  12,965
 5/31/2009            13,616                  13,059
 6/30/2009            13,879                  13,133
 7/31/2009            14,466                  13,345
 8/31/2009            14,686                  13,483
 9/30/2009            15,230                  13,625
10/31/2009            15,354                  13,692
11/30/2009            15,567                  13,869
12/31/2009            15,620                  13,652
 1/31/2010            15,742                  13,861
 2/28/2010            15,805                  13,913
 3/31/2010            16,120                  13,896
 4/30/2010            16,386                  14,040
 5/31/2010            15,925                  14,158
 6/30/2010            16,197                  14,380
 7/31/2010            16,722                  14,534
 8/31/2010            16,904                  14,721
 9/30/2010            17,232                  14,737
10/31/2010            17,563                  14,789
11/30/2010            17,240                  14,704
12/31/2010            17,439                  14,545
 1/31/2011            17,615                  14,562
 2/28/2011            17,784                  14,599
 3/31/2011            17,856                  14,607
 4/30/2011            18,184                  14,792
 5/31/2011            18,258                  14,985
 6/30/2011            18,071                  14,941
 7/31/2011            18,355                  15,179
 8/31/2011            17,961                  15,400
 9/30/2011            17,461                  15,512
10/31/2011            18,070                  15,529
11/30/2011            17,774                  15,516
12/31/2011            18,060                  15,686
 1/31/2012            18,509                  15,824
 2/29/2012            18,792                  15,820
 3/31/2012            18,748                  15,733
 4/30/2012            18,973                  15,908
 5/31/2012            18,875                  16,052
 6/30/2012            19,044                  16,058
 7/31/2012            19,545                  16,280
 8/31/2012            19,663                  16,290
 9/30/2012            19,891                  16,313
10/31/2012            20,010                  16,345
11/30/2012            20,128                  16,371
12/31/2012            20,239                  16,347
 1/31/2013            20,246                  16,233
 2/28/2013            20,303                  16,314
 3/31/2013            20,367                  16,327



STRATEGIC BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      3.54%     8.64%    3.62%     7.62%    6.62%     7.62%
--------------------------------------------------------------------------
5 Year Return      6.02%    40.48%    5.95%    35.49%    6.35%    36.02%
--------------------------------------------------------------------------
10 Year Return     7.37%   113.59%    7.31%   102.57%    7.20%   100.43%
--------------------------------------------------------------------------
Since Inception*   6.80%   276.51%    7.19%   273.68%    6.81%   249.47%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2013, the SunAmerica Strategic Bond Fund Class A returned 3.54%, compared to 3.77% for the Barclays U.S. Aggregate Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Barclays U.S. Aggregate Bond Index represents securities that are
   SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)


SUNAMERICA HIGH YIELD BOND FUND

The SunAmerica High Yield Bond Fund Class A shares returned 11.42% (before maximum sales charge) for the 12-month period ended March 31, 2013. The Fund underperformed its benchmark, the Citigroup High Yield Market Index/*/, which returned 12.60% during the same period.

The high yield bond market began the annual period under pressure, but rebounded in late June 2012 on positive news out of Europe to post returns that only modestly trailed duration-equivalent U.S. Treasuries for the second quarter of 2012. For the last nine months of the annual period, high yield bonds outperformed duration-equivalent U.S. Treasuries each month, extending their winning streak to 10 consecutive months, as renewed monetary stimulus from global central banks, positive U.S. economic data and earnings trends outweighed concerns about fiscal tightening, renewed European debt problems and discussion from the Federal Reserve (the "Fed"). Fund flows provided a robust technical, or supply/demand, tailwind in 2012; net retail flows were positive in 39 of the 52 weeks, and totaled $31.9 billion for the calendar year. New issuance set a record in 2012, with more than $344.6 billion priced. Fundamentals also remained strong. The trailing 12-month par-weighted default rate declined to 1.14% in December 2012, the lowest since October 2011 and well below the 25-year average of 4.20%. In the first quarter of 2013, the technical backdrop remained supportive albeit less robust, as investor demand turned negative, and mutual fund outflows totaled $239.5 million. However, new issuance kept up its rapid pace, with more than $101.3 billion priced--the highest quarterly total ever. The trailing 12-month par-weighted default rate ended March 2013 at 1.24%. Issuers meaningfully strengthened their balance sheets and liquidity positions since the 2008 credit crisis, and proceeds from new issuance were used mainly to refinance existing debt, although there were also signs during the annual period of a pickup in shareholder-friendly actions, such as merger and acquisition activity and leveraged buyouts. The sector's average yield of 5.67% at the end of the annual period compared favorably to other fixed income sectors.

Amidst the broadly supportive but somewhat volatile macro backdrop, the Fund maintained a slightly defensive positioning throughout the annual period, with a bias toward higher quality, lower yielding securities. This positioning detracted from the Fund's results, as the high yield bond market rallied substantially, with lower quality bonds outperforming higher quality bonds. During the annual period, the BB-rated securities in the Citigroup High Yield Market Index returned 10.47%, while securities rated B returned 13.32% and securities rated CCC returned 15.54%. As such, the Fund's overweight allocation to investment grade credit and BB-rated securities detracted from relative performance as did an underweight allocation to B-rated securities.

Sector allocation also detracted from the Fund's results relative to its benchmark index during the annual period. Overweight allocations to the comparatively weak media cable and chemicals industries weighed on the Fund's relative performance. A residual cash position in a rising market further detracted. Only partially offsetting these detractors was the positive impact of the Fund's overweight allocation to the comparatively strong financial services industry and its underweight allocations to the energy and retail stores industries.

Security selection contributed positively to the Fund's performance during the annual period. Effective security selection in the paper, financial services and chemicals industries significantly more than offset weaker security selection in the health care, wireless, and supermarkets industries. Among the greatest individual contributors to the Fund's relative returns during the annual period were holdings in Caraustar Industries, a recycled paperboard and packaging solutions company; TXU, an energy utility; Ally Financial, a retail bank and automobile financing services provider; and Lloyds TSB Bank, a U.K. retail bank. Not owning a position in Cengage Learning, a leading provider of teaching, learning and research solutions for the academic, professional and library markets, also boosted relative results. Detracting from the Fund's relative results during the annual period were positions in Wornick, a leading supplier of convenience foods and military rations to institutional customers; Radiation Therapy Services, a radiation therapy services provider to cancer patients; and Savient Pharmaceuticals, a broadly diversified pharmaceuticals company. Not owning certain securities in wireless and wireline communications operator Sprint Nextel and consumer credit company America General Finance, which performed well, also hurt.

From a credit quality perspective, security selection among BB-rated and B-rated securities proved effective as did selection among investment grade credits. These positive contributors more than offset weaker security selection among CCC and below-rated securities during the annual period.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)


As of March 31, 2013, the Fund was overweight relative to the Citigroup High Yield Market Index in the financial institutions, technology and media cable industries. The Fund was underweight its benchmark index in the energy, packaging and metals & mining industries at the end of the annual period.




--------
Past performance is no guarantee of future results.

High-yield bonds tend to have lower interest-rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates.

*The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in High Yield Bond Fund Class A shares would have increased to $20,818. The same amount invested in securities mirroring the performance of the Citigroup High Yield Market Index would be valued at $25,436.

                                     [CHART]


                High Yield Bond Fund              Citigroup High
                      Class A#                   Yield Market Index**
                --------------------            --------------------
 3/31/2003              9,531                          10,000
 4/30/2003             10,098                          10,621
 5/31/2003             10,279                          10,692
 6/30/2003             10,619                          11,024
 7/31/2003             10,564                          10,861
 8/31/2003             10,697                          10,973
 9/30/2003             11,073                          11,298
10/31/2003             11,265                          11,560
11/30/2003             11,457                          11,721
12/31/2003             11,839                          12,022
 1/31/2004             12,241                          12,230
 2/29/2004             12,086                          12,163
 3/31/2004             12,014                          12,239
 4/30/2004             12,037                          12,197
 5/31/2004             11,833                          11,986
 6/30/2004             12,157                          12,165
 7/31/2004             12,244                          12,321
 8/31/2004             12,386                          12,546
 9/30/2004             12,558                          12,717
10/31/2004             12,851                          12,980
11/30/2004             13,309                          13,130
12/31/2004             13,707                          13,319
 1/31/2005             13,786                          13,300
 2/28/2005             14,028                          13,500
 3/31/2005             13,608                          13,121
 4/30/2005             13,384                          12,940
 5/31/2005             13,649                          13,206
 6/30/2005             13,985                          13,428
 7/31/2005             14,352                          13,622
 8/31/2005             14,654                          13,679
 9/30/2005             14,549                          13,542
10/31/2005             14,358                          13,441
11/30/2005             14,519                          13,476
12/31/2005             14,716                          13,595
 1/31/2006             15,036                          13,809
 2/28/2006             15,074                          13,878
 3/31/2006             15,188                          13,978
 4/30/2006             15,401                          14,054
 5/31/2006             15,387                          14,045
 6/30/2006             15,336                          13,984
 7/31/2006             15,524                          14,135
 8/31/2006             15,850                          14,371
 9/30/2006             16,038                          14,570
10/31/2006             16,264                          14,779
11/30/2006             16,386                          15,025
12/31/2006             16,579                          15,206
 1/31/2007             16,664                          15,348
 2/28/2007             16,845                          15,562
 3/31/2007             16,860                          15,585
 4/30/2007             17,085                          15,796
 5/31/2007             17,137                          15,915
 6/30/2007             16,900                          15,611
 7/31/2007             16,304                          15,100
 8/31/2007             16,463                          15,283
 9/30/2007             16,868                          15,686
10/31/2007             17,005                          15,787
11/30/2007             16,689                          15,438
12/31/2007             16,730                          15,485
 1/31/2008             16,104                          15,290
 2/29/2008             15,811                          15,092
 3/31/2008             15,861                          15,027
 4/30/2008             16,484                          15,690
 5/31/2008             16,616                          15,773
 6/30/2008             16,438                          15,253
 7/31/2008             16,031                          15,024
 8/31/2008             16,014                          15,064
 9/30/2008             14,732                          13,857
10/31/2008             12,056                          11,732
11/30/2008             10,588                          10,588
12/31/2008             10,623                          11,473
 1/31/2009             10,964                          12,094
 2/28/2009             10,714                          11,636
 3/31/2009             10,681                          12,040
 4/30/2009             11,668                          13,502
 5/31/2009             12,461                          14,315
 6/30/2009             12,783                          14,755
 7/31/2009             13,547                          15,659
 8/31/2009             13,616                          15,864
 9/30/2009             14,257                          16,779
10/31/2009             14,548                          17,042
11/30/2009             14,700                          17,225
12/31/2009             15,162                          17,805
 1/31/2010             15,317                          18,003
 2/28/2010             15,369                          17,994
 3/31/2010             15,854                          18,525
 4/30/2010             16,245                          18,940
 5/31/2010             15,544                          18,317
 6/30/2010             15,696                          18,539
 7/31/2010             16,242                          19,173
 8/31/2010             16,256                          19,146
 9/30/2010             16,755                          19,713
10/31/2010             17,108                          20,207
11/30/2010             16,912                          19,978
12/31/2010             17,234                          20,355
 1/31/2011             17,587                          20,816
 2/28/2011             17,830                          21,091
 3/31/2011             17,928                          21,171
 4/30/2011             18,127                          21,472
 5/31/2011             18,228                          21,565
 6/30/2011             18,013                          21,368
 7/31/2011             18,216                          21,629
 8/31/2011             17,318                          20,791
 9/30/2011             16,885                          20,182
10/31/2011             17,721                          21,358
11/30/2011             17,436                          20,904
12/31/2011             17,873                          21,478
 1/31/2012             18,343                          22,097
 2/29/2012             18,701                          22,602
 3/31/2012             18,685                          22,589
 4/30/2012             18,885                          22,813
 5/31/2012             18,646                          22,526
 6/30/2012             19,010                          23,006
 7/31/2012             19,326                          23,417
 8/31/2012             19,475                          23,682
 9/30/2012             19,734                          24,000
10/31/2012             19,774                          24,193
11/30/2012             19,979                          24,350
12/31/2012             20,252                          24,737
 1/31/2013             20,462                          25,053
 2/28/2013             20,491                          25,149
 3/31/2013             20,818                          25,436



HIGH YIELD BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      6.11%    11.42%    6.70%    10.70%    9.67%    10.67%
--------------------------------------------------------------------------
5 Year Return      4.55%    31.25%    4.57%    26.77%    4.92%    27.16%
--------------------------------------------------------------------------
10 Year Return     7.61%   118.42%    7.60%   108.10%    7.43%   104.74%
--------------------------------------------------------------------------
Since Inception*   5.16%   116.82%    5.12%   105.32%    5.19%    89.33%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/2/98; Class B: 11/2/98; Class C: 08/21/00.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2013, the SunAmerica High Yield Bond Fund Class A returned 6.11%, compared to 12.60% for the Citigroup High Yield Market Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

   TRUSTEES                   VOTING PROXIES ON       DISCLOSURE OF
    Richard W. Grant          TRUST PORTFOLIO         QUARTERLY PORTFOLIO
    Peter A. Harbeck          SECURITIES              HOLDINGS
    Dr. Judith L. Craven      A description of the    The Trust is required
    William F. Devin          policies and            to file its com-plete
    Stephen J. Gutman         proce-dures that the    schedule of portfolio
    William J. Shea           Trust uses to           holdings with the U.S.
                              determine how to vote   Securities and
   OFFICERS                   proxies relating to     Exchange Commission
    John T. Genoy, President  secu-rities held in a   for its first and
    Donna M. Handel,          Fund's portfolio,       third fiscal quarters
      Treasurer               which is available in   on Form N-Q. The
    James Nichols, Vice       the Trust's Statement   Trust's Forms N-Q are
      President               of Additional           available on the
    Timothy Pettee, Vice      Information, may be     U.S. Securities and
      President               ob-tained without       Exchange Commis-sion
    Michael Cheah, Vice       charge upon request,    website at
      President               by calling (800)        www.sec.gov. You can
    Katherine Stoner, Vice    858-8850. The           also review and obtain
      President and Chief     in-formation is also    copies of the Forms
      Compliance Officer      available from the      N-Q at the U.S.
    Gregory N. Bressler,      EDGAR database on the   Securities and
      Chief Legal Officer     U.S. Secu-rities and    Exchange Commission
      and Secretary           Exchange Commission's   Public Refer-ence Room
    Nori L. Gabert, Vice      website at              in Washington DC
      President and           http://www.sec.gov.     (information on the
      Assistant Secretary                             operation of the
    Kathleen Fuentes,         DELIVERY OF             Public Reference Room
      Assistant Secretary     SHAREHOLDER DOCUMENTS   may be ob-tained by
    John E. McLean,           The Funds have adopted  calling
      Assistant Secretary     a policy that allows    1-800-SEC-0330).
    Gregory R. Kingston,      them to send only one
      Vice President and      copy of a Fund's        PROXY VOTING RECORD ON
      Assistant Treasurer     prospectus, proxy       SUNAMERICA INCOME FUNDS
    John E. Smith Jr.,        material, annual        Information regarding
      Assistant Treasurer     report and semi-annual  how the Funds voted
    Matthew J. Hackethal,     report (the             proxies relating to
      Anti-Money Laundering   "shareholder            securities held in the
      Compliance Officer      documents") to          Funds during the most
                              shareholders with       recent twelve month
   INVESTMENT ADVISER         multiple accounts       period ended June 30
    SunAmerica Asset          residing at the same    is available, once
      Management Corp.        "household." This       filed with the U.S.
    Harborside Financial      practice is called      Securities and
      Center                  householding and        Exchange Commission,
    3200 Plaza 5              reduces Fund expenses,  without charge, upon
    Jersey City, NJ           which benefits you and  request, by calling
      07311-4992              other shareholders.     (800) 858-8850 or on
                              Unless the Funds        the U.S. Securities
   DISTRIBUTOR                receive instructions    and Exchange
    SunAmerica Capital        to the con-trary, you   Commission's website
      Services, Inc.          will only receive one   at http://www.sec.gov.
    Harborside Financial      copy of the
      Center                  shareholder documents.  This report is
    3200 Plaza 5              The Funds will          submitted solely for
    Jersey City, NJ           continue to household   the general
      07311-4992              the share-holder        information of
                              documents               shareholders of the
   SHAREHOLDER SERVICING      indefinitely, until we  Funds. Distribution of
   AGENT                      are instructed          this report to persons
    SunAmerica Fund           otherwise. If you do    other than
      Services, Inc.          not wish to             shareholders of the
    Harborside Financial      participate in          Funds is authorized
      Center                  householding please     only in con-nection
    3200 Plaza 5              contact Shareholder     with a currently
    Jersey City, NJ           Services at (800)       effective pro-spectus,
      07311-4992              858-8850 ext. 6010 or   setting forth details
                              send a written request  of the Funds, which
   CUSTODIAN AND TRANSFER     with your name, the     must precede or
   AGENT                      name of your fund(s)    accom-pany this report.
    State Street Bank and     and your account
      Trust Company           number(s) to
    P.O. Box 5607             SunAmerica Mutual
    Boston, MA 02110          Funds c/o BFDS, P.O.
                              Box 219186, Kansas
                              City MO, 64121-9186.
                              We will resume
                              individual mailings
                              for your account
                              within thirty (30)
                              days of receipt of
                              your request.

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:


                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

INANN - 3/13


[LOGO]

Sun America
Mutual Funds

Item 2.  Code of Ethics.

         The SunAmerica Income Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2013, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2012       2013
         (a) Audit Fees ....................$ 146,507   $ 166,506
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$  78,121   $  64,173
         (d) All Other Fees ................$       0   $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2012           2013
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$       0   $       0
         (d) All Other Fees ................$       0   $       0


    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2012 and 2013 were $139,982 and $117,763, respectively.

    (h)  Not applicable.


Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 6, 2013

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: June 6, 2013